ASSET PURCHASE AGREEMENT

THIS AGREEMENT made the 14th day of February, 2014.

BETWEEN:

VIDEOWARE, INC., a company incorporated under the laws of Delaware, having an office at 756 Port America Pl., Suite 400, Grapevine, Texas, USA, 76051;

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

VALDOR FIBER OPTICS, INC., a company incorporated under the laws of Delaware, having an office at 3116 Diablo Avenue, Hayward, California, USA, 94545;

(hereinafter called the "Purchaser")

OF THE SECOND PART

AND:

VIEWCAST.COM, INC., a company incorporated under the laws of Delaware having an office at 756 Port America Pl., Suite 400, Grapevine, Texas, USA, 76051;

(hereinafter called the "Covenantor")

OF THE THIRD PART

AND:

VALDOR TECHNOLOGY INTERNATIONAL INC., a company incorporated under the laws of British Columbia having an office at Suite 450 – 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2;

(hereinafter called the "Parent")

OF THE FOURTH PART

WHEREAS:

A. The Vendor carries on the business of developing enabling hardware and software products that capture, encode and deliver video and audio digital networks, set top boxes, computers and mobile devices situated in the City of Grapevine, Texas, USA (the "Vendor's Business");

B. The Vendor has agreed to sell, and the Purchaser has agreed to purchase, subject to certain exceptions hereinafter enumerated, all the property, assets and undertaking of the Vendor's Business, as a going concern, on the terms and subject to the conditions hereinafter provided;

C. The Covenantor is the parent company of the Vendor, and has become party to this Agreement for the purpose of covenanting with the Vendor to indemnify the Purchaser in the manner hereinafter provided;

D. The Parent is the parent company of the Purchaser, and has become party to this Agreement for the purpose of guaranteeing to obligations of the Purchaser set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

1. **PURCHASE AND SALE OF ASSETS**

1.1 **Description of Assets**. Upon the terms and subject to the conditions hereof, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, as a going concern at the time of closing, the undertaking and all the property and assets of the Vendor's Business of every kind and description wheresoever (except as provided in Section 1.2), including, without limiting the foregoing:

(a) The machinery and equipment (the "Machinery and Equipment") described in the Schedule of Machinery and Equipment attached as Schedule "A" and forming a part of this Agreement;

(b) All inventories ("Inventories"), including the Inventories set forth on Schedule "B" and forming a part of this Agreement;

(c) The specific accounts receivable set forth on Schedule "C" and forming a part of this Agreement and the trade accounts, notes receivable and other debts owing to the Vendor, and the full benefit of all securities for such accounts, notes or debts (the "Receivables");

(d) The benefit of all unfilled orders received by the Vendor and forward commitments to purchase made by the Vendor in connection with the Vendor's Business, and all other contracts, engagements or commitments, whether written or oral, to which the Vendor is entitled in connection with the Vendor's Business, and in particular all right, title and interest of the Vendor in, to and under the material agreements and contracts (the "Material Contracts") described in the Schedule of Material Contracts attached as Schedule "D" and forming a part of this Agreement (the "Schedule of Material Contracts");

(e) All right and interest of the Vendor to all registered and unregistered patents, trademarks, trade or brand names, copy-rights, designs, restrictive covenants and other industrial or intellectual property used in connection with the Vendor's Business (collectively, the "Intangible Property"), including the Intangible Property described in the Schedule of Intangible Property attached as Schedule "E" and forming a part of this Agreement;

(f) The prepaid expenses (the "Prepaids");

B. 7

(g) The goodwill of the Vendor's Business and the right of the Purchaser to represent itself as carrying on the Vendor's Business in continuation of and in succession to the Vendor and the right to use the names "VideoWare" and "Niagara" or any variation thereof as part of or in connection with the Vendor's Business (the "Goodwill").

all of which are collectively called the "Assets".

1.2 **Exclusions**. There shall be specifically excluded from the purchase and sale herein, and from the Assets, the following:

(a) cash and/or cash equivalents on hand or in deposit;

(b) the domain name viewcast.com; and

(c) all accounts receivable subject to the Purchase and Sale Agreement/Security Agreement by and among Variosystems, Inc. and Covenantor which have not been released by Variosystems, Inc.

2. **PURCHASE PRICE AND ALLOCATION**

The purchase price payable by the Purchaser (and the payment obligations of the purchase price being hereby guaranteed by the Parent) to the Vendor of the Assets shall be the sum of One Million One Hundred Thousand US Dollars ($1,100,000) (in aggregate the "Purchase Price"), and along with the Assumed Indebtedness shall be allocated as follows:

(a) To the Machinery and Equipment, the sum of Eighty Thousand Seven Hundred US Dollars ($80,700);

(b) To the Inventories, the sum of Seven Hundred Fifty Eight Thousand Two Hundred Eighty Seven US Dollars and Ninety Two Cents ($758,287.92);

(c) To the Receivables, the sum of Three Hundred Thousand Six Hundred Seventy Four US Dollars and Fifty Four Cents ($300,674.54); and

(d) To the Intangible Property, the sum of One Hundred Thousand US Dollars ($100,000).

In addition to the Purchase Price, the Purchaser and the Vendor shall enter into a royalty agreement (the "Royalty Agreement") in the form attached as Schedule "F" pursuant to which the Purchaser will pay a royalty of 7% of the gross sales of product lines acquired with the Business or derived from the Business to be paid to the Vendor quarterly for a period of five (5) years commencing on July 1, 2014 with a maximum paid royalty of US$1,750,000.

3. **PAYMENT OF THE PURCHASE PRICE**

The Purchase Price shall be paid and satisfied as follows at the time of closing:

(a) US $500,000 of the Purchase Price, by wire transfer to an account or accounts designated by Vendor payable at the time of closing (the "Initial Purchase Price Payment"); and

B.F.

(c) issuance of a promissory note by Vendor and Parent in the amount of $600,000 (the "Promissory Note"), due and payable, without interest, as follows:

(i) US$300,000 on or before 4:00 p.m. Central Standard Time on February 21, 2014, by wire transfer to an account or accounts designated by Vendor; and

(ii) US$300,000 on or before 4:00 p.m. Central Daylight Time on March 21, 2014 by wire transfer to an account or accounts designated by Vendor.

4. **ASSUMPTION OF LIABILITIES**

4.1 **Assumed Indebtedness**. On and after the time of closing the Purchaser will assume and pay:

(a) all liabilities and perform all obligations of Vendor relating to all warranties existing at the time of closing and all service and support contracts existing at the time of closing; and

(b) the balances owing as of the time of closing under the mortgages, conditional sales contracts and other instruments of indebtedness described in the Schedule of Assumed Liabilities attached as Schedule "H" and forming a part of this Agreement.

(collectively, the "Assumed Indebtedness") and the Purchaser will indemnify and save the Vendor harmless of and from all claims, demands, suits and actions in respect thereof.

4.2 **Other Obligations**. On and after the time of closing the Purchaser will assume, perform and discharge all obligations arising under the Material Contracts and all other contracts, commitments or engagements which are entered into by the Vendor between the date hereof and the time of closing in the ordinary course of the Vendor's Business which are not prohibited by this Agreement or are consented to in writing by the Purchaser, and the Purchaser will indemnify and save the Vendor harmless of and from all claims, demands, suits and actions thereunder in respect of events after the time of closing.

4.3 **Release of Vendor**. At or before the time of closing the Purchaser shall execute and deliver all such covenants and assurances with respect to the Assumed Indebtedness and with respect to the obligations assumed under Section 4.2 as may reasonably be required as a condition to the release of the Vendor from any liability in respect thereof.

5. **REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND COVENANTOR**

Each of the Vendor and Covenantor represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement, and in concluding the purchase and sale contemplated herein:

5.1 **Status of Vendor and Covenantor**. The Vendor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has the power and capacity to own and dispose of the Assets and to carry on the Vendor's Business as now being conducted by it, and to enter into this Agreement and carry out its terms to the full extent. The Covenantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has the power and capacity to enter into this Agreement and carry out its terms to the full extent with regard to the Covenantor.

5.2 **Authority to Sell**. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Vendor and the Covenantor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor and the Covenantor enforceable against the Vendor and the Covenantor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

5.3 **Sale will not cause default**. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein will:

(a) Violate any of the terms and provisions of the constating documents or by-laws or articles of the Vendor, or any order, decree, statute, by-law, regulation, covenant, restriction applicable to the Vendor or any of the Assets;

(b) Give any person the right to terminate, cancel or remove any of the Assets, save to the extent that the consent of third parties is required to assign the Material Contracts; or

(c) Result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable.

5.4 **Assets**. The Vendor owns and possess and has a good and marketable title to the Assets free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, except as described in the Schedule of Material Contracts.

5.5 **Books and Records**. The books and records of the Vendor fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Vendor and all material financial transactions of the Vendor relating to the Business have been accurately recorded in such books and records.

5.6 **Financial Statements**. The audited consolidated financial statements of the Covenantor for the fiscal year ended December 31, 2012, the unaudited financial statements of the Vendor for the eleven-months ended November 30, 2013 (the "Statements"), copies of which are attached as Schedule "G", have been prepared in accordance with generally accepted accounting principles of the United States applied on a basis consistent with those of previous fiscal periods and present fairly and correctly in all material respects the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Vendor as of the date of the Statements, and the sale and earnings of the operations of the Vendor during the periods covered by such Statements.

5.7 **Material Change**. Since the date of the Balance Sheet at November 30, 2013 included in the Statements there has not been:

(a) any material change in the financial condition of the Vendor's Business, its liabilities or the Assets other than changes in the ordinary course of business, none of which has been materially adverse;

(b) any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting the Assets or the Vendor's Business;

(c) any material increase in the compensation payable or to become payable by the Vendor to any of its officers, employees or agents or any bonus, payment or arrangement made to or with any of them save and except increases agreed to in writing by the Purchaser.

5.8 **Conformity with laws**. All governmental licences and permits required for the conduct in the ordinary course of the operations of the Vendor's Business and the uses to which the Assets have been put, have been obtained and are in good standing and such conduct and uses are not in breach of any statute, by-law, regulation, covenant, restriction, plan or permit.

5.9 **Forward Commitments**. All outstanding forward commitments by or on behalf of the Vendor for the purchase or sale of the Inventories have been made in accordance with established price lists of the Vendor or its suppliers, or if otherwise, then in accordance with the Vendor's normal business custom in varying therefrom.

5.10 **Terms of Employment**. The Vendor is not a party to any collective agreement relating to the Vendor's Business with any labour union or other association of employees, no part of the Vendor's business has been certified as a unit appropriate for collective bargaining and there is no employee who cannot be dismissed on not more than one year's notice without further liability.

5.11 **Material Contracts**. The Schedule of Material Contracts contains a true and correct listing of each written or oral contract of the following types to be acquired or assumed by the Purchaser:

(a) contracts or commitments out of the ordinary course of business;

(b) contracts or commitments involving an obligation to pay in the aggregate One Thousand Dollars ($1,000) or more or of a duration greater than one year;

(c) contracts or commitments affecting ownership of, or title to, or any interest in personal property;

(d) contracts or commitments in respect of the Intangible Property;

(e) except as required by statute or regulation, contracts or commitments in respect of bonuses, incentive compensation, pensions, group insurance or employee welfare plans, all of which are fully funded as determined by an independent and reputable firm of actuaries employed by the Vendor;

(f) employment contracts or commitments other than unwritten employment contracts of indefinite duration entered into in the ordinary course of the Vendor's Business.

5.12 **Accuracy of representations**. No certificate furnished by or on behalf of the Vendor to the Purchaser at the time of closing in respect of the representations, warranties or covenants of the Vendor herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

6. **COVENANTS OF THE VENDOR**

6.1 **Conduct of Business**. Until the time of closing, the Vendor shall conduct the Vendor's Business diligently and only in the ordinary course and will use its commercially reasonable efforts to

preserve the Assets intact, to keep available to the Purchaser its present employees and to preserve for the Purchaser its relationship with its suppliers, customers and others having business relations with it.

6.2 **Change of Name**. The Vendor shall, within thirty (30) days after the time of closing, change its name to a name that does not include any of the words "VideoWare" or "Niagara".

6.3 **Access by Purchaser**. The Vendor will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Vendor relating to the Vendor's Business and the Assets, and will furnish to the Purchaser during such period all such information as the Purchaser may reasonably request.

6.4 **Insurance**. From the date hereof until the time of closing the Vendor will maintain in full force and effect the current policies of insurance in respect of the Assets.

6.5 **Procure Consents**. The Vendor shall diligently take all commercially reasonable steps required to obtain, prior to the time of closing, all consents to the assignment of the Material Contracts and any other of the Assets of the Business for which consent is required.

6.6 **Covenant of Indemnity**. The Vendor and the Covenantor will jointly and severally indemnify and hold harmless the Purchaser from and against:

(a) any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at the time of closing and which are not agreed to be assumed by the Purchaser pursuant to this Agreement;

(b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

6.7 **Transition of Employees**. After the time of closing, the Vendor will use its commercially reasonable efforts to convince any employees of Vendor whom the Purchaser desires to hire to accept employment with the Purchaser. The Vendor will indemnify and save harmless the Purchaser from and against all claims by any employee of the Vendor for wages, salaries, bonuses, pension or other benefits, severance pay, notice or pay in lieu of notice and holiday pay in respect of any period prior to the time such employee becomes an employee of Purchaser.

7. **REPRESENTATIONS AND WARRANTIES OF THE PURCHASER**

The Purchaser and Parent represents and warrants to the Vendor as follows, with the intent that the Vendor shall rely thereon in entering into this Agreement, and in concluding the purchase and sale contemplated herein:

7.1 **Status of Purchaser**. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, has the power and capacity to enter into this Agreement and carry out its terms to the full extent.

7.2 **Status of Parent**. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Canada, has the power and capacity to enter into this Agreement and carry out its terms, and at the time of closing will be duly registered as an extra-provincial company under the Company Act of British Columbia.

7.3 **Authority to Purchase**. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and Parent, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser and Parent enforceable against the Purchaser and Parent in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

8. **COVENANTS OF THE PURCHASER**

8.1 **Taxes**. The Purchaser shall be liable for and shall pay all state and federal sales taxes and registration charges and transfer fees properly payable upon and in connection with the sale and transfer of the Assets by the Vendor to the Purchaser.

8.2 **Consents**. The Purchaser will at the request of the Vendor execute and deliver such applications for consent and such assumption agreements, and provide such information as may be necessary to obtain the consents referred to in Section 6.5 and will assist and co-operate with the Vendor in obtaining the said consents.

9. **INDEMNIFICATION**

9.1 **Limitation on Vendor's and Covenantor's Indemnity**. No claim by the Purchaser under the covenant of indemnify contained in Section 6.6 will be valid unless:

(a) written notice of such claim is given by the Purchaser to the Vendor before the expiration of eighteen (18) months after the time of closing; and

(b) the aggregate amount of all such claims exceeds Twenty Five Thousand Dollars (US$25,000) with the Vendor and Covenantor being responsible for all amounts of such claims.

(c) except with respect to fraud, the aggregate liability of Vendor and Covenantor for any indemnity claims for any breach of the representations or covenants or any loss related to or arising out of this Agreement shall not exceed the amount of cash actually received by Vendor which amount shall be the Initial Purchase Price Payment ($500,000) plus any payments actually made to Vendor pursuant to the Promissory Note.

9.2 **Exclusive Remedy; Non-Reliance**. Following the closing, (a) other than with respect to fraud, the sole and exclusive remedy for any and all claims of Purchaser arising under, out of or related to this Agreement (including any certificate delivered in connection herewith) shall be (i) the rights of indemnification of Purchaser by Vendor and Covenantor set forth in this Agreement and (ii) specific performance with respect to any covenants to be performed by Vendor that survive the closing and (b)

Purchaser will not have any other entitlement, remedy or recourse, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by Purchaser to the fullest extent permitted by applicable law. Purchaser acknowledges that Vendor and Covenantor have not make and are not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Section 5, and that Purchaser is not relying on and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties made in Section 5.

10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

All obligations of the Purchaser under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated:

10.1 **Vendor's Representations and Warranties**. The Vendor's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true in all material respects at and as of the time of closing if such representations and warranties were made at and as of such time.

10.2 **Vendor's Covenants**. The Vendor shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the time of closing.

10.3 **Vendor's Certificate**. The Vendor shall have delivered to the Purchaser a certificate of the President and Secretary of the Vendor, dated the time of closing, certifying in such detail as the Purchaser may specify to the fulfillment of the conditions set forth in Sections 10.1 and 10.2.

10.4 **OEM Agreement**. The Purchaser and Covenantor shall have entered into an OEM Agreement (the "OEM Agreement") regarding the use of the Osprey video capture card, and any related intellectual property, on terms satisfactory to the Purchaser.

10.5 **Employment Agreement**. The Purchaser shall have entered into a written employment agreement with John Hammock on terms satisfactory to the Purchaser.

10.6 **Consents**. The Purchaser shall have received duly executed copies of the consents or approvals referred to in Section 6.5.

10.7 **Stock Exchange Approval**. The Parent shall have received the acceptance of the TSX Venture Exchange to this Agreement, provided that this condition may only be relied upon by the Purchaser if the Parent has taken commercially reasonable steps to procure such acceptance.

The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Vendor a written waiver to that effect signed by the Purchaser.

11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

All obligations of the Vendor under this Agreement are subject to the fulfillment, prior to or at the time of closing, of the conditions hereinafter enumerated:

11.1 **Purchaser's Representations and Warranties**. The Purchaser's representations and warranties contained in this Agreement shall be true in all material respects at and as of the time of closing as though such representations and warranties were made as of such time.

11.2 **Purchaser's Covenants**. The Purchaser shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

11.3 **Purchaser's Certificate**. The Purchaser shall have delivered to the Vendor a certificate of the President and Secretary of the Purchaser, dated the time of closing, certifying in such detail as the Vendor may specify to the fulfillment of the conditions set forth in Sections 11.1 and 11.2.

11.4 **Consents of Third Parties**. All consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Assets have been obtained, provided that this condition may only be relied upon by the Vendor if the Vendor has taken commercially reasonable steps to procure all such consents or approvals and the Purchaser has not waived the need for all such consents or approvals.

Each of the foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor at or prior to the time of closing by delivering to the Purchaser a written waiver to that effect signed by the Vendor.

12. **CLOSING**

12.1 **Time of Closing**. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at 11:00 a.m., local time in the City of Dallas, Texas, on February __, 2014 or at such other time and date as shall be agreed upon in writing between the parties hereto (the "time of closing").

12.2 **Place of Closing**. The closing shall take place at the offices of Haynes and Boone, LLP, 2323 Victory Ave., Suite 700, Dallas, TX 75219.

12.3 **Documents to be delivered by the Vendor**. At the closing the Vendor shall deliver or cause to be delivered to the Purchaser:

(a) all deeds of conveyance, bills of sale, transfer and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is required;

(b) all consents or approvals required to be obtained by the Vendor for the purpose of validly assigning the Material Contracts;

(c) possession of the Assets;

(d) the certificate of the President and Secretary of the Vendor to be given under Section 10.3;

(e) certified copies of such resolutions of the shareholders and directors of the Vendor as are required to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by the Vendor pursuant thereto; and

(f) executed copies of the Royalty Agreement and the OEM Agreement.

12.4 **Documents to be delivered by the Purchaser**. At the closing the Purchaser shall deliver or cause to be delivered:

(a) a covenant of the Purchaser in favour of the Vendor agreeing to assume and pay or perform and indemnify the Vendor against the Assumed Indebtedness and other obligations agreed to be assumed hereunder by the Purchaser in the manner and to the extent herein provided;

(b) the certificate of the President and Secretary of the Purchaser to be given under Section 11.3:

(c) executed copied of the Royalty Agreement and the OEM Agreement;

(d) a wire transfer payable to the Vendor in the amount of the Initial Purchase Price Payment;

(e) the Promissory Note; and

(f) a security agreement granted by Purchaser and Parent in favor of Vendor in the Assets (the "Security Agreement"), which Security Agreement shall secure the payments due under the Promissory Note.

13. **RISK OF LOSS**

From the date hereto to the time of closing, the Assets shall be and remain at the risk of the Vendor. If any of the Assets shall be lost, damaged or destroyed prior to the time of closing, the Purchaser may terminate this Agreement upon written notice to the Vendor, or elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the Purchase Price, in which event all proceeds of any insurance or compensation in respect of such loss, damage or destruction shall be payable to the Purchaser and all right and claim of the Vendor to any such amounts not paid by the time of closing shall be assigned to the Purchaser.

14. **FURTHER ASSURANCES**

The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

15. **SET-OFF**

If under this Agreement or any document delivered pursuant hereto the Vendor becomes obligated to pay any sum of money to the Purchaser, then such sum may at the election of the Purchaser, and without limiting or waiving any right or remedy of the Purchaser under this Agreement, be set-off against and shall apply to any sum of money or security owed by the Purchaser to the Vendor until such amount has been completely set-off.

16. **NON-COMPETITION**

In consideration of the purchase by the Purchaser of the Assets pursuant to this Agreement, during the period beginning at the time of closing and ending on the third anniversary of the time of closing, each of the Vendor and the Covenantor (the "Non-Compete Period") agrees not to, directly or indirectly,

engage (whether as an owner, operator, manager, employee, officer, director, consultant advisor, representative or otherwise) or have any financial interest in any business or undertaking that competes with the Vendor's Business, as currently conducted, anywhere in the United States or Canada (other than, by way of the ownership of less than 5% of the outstanding common shares of any publicly traded corporation) and each of them expressly acknowledges and agrees that each and every restriction imposed by this Section 16 is reasonable with respect to subject matter, time period and geographical area.

17. **NON-SOLICITATION**

Each of the Vendor and the Covenantor agrees, during the Non-Compete Period, not to, directly or indirectly: (i) contact, approach or solicit for the purpose of offering employment to or hiring (whether as an employee, officer, director, consultant, agent, independent contractor or otherwise) or actually hire any person employed by the Vendor, without the prior written consent of the Purchaser; or (ii) call-on, solicit or attempt to induce any customer or other business relation of the Vendor into any business relationship which might materially harm the Vendor's Business.

18. **CONFIDENTIALITY**

Each of the Vendor and the Covenantor shall treat and hold as confidential any information concerning the Vendor's Business that is not generally available to the public (the "Confidential Information"), refrain from using any of the Confidential Information except in connection with this Agreement or on behalf of the Purchaser and its successors and assigns, and deliver promptly to the Purchaser, at the request and option of the Purchaser, all tangible embodiments (and all copies) of the Confidential Information which are in such Vendor's possession or control. In the event that the Vendor or the Covenantor is requested or required (by oral question or request for information or documents in any proceeding or investigation, by any court, arbitrator or government authority or similar process) to disclose any Confidential Information, the Vendor and the Covenantor shall notify the Purchaser promptly of the request or requirement so that the Purchaser may seek an appropriate protective order. If, in the absence of a protective order, the Vendor or the Covenantor is, on the advice of counsel, compelled to disclose any Confidential Information to any court, arbitrator or Government Authority the Vendor and the Covenantor may do so. However, Vendor and Covenantor shall have the right to disclose Confidential Information to its officers, directors, employees, attorneys and accountants who have a need to know such Confidential Information in performing services for Vendor or Covenantor so long as such officers, directors, employees, attorneys and accountants agree to maintain the confidentiality of such Confidential Information.

19. **NOTICE**

All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided. Notice shall be deemed given on the date of delivery to the address of the recipient.

20. **ENTIRE AGREEMENT**

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

21. **TIME OF THE ESSENCE**

Time shall be of the essence of this Agreement.

22. **APPLICABLE LAW; VENUE**

This Agreement shall be governed by and interpreted in accordance with the laws of the state of Texas without giving effect to any choice of law principles that would require or permit the application of the laws of another jurisdiction. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court sitting in the City of Dallas, Texas over any dispute that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement and each party hereby irrevocably agrees that all claims in respect of any such action related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

23. **SUCCESSORS AND ASSIGNS**

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

24. **CAPTIONS**

The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VIDEOWARE, INC.

By: [signature]
Name: Lance Ouellette
Title: Pres/CEO

VALDOR FIBER OPTICS, INC.

By: [signature]
Name: BRIAN FINDLAY
Title: DIRECTOR

VIEWCAST.COM, INC.

By: [signature]
Name: Lance Ouellette
Title: Pres/CEO

VALDOR TECHNOLOGY INTERNATIONAL INC.

By: [signature]
Name: Elston Johnston
Title: Chairman of the Board

SCHEDULE A MACHINERY AND EQUIPMENT

Niagara Equipment List

Qty	Description
	Burn-in Rack
1	6x8x2, 6 shelf rack with ESD carpet on it.
1	Standard Server Rack
3	Aten 16 port KVM Model CS-1716
4	TecNek Model A-500 16x1 Distribution Amp.
4	Neater 16 port 10/100 network Switch
1	Ocean Matrix Distribution AMP OMX-7023
1	C-Lab Distribution Amp Model AV400
1	Small table for Monitor , keyboard, and mouse (KVM hook up)
	Plus any power cables, AV cables, monitor, network, and all supporting hard
	CD burner and Label Maker.
1	Long table for holding the equipment
1	MF digital CD burner and printer.
1	Zebra Label Printer,
1	Dell Computer, monitor, and keyboard and mouse.
	Plus all support cables and equipment.
	General Test Equipment needed and process storage spaces
2	6x8x2, 6 shelf rack with ESD carpet on it.
1	7x5x2 7 shelf rack for shipping supplies
2	double door storage cabinets full of fixtures and tools
1	4 door filing cabinet full of production supplies like tie wraps.
1	Hakko de-soldering station model 472D
2	hot air pencils reflow stations
2	Metcal solder stations
1	Drill Press and cart
1	Red roll around tool box.
5	Roll around racks various sizes.
4	Roll around equipment carts.
2	General work benches for assembling or repairing product.
1	Mantis microscope with/on small roll around storage cart.
1	TV cart with a Samsung TV and various AV sources and Network equipment.
1	Tektronix O-scope model 2465
1	Tektronix O-scope model 2465A
	Testing/loading Production Benches.
4	Work Benches for downloading images and testing. Also 1/2 a bench is my desk
8	Monitors for the various work stations.
1	Samsung TV to monitor the video source.
1	Western Digital TV line Plus AV source.
1	AJA model HA-5 for system testing.
1	Yellow Brick SDI Distribution Amp.
2	Shinybow Model SB-3750 Distribution amp.
1	Dell 5150 with XP, computer with download programs for AVSS cards, LCD cards.
1	TV cart with a Sony Trinitron on it with various cables and AV distribution boxes on it.
1	HDTV CMP Distribution amp model AV901 HD
2	Camcorders for S-Video Sources

SCHEDULE A MACHINERY AND EQUIPMENT

1	AJA Model Hi5 3G
1	Nano connect HDMI to HD/SD-SDI
1	CleanBox Pro for Balance to Unbalanced Audio Control
1	AJA model HD10AVA
4	AJA Model HD10AM'
2	Tektronix TSG-95 PAL/NTSC signal Generator
1	Kramer Model VM-10AN Distribution Amp.
1	Aphex 10/4 interface model
2	Aphex Distribution Amp Model 120A
1	Hauppauge Digital Media player, AV source.
1	Netgear 100/1000 Switch model GS108
1	Netgear 100/1000 24 port Switch model GSM 7224
2	Speaker out Audio check.
	Plus all the support cables and supplies
	QA Lab
6	Monitor, mouse, keyboard
2	AJA Model HD10AVA
2	Samson S Convert
1	Conrad A/V Distribution Amp Model 40-809
2	Radio Shack A/V Distribution Amp Model 15-139
1	IOGear Mini View Symphony KVM Switch
1	Miniview Ultra+ 8-port KVM
1	APC UPS ES750
1	Behringer Ultralink Pro model MX882
1	Dvico A/V source Model M4100SH
1	Pioneer DVD Player Model DV-220V
1	Pioneer DVD Player Model DV-320
2	ComWorld Digital Video Converter Model CMD-1500
1	Radio Shack A/V Distribution Amp Model 15-1172
1	AJA HD/SD 1X6 Distribution Amp Model HD10DA
1	VCST-GOIMAGE (Manufacturing Server, Windows Deployment Service, Images)
1	IMAGESERVER (Engineering Server, Windows Deployment Service, Images, Updates)
1	ENGAMS5 (Adobe Media Server version 5.0)
1	SuperMicro PC with DekTec Card (Used for testing IP on Niagara)
1	Apple Mac Mini (for MPEG 4 Testing)
1	Niagara 9100-8A
1	Niagara 9100-2IP
1	Niagara 9100-2De
1	Niagara 9100-2D
1	Niagara 6112
1	Niagara 6116
1	Tektronix O-Scope Model 2432A
	Sales and Marketing Equipment
5	Desktop Computers and peripheral equipment
2	Battery Backup Units
2	Laptop Computers
	Various Personal Computers and Monitors (in storage)
	Manufacturing / Shipping Receiving
	Various Shelves for parts storage

SCHEDULE A MACHINERY AND EQUIPMENT

	Shipping and receiving equipment (owned by ViewCast) utilized by Valor and ViewCast
2	Personal Computers and peripheral equipment
5	5 Drawer File Cabinets
	Various Carts for moving parts and equipment
	IT Equipment / Servers
	All software applications currently supporting the Niagara products
	ViewCast to be allowed access to data stored on these servers for up to 6 months from date of closing.
1	VCST-Staging : HP DL360
1	VMServer 5 : Dell PowerEdge 2950
1	VMServer 1 : Dell PowerEdge 2950
1	VMServer 6 – Dell PowerEdge 2950 – (MFG Imaging Server)
	Various Ethernet Switches
	Office Furniture
4	Office Desks
2	Printers
10	Chairs

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare			11/02/2014			
item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
01-04107-02	CAP,100UF,6.3V ELECT VR RADIAL	S6	3.00	0.04455	0.13	0.0%
01-04107-03	CAP,ELEC,100UF,20%,16V,5X11MM	S1	144.00	0.042	6.05	0.0%
01-04477-01	CAP,ELEC,470UF,20%,10V,	S1	289.00	0.072	20.81	0.0%
02-01100-03	CAP,CER,5%,COG,50V,10PF,0603	S1	5,236.00	0.0049	25.66	0.0%
02-01100-03	CAP,CER,5%,COG,50V,10PF,0603	S6	4,113.60	0.0049	20.16	0.0%
02-01101-02	CAP,CER,5%,COG,50V,100pF,	S1	0.80	0.0058	0.00	0.0%
02-01101-02	CAP,CER,5%,COG,50V,100pF,	S6	2,277.00	0.0058	13.21	0.0%
02-01102-04	CAP,CER,1000PF,NPO,5%,50V,0603	S1	3,570.90	0.015	53.56	0.0%
02-01102-04	CAP,CER,1000PF,NPO,5%,50V,0603	S6	2,951.00	0.015	44.27	0.0%
02-01102-06	CAP,CER,10%,X7R,16V,1000pF0603	S1	3,811.00	0.0038	14.48	0.0%
02-01102-07	CAP,CER,10%,X7R,25V1000PF,0402	S1	0.10	0.0038	0.00	0.0%
02-01102-07	CAP,CER,10%,X7R,25V1000PF,0402	S6	7,098.00	0.0038	26.97	0.0%
02-01102-08	CAP,CER,1000pF,NPO,5%,50V,0402	S1	0.20	0.006	0.00	0.0%
02-01102-08	CAP,CER,1000pF,NPO,5%,50V,0402	S6	6,353.20	0.006	38.12	0.0%
02-01103-03	CAP,CER,.01UF,25V,10%,X7R,0603	S1	4,000.20	0.0044	17.60	0.0%
02-01103-03	CAP,CER,.01UF,25V,10%,X7R,0603	S6	458.20	0.017	7.79	0.0%
02-01103-06	CAP,CER,.01UF,50V,10%,X7R,0805	S1	1,978.80	0.0044	8.71	0.0%
02-01103-06	CAP,CER,.01UF,50V,10%,X7R,0805	S6	1,086.00	0.0044	4.78	0.0%
02-01104-02	CAP,CER,.1UF,50V,10%,X7R,0805	S1	0.70	0.021	0.01	0.0%
02-01104-03	CAP,CER,+80%-20%,Y5V,25V,0.1UF	S1	0.75	0.01	0.01	0.0%
02-01104-03	CAP,CER,+80%-20%,Y5V,25V,0.1UF	S6	3,025.50	0.01	30.26	0.0%
02-01104-04	CAP,CER,Y5V,25V,0.1UF,0402	S6	7,776.00	0.0047	36.55	0.0%
02-01104-05	CAP,CER,0.1UF,10% 25V,X7R,0603	S1	4,000.30	0.0042	**16.80**	**0.0%**
02-01104-05	CAP,CER,0.1UF,10% 25V,X7R,0603	S6	219.00	0.0042	0.92	0.0%
02-01104-06	CAP,CER,0.1UF,50V,10%,X7R,0603	S1	0.10	0.01152	0.00	0.0%
02-01104-06	CAP,CER,0.1UF,50V,10%,X7R,0603	S6	4,000.00	0.01152	46.08	0.0%
02-01104-07	CAP,.1uF,CER,X5R,10V,10%,0402	S1	0.20	0.0048	0.00	0.0%
02-01104-07	CAP,.1uF,CER,X5R,10V,10%,0402	S6	9,717.20	0.0048	46.64	0.0%
02-01105-03	CAP,CER,X7R,10%,25V,1UF,1206	S1	0.80	0.0065	0.01	0.0%
02-01105-03	CAP,CER,X7R,10%,25V,1UF,1206	S6	2,319.00	0.0065	15.07	0.0%
02-01105-05	CAP CER,1.0UF,16V,10%,X7R,0805	S1	2,000.45	0.04122	82.46	0.0%
02-01105-05	CAP CER,1.0UF,16V,10%,X7R,0805	S6	1,849.00	0.04122	76.22	0.0%
02-01105-06	CAP,1uF,CER,X5R,16V,10%,0805	S1	1,927.80	0.016	30.84	0.0%
02-01105-06	CAP,1uF,CER,X5R,16V,10%,0805	S6	1,151.80	0.016	18.43	0.0%
02-01105-07	CAP,CER,1UF,X7R 10%,16V,0603	S1	(0.30)	0.016	(0.00)	0.0%
02-01105-07	CAP,CER,1UF,X7R 10%,16V,0603	S6	3,377.00	0.016	54.03	0.0%
02-01106-01	CAP,CER,10UF,16V,Y5V,1210	S1	0.80	0.122	0.10	0.0%
02-01106-02	CAP,CER,Y5V,10V,10UF,1206	S1	0.30	0.079	0.02	0.0%
02-01106-02	CAP,CER,Y5V,10V,10UF,1206	S6	994.00	0.079	78.53	0.0%
02-01106-04	Cap,Cer,10uF,6.3V,10%,0805,X5R	S1	2,000.80	0.063	126.05	0.0%
02-01106-04	Cap,Cer,10uF,6.3V,10%,0805,X5R	S6	1,114.80	0.063	70.23	0.0%
02-01106-05	CAP,CER,10uF,16V,10%,X5R,1206	S6	913.00	0.063	57.52	0.0%
02-01106-06	CAP,CER,10UF,16V,10%,X5R,0805	S6	1,527.50	0.04	61.10	0.0%
02-01107-04	CAP,CER,100UF,16V,20%,X5R,1210	S6	27.50	0.58	15.95	0.0%
02-01180-02	CAP,CER 18PF,50V,5%,COG,0603	S1	4,000.60	0.0042	16.80	0.0%
02-01180-02	CAP,CER 18PF,50V,5%,COG,0603	S6	183.00	0.0042	0.77	0.0%
02-01200-02	CAP,CER,20PF,5% 50V,NPO,0603	S1	3,470.20	0.035	121.46	0.0%
02-01200-02	CAP,CER,20PF,5% 50V,NPO,0603	S6	478.00	0.035	16.73	0.0%
02-01220-03	CAP,CER,5%,COG,50V,22PF,0603	S1	0.60	0.0038	0.00	0.0%
02-01220-03	CAP,CER,5%,COG,50V,22PF,0603	S6	2,390.60	0.0038	9.08	0.0%
02-01220-04	CAP,CER 22PF,50V,5%,COG,0603	S1	0.80	0.01134	0.01	0.0%
02-01220-05	CAP,CER 22PF,50V,5%,COG,0402	S1	0.80	0.018	0.01	0.0%
02-01220-05	CAP,CER 22PF,50V,5%,COG,0402	S6	8,184.00	0.018	147.31	0.0%
02-01222-03	CAP,CER,2200pF,25V,10%,X7R,	S1	0.80	0.0036	0.00	0.0%
02-01222-03	CAP,CER,2200pF,25V,10%,X7R,	S6	5,275.80	0.0036	18.99	0.0%
02-01223-03	CAP,CER,0.022UF,10%,X7R,16V,	S1	0.70	0.0032	0.00	0.0%
02-01223-03	CAP,CER,0.022UF,10%,X7R,16V,	S6	9,346.00	0.0032	29.91	0.0%
02-01224-04	CAP,FLM,0.22UF,16V,20%,SM,1206	S1	84.00	0.172	14.45	0.0%
02-01224-04	CAP,FLM,0.22UF,16V,20%,SM,1206	S6	2,493.00	0.185	461.21	0.0%
02-01224-05	CAP,CER,10%,X7R,10V,0.22UF,603	S1	4,000.80	0.011	44.01	0.0%
02-01224-05	CAP,CER,10%,X7R,10V,0.22UF,603	S6	3,105.80	0.011	34.16	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
02-01224-06	CAP,CER,0.22UF,25V,10%,X7R,805	S1	0.60	0.03096	0.02	0.0%
02-01225-04	CAP,CER,2.2UF,10V,10%,X5R,0805	S1	0.20	0.0459	0.01	0.0%
02-01226-03	CAP,CER,22uF,10v,20%,SM1210	S1	0.80	0.228	0.18	0.0%
02-01226-04	CAP,CER,22uF,16v,20%,SM1210	S1	0.60	0.125	0.08	0.0%
02-01226-04	CAP,CER,22uF,16v,20%,SM1210	S6	161.40	0.125	**20.18**	**0.0%**
02-01271-01	CAP,CER,5%,C0G,50V,270PF,0603	S1	0.50	0.0064	0.00	0.0%
02-01271-01	CAP,CER,5%,C0G,50V,270PF,0603	S6	530.00	0.08	42.40	0.0%
02-01331-05	CAP,CER,330pF,5%,COG,50V,0402	S1	0.70	0.012	0.01	0.0%
02-01331-05	CAP,CER,330pF,5%,COG,50V,0402	S6	9,386.00	0.012	112.63	0.0%
02-01333-01	CAP,CER,10%,X7R,16V,0.033UF	S1	0.90	0.014	0.01	0.0%
02-01333-01	CAP,CER,10%,X7R,16V,0.033UF	S6	3,033.00	0.014	42.46	0.0%
02-01333-02	CAP,CER,10%,X7R,16V,0.033UF,	S1	0.70	0.014	0.01	0.0%
02-01333-02	CAP,CER,10%,X7R,16V,0.033UF,	S6	9,390.00	0.014	131.46	0.0%
02-01333-03	CAP,CER,0.033UF,5%,X7R,25V,	S1	0.70	0.023	0.02	0.0%
02-01333-03	CAP,CER,0.033UF,5%,X7R,25V,	S6	3,509.00	0.023	80.71	0.0%
02-01335-01	CAP,TANT,3.3UF,10% 16V,3216	S1	0.80	0.0412	0.03	0.0%
02-01335-01	CAP,TANT,3.3UF,10% 16V,3216	S6	876.20	0.0412	**36.10**	**0.0%**
02-01335-02	CAP,CER,3.3UF,10V,10%,X5R,0805	S1	0.80	0.0657	0.05	0.0%
02-01335-02	CAP,CER,3.3UF,10V,10%,X5R,0805	S6	1,983.60	0.0657	130.32	0.0%
02-01390-02	CAP,CER,5%,NPO,50V,39pF,0603	S1	0.40	0.01	0.00	0.0%
02-01390-02	CAP,CER,5%,NPO,50V,39pF,0603	S6	1,644.40	0.01	16.44	0.0%
02-01471-03	Cap,470pF,CER,X7R,50V,10%,0402	S1	9,999.60	0.0038	**38.00**	**0.0%**
02-01471-03	Cap,470pF,CER,X7R,50V,10%,0402	S6	7,318.60	0.0038	27.81	0.0%
02-01472-02	CAP,CER,10%,X7R,16V,4700PF	S1	4,000.30	0.011	44.00	0.0%
02-01472-02	CAP,CER,10%,X7R,16V,4700PF	S6	2,262.30	0.011	24.89	0.0%
02-01472-03	CAP,CER,4700PF,X7R,25V,10%,	S1	0.40	0.0024	**0.00**	**0.0%**
02-01472-03	CAP,CER,4700PF,X7R,25V,10%,	S6	8,882.00	0.0024	21.32	0.0%
02-01475-03	CAP,TANT,4.7UF,10% 16V,3216	S1	2,000.50	0.0295	59.01	0.0%
02-01475-03	CAP,TANT,4.7UF,10% 16V,3216	S6	258.00	0.0295	7.61	0.0%
02-01680-01	CAP,CER,68PF,50V,5%,SM0805	S1	0.30	0.0044	0.00	0.0%
02-01682-01	CAP,CER,6800pF,10%,X7R,25V,	S1	0.40	0.023	0.01	0.0%
02-01682-01	CAP,CER,6800pF,10%,X7R,25V,	S6	8,904.00	0.023	204.79	0.0%
02-02107-07	CAP,TANT,10UF,16V,10%,3216	S1	2,056.10	0.06	123.37	0.0%
02-02107-07	CAP,TANT,10UF,16V,10%,3216	S6	518.40	0.06	31.10	0.0%
02-02225-02	CAP,TAN,2.2UF,20V,10%,A CASE	S1	2,020.00	0.0412	**83.22**	**0.0%**
02-02225-02	CAP,TAN,2.2UF,20V,10%,A CASE	S6	132.40	0.137	18.14	0.0%
02-03105-01	CAP,FILM,LO ESR,1UF,16V,3235	S1	0.80	0.1871	0.15	0.0%
02-03105-01	CAP,FILM,LO ESR,1UF,16V,3235	S6	908.20	0.1871	169.92	0.0%
02-04107-02	CAP,ELEC,100UF,20% 6.3V,6.3mm	S1	1,042.40	0.079	82.35	0.0%
02-04107-02	CAP,ELEC,100UF,20% 6.3V,6.3mm	S6	403.60	0.079	31.88	0.0%
02-04107-03	CAP,ELECT,100UF,16V,6.3MM (T/H	S1	(0.20)	0.04455	(0.01)	0.0%
02-04107-03	CAP,ELECT,100UF,16V,6.3MM (T/H	S6	80.00	0.04455	3.56	0.0%
02-04107-06	CAP,AL EL,100uF,6.3V,20%,5mm	S1	27.60	0.063	1.74	0.0%
02-04227-03	Cap,Al Elec,220uF,20%,6.3V,SMT	S1	59.20	0.075	4.44	0.0%
05-10000-01	RES,0 OHM,1/10W,1%,SM0805	S1	0.75	0.0041	0.00	0.0%
05-10000-01	RES,0 OHM,1/10W,1%,SM0805	S6	2,763.46	0.0041	11.33	0.0%
05-10000-02	RES,0 OHM,1/10W,1%,SM0402	S1	9,943.90	0.013	129.27	0.0%
05-10000-02	RES,0 OHM,1/10W,1%,SM0402	S6	6,158.00	0.013	80.05	0.0%
05-10100-02	RES,10 OHM,1/10W,1%,SM0805	S1	9,935.15	0.0064	63.58	0.0%
05-10100-02	RES,10 OHM,1/10W,1%,SM0805	S6	1,545.50	0.0064	9.89	0.0%
05-10100-03	RES,10 OHM,1/10W,1%,SM0603	S1	8,555.10	0.0014	11.98	0.0%
05-10100-03	RES,10 OHM,1/10W,1%,SM0603	S6	4,864.20	0.0014	6.81	0.0%
05-10270-01	RES,27.0 OHM,1%,1/10W,0603	S1	0.60	0.01	0.01	0.0%
05-10270-01	RES,27.0 OHM,1%,1/10W,0603	S6	2,174.00	0.01	21.74	0.0%
05-10560-02	RES,56 OHM,1%,1/16W,0402	S1	9,614.80	0.01	96.15	0.0%
05-10560-02	RES,56 OHM,1%,1/16W,0402	S6	7,556.00	0.01	75.56	0.0%
05-10750-01	RES,75 OHM,1/8W,1%,SM1206	S1	0.80	0.0027	0.00	0.0%
05-10750-01	RES,75 OHM,1/8W,1%,SM1206	S6	3,475.00	0.0027	9.38	0.0%
05-10750-04	RES,75 OHM,1/10W,1%,SM0603	S1	0.40	0.005	0.00	0.0%
05-10750-04	RES,75 OHM,1/10W,1%,SM0603	S6	1,492.40	0.005	7.46	0.0%
05-10830-01	RES,82.5 OHM,1%,1/10W,0805	S1	0.40	0.0018	**0.00**	**0.0%**

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare			**11/02/2014**			
item_no	**item_desc_1**	**loc**	**qty_on_hand**	**std_cost**	**Cost**	**%**
05-11000-01	RES, 100 OHM,1%,1/10W,1206	S1	0.40	0.0025	0.00	0.0%
05-11001-02	RES,1K OHM,1/10W,1%,SM0805	S1	5,000.30	0.0018	9.00	0.0%
05-11001-02	RES,1K OHM,1/10W,1%,SM0805	S6	7,312.50	0.0042	30.71	0.0%
05-11001-03	RES,1.00K Ohm,1%,1/10W,0603	S1	0.70	0.0014	0.00	0.0%
05-11001-03	RES,1.00K Ohm,1%,1/10W,0603	S6	1,581.80	0.005	7.91	0.0%
05-11002-03	RES,TF,1%,1/16W,10K OHM,0603	S1	3,765.35	0.0018	6.78	0.0%
05-11002-03	RES,TF,1%,1/16W,10K OHM,0603	S6	763.90	0.0018	1.38	0.0%
05-11002-04	RES,10K OHM,1/16W,1%,SM0402	S1	0.40	0.005	0.00	0.0%
05-11002-04	RES,10K OHM,1/16W,1%,SM0402	S6	8,450.00	0.005	42.25	0.0%
05-11003-03	RES,100K,1%,100PPM,1/10W,0603	S1	0.60	0.0016	0.00	0.0%
05-11003-03	RES,100K,1%,100PPM,1/10W,0603	S6	1,890.00	0.0018	3.40	0.0%
05-11005-01	RES,10M,1%,100PPM,1/10W,0603	S1	4,970.10	0.0046	22.86	0.0%
05-11005-01	RES,10M,1%,100PPM,1/10W,0603	S6	3,410.00	0.0022	7.50	0.0%
05-11100-02	RES,110 OHM,1/8W,1%,SM0805	S6	4,734.00	0.005	**23.67**	**0.0%**
05-11200-01	RES,1/16W,5%,120 OHM,0603	S1	0.40	0.001	0.00	0.0%
05-11200-01	RES,1/16W,5%,120 OHM,0603	S6	4,890.00	0.02	97.80	0.0%
05-11202-01	RES,12K Ohm,1%,1/16W,0402	S1	0.70	0.005	0.00	0.0%
05-11202-01	RES,12K Ohm,1%,1/16W,0402	S6	9,588.00	0.005	47.94	0.0%
05-11203-01	RES,120K,1%,1/16W,0402	S1	0.10	0.0014	0.00	0.0%
05-11203-01	RES,120K,1%,1/16W,0402	S6	8,186.00	0.0014	11.46	0.0%
05-11241-01	RES,1.24k,1/10w,1%,SM0603	S1	0.60	0.0016	0.00	0.0%
05-11241-01	RES,1.24k,1/10w,1%,SM0603	S6	4,685.00	0.002	9.37	0.0%
05-11241-02	RES,1.24K,1%,100PPM,1/10W,0603	S1	3,756.40	0.003	11.27	0.0%
05-11241-02	RES,1.24K,1%,100PPM,1/10W,0603	S6	920.00	0.002	1.84	0.0%
05-11272-01	RES,12.7K,1%,1/10W,0603	S1	0.60	0.0014	0.00	0.0%
05-11272-01	RES,12.7K,1%,1/10W,0603	S6	3,258.60	0.0014	4.56	0.0%
05-11303-01	RES,130K,1%,100PPM,1/10W,0603	S1	0.50	0.0016	0.00	0.0%
05-11303-01	RES,130K,1%,100PPM,1/10W,0603	S6	1,248.00	0.0018	2.25	0.0%
05-11500-01	RES,150 OHM,1/8W,1%,SM1206	S1	0.40	0.0092	0.00	0.0%
05-11501-01	RES,1.5K OHM,1/10W,1%,SM0805	S1	4,880.00	0.01	48.80	0.0%
05-11502-02	RES,15K OHM,1/16W,1%,SM0402	S1	0.60	0.005	0.00	0.0%
05-11502-02	RES,15K OHM,1/16W,1%,SM0402	S6	7,702.00	0.005	38.51	0.0%
05-11653-01	RES,165K Ohm,1%,1/10W,0603	S1	4,988.80	0.0014	6.98	0.0%
05-11653-01	RES,165K Ohm,1%,1/10W,0603	S6	4,125.80	0.0014	5.78	0.0%
05-11801-01	RES,1.80K OHM,1/10W,1%,SM0603	S1	0.80	0.0039	0.00	0.0%
05-11823-01	RES,182K Ohm,1%,1/10W,0603	S1	5,002.80	0.0014	7.00	0.0%
05-11823-01	RES,182K Ohm,1%,1/10W,0603	S6	4,115.80	0.0014	5.76	0.0%
05-12001-03	RES,2K OHM,1/16W,1%,SM0402	S1	0.70	0.0014	0.00	0.0%
05-12002-05	RES,20K OHM,1/10W,1%,0805	S1	0.70	0.0014	0.00	0.0%
05-12003-02	RES,TF,1%,1/16W,200K,OHM,0603	S1	0.90	0.0016	0.00	0.0%
05-12003-02	RES,TF,1%,1/16W,200K,OHM,0603	S6	1,198.00	0.003	3.59	0.0%
05-12101-01	RES,2.10K Ohm,1%,1/10W,0603	S1	0.90	0.00735	0.01	0.0%
05-12101-01	RES,2.10K Ohm,1%,1/10W,0603	S6	4,099.00	0.00735	30.13	0.0%
05-12401-01	RES,2.4K OHM,5%,1/16W,0402	S1	0.10	0.004	0.00	0.0%
05-12401-01	RES,2.4K OHM,5%,1/16W,0402	S6	8,486.00	0.004	33.94	0.0%
05-12492-02	RES,24.9K,1%,0603	S1	0.80	0.0014	0.00	0.0%
05-13012-02	RES. 30.1K, 1%, 0603	S1	0.40	0.0014	0.00	0.0%
05-13012-02	RES. 30.1K, 1%, 0603	S6	2,407.40	0.0014	3.37	0.0%
05-13603-01	RES,360K OHM,1%,1/16W,0402	S1	0.40	0.015	0.01	0.0%
05-13603-01	RES,360K OHM,1%,1/16W,0402	S6	8,862.00	0.015	132.93	0.0%
05-13651-02	RES,3.65K,1%,1/10W,SM0603	S1	0.60	0.0039	0.00	0.0%
05-13651-02	RES,3.65K,1%,1/10W,SM0603	S6	3,276.60	0.0039	12.78	0.0%
05-13741-02	RES,3.74K,1%,1/16W,0603	S1	0.20	0.0014	0.00	0.0%
05-13741-02	RES,3.74K,1%,1/16W,0603	S6	1,192.20	0.0014	1.67	0.0%
05-13830-01	RES,383 OHM,1/10W,1%,SM0805	S1	0.20	0.0064	0.00	0.0%
05-14700-02	RES,470 OHM,1/16W,5%,SM0402	S1	0.70	0.004	0.00	0.0%
05-14700-02	RES,470 OHM,1/16W,5%,SM0402	S6	9,438.00	0.004	37.75	0.0%
05-14701-01	RES,4.7K OHM,1%,1/16W,0402	S1	10,003.70	0.0014	14.01	0.0%
05-14701-01	RES,4.7K OHM,1%,1/16W,0402	S6	9,424.00	0.0014	13.19	0.0%
05-14991-03	RES,4.99K,1%,1/16W,0402	S1	0.80	0.0014	0.00	0.0%
05-14991-03	RES,4.99K,1%,1/16W,0402	S6	7,980.00	0.0014	11.17	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare 11/02/2014

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
05-15110-02	RES,511,1%,100PPM,1/10W,0603	S1	0.40	0.0016	0.00	0.0%
05-15110-02	RES,511,1%,100PPM,1/10W,0603	S6	2,938.00	0.0018	5.29	0.0%
05-15111-02	RES,5.11K OHM,1/10W,1%,0603	S1	0.40	0.0045	0.00	0.0%
05-15112-01	RES,51.1K,1%,0603	S1	4,881.60	0.002	9.76	0.0%
05-15112-01	RES,51.1K,1%,0603	S6	1,631.60	0.005	8.16	0.0%
05-15601-01	RES,5.6K OHM,1%,1/10W,0603	S1	0.70	0.0014	0.00	0.0%
05-15601-01	RES,5.6K OHM,1%,1/10W,0603	S6	4,448.00	0.0014	6.23	0.0%
05-16340-02	RES,634 OHM,1%,0603	S1	0.80	0.005	0.00	0.0%
05-16340-02	RES,634 OHM,1%,0603	S6	932.00	0.005	4.66	0.0%
05-16343-01	RES,634K OHM,1%,1/10W,SM0603	S1	5,000.80	0.0027	13.50	0.0%
05-16343-01	RES,634K OHM,1%,1/10W,SM0603	S6	4,176.80	0.0027	11.28	0.0%
05-17151-01	RES,7.15K OHM,1%,1/10W,SM0603	S1	0.60	0.0039	0.00	0.0%
05-17151-01	RES,7.15K OHM,1%,1/10W,SM0603	S6	3,385.60	0.0039	13.20	0.0%
05-18453-01	RES,845K Ohms,1%,1/10W,SM0603	S1	5,001.80	0.0027	13.50	0.0%
05-18453-01	RES,845K Ohms,1%,1/10W,SM0603	S6	4,044.80	0.0027	10.92	0.0%
05-19090-02	RES,TF,1%,1/16W,909 OHM,0603	S1	107.40	0.003	0.32	0.0%
05-19090-02	RES,TF,1%,1/16W,909 OHM,0603	S6	4,127.00	0.003	12.38	0.0%
05-19532-01	RES,95.3K Ohms,1%,1/10W,SM0603	S1	10,002.80	0.0039	39.01	0.0%
05-19532-01	RES,95.3K Ohms,1%,1/10W,SM0603	S6	4,177.80	0.0039	16.29	0.0%
05-19762-02	RES,97.6K Ohms,1%,1/10W,SM0603	S1	5,000.80	0.0039	19.50	0.0%
05-19762-02	RES,97.6K Ohms,1%,1/10W,SM0603	S6	4,241.80	0.0039	16.54	0.0%
05-50000-01	RES,TF,5%,1/16W,0 OHM,0603	S1	0.30	0.0011	0.00	0.0%
05-50000-01	RES,TF,5%,1/16W,0 OHM,0603	S6	3,744.55	0.002	7.49	0.0%
05-50000-02	RES,0 Ohm,.25W,5%,1206	S1	0.80	0.00855	0.01	0.0%
05-50000-02	RES,0 Ohm,.25W,5%,1206	S6	3,262.00	0.00855	27.89	0.0%
05-50100-03	RES,10 OHM 1/10W,5%,0603	S1	0.80	0.00312	0.00	0.0%
05-50101-01	RES,100 OHM,1/16w,5%,0603	S1	0.80	0.00735	0.01	0.0%
05-50101-01	RES,100 OHM,1/16w,5%,0603	S6	4,933.60	0.00735	36.26	0.0%
05-50201-02	RES,200 OHM,5%,805,1/8W,SMD	S1	0.40	0.016	0.01	0.0%
05-50201-02	RES,200 OHM,5%,805,1/8W,SMD	S6	2,877.00	0.016	46.03	0.0%
05-50270-01	RES,TF,5%,1/16W,27 OHM,0603	S1	0.80	0.0011	0.00	0.0%
05-50270-01	RES,TF,5%,1/16W,27 OHM,0603	S6	3,250.00	0.0011	3.58	0.0%
05-50470-01	RES,47 OHM,1/8W,5%,SM1206	S1	2,472.60	0.0042	10.38	0.0%
05-50470-01	RES,47 OHM,1/8W,5%,SM1206	S6	3,709.00	0.0042	15.58	0.0%
05-50470-02	RES,47 OHM,1/10W,5%,SM0805	S1	4,948.05	0.006	29.69	0.0%
05-50470-02	RES,47 OHM,1/10W,5%,SM0805	S6	3,371.00	0.006	20.23	0.0%
05-51000-03	RES,TF,5%,1/16W,100 OHM,0603	S1	0.80	0.0009	0.00	0.0%
05-51000-03	RES,TF,5%,1/16W,100 OHM,0603	S6	4,114.80	0.0009	3.70	0.0%
05-51001-04	RES,TF,1k OHM,1/16W,5%,0603	S1	4,899.95	0.0009	4.41	0.0%
05-51001-04	RES,TF,1k OHM,1/16W,5%,0603	S6	3,152.00	0.0009	2.84	0.0%
05-51001-06	RES, 1K OHM, 5%, 1/16W, 0402	S6	4,968.00	0.015	74.52	0.0%
05-51002-04	RES,10K,5%,250PPM,1/10W,0603	S1	0.20	0.0011	0.00	0.0%
05-51003-03	RES,100K,5%,SM0603	S1	0.60	0.005	0.00	0.0%
05-51003-03	RES,100K,5%,SM0603	S6	3,221.60	0.005	16.11	0.0%
05-51004-02	RES,1M OHM,1/16W,5%,0402	S1	0.10	0.0009	0.00	0.0%
05-51004-02	RES,1M OHM,1/16W,5%,0402	S6	8,442.00	0.0009	7.60	0.0%
05-51200-01	RES,120 OHM,5%,1/8W,0805	S1	0.40	0.001	0.00	0.0%
05-51200-01	RES,120 OHM,5%,1/8W,0805	S6	3,648.00	0.02	72.96	0.0%
05-51202-03	RES,12K OHM,1/10W,5%,0603	S1	0.40	0.00312	0.00	0.0%
05-51500-01	RES,TF,5%,1/16W,150 OHM, 0603	S1	0.40	0.0009	0.00	0.0%
05-51500-01	RES,TF,5%,1/16W,150 OHM, 0603	S6	2,972.40	0.0009	2.68	0.0%
05-51500-02	RES 150 OHM 1/8W 5% 0805 SMD	S1	0.25	0.002	0.00	0.0%
05-51500-02	RES 150 OHM 1/8W 5% 0805 SMD	S6	381.00	0.002	0.76	0.0%
05-51501-02	RES,1.5K OHM,1/10W,5%,0603	S1	2,673.20	0.00312	8.34	0.0%
05-51501-02	RES,1.5K OHM,1/10W,5%,0603	S6	4,342.00	0.00312	13.55	0.0%
05-51501-03	RES,1.5K Ohm,5%,1/16W,0402	S1	0.10	0.017	0.00	0.0%
05-51501-03	RES,1.5K Ohm,5%,1/16W,0402	S6	8,652.00	0.017	147.08	0.0%
05-51502-02	RES,15K OHM,1/10W,5%,0603	S1	0.20	0.00312	0.00	0.0%
05-52001-03	RES,2K OHM,5%,1/10W,SM0603	S1	0.20	0.015	0.00	0.0%
05-52001-03	RES,2K OHM,5%,1/10W,SM0603	S6	3,921.00	0.015	58.82	0.0%
05-52003-01	RES,200K OHM,1/10W,5%,0603	S1	0.60	0.00312	0.00	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
05-52201-01	RES,2.2K OHM,1/10W,5%,SM0805	S1	0.70	0.0012	0.00	0.0%
05-52201-01	RES,2.2K OHM,1/10W,5%,SM0805	S6	3,299.00	0.0032	10.56	0.0%
05-52400-01	RES,270 OHM,1/10W,5%,SMT0805	S1	0.70	0.002	0.00	0.0%
05-52400-01	RES,270 OHM,1/10W,5%,SMT0805	S6	2,387.00	0.002	4.77	0.0%
05-52701-03	RES,2.7K OHM,5%,1/16W,0402	S1	0.70	0.005	0.00	0.0%
05-52701-03	RES,2.7K OHM,5%,1/16W,0402	S6	9,532.00	0.005	47.66	0.0%
05-52702-03	RES,27K OHM,5%,1/10W,SM0603	S1	0.80	0.015	0.01	0.0%
05-52702-03	RES,27K OHM,5%,1/10W,SM0603	S6	4,279.00	0.015	64.19	0.0%
05-53300-02	RESISTOR,330 OHM,1/10W,5%,0805	S1	0.70	0.007	0.00	0.0%
05-53300-02	RESISTOR,330 OHM,1/10W,5%,0805	S6	2,523.00	0.007	17.66	0.0%
05-53900-01	RES,390 OHM,5%,1/10W,SM0603	S1	0.40	0.015	0.01	0.0%
05-53900-01	RES,390 OHM,5%,1/10W,SM0603	S6	4,930.00	0.015	73.95	0.0%
05-53902-01	RES,39K,5%,200PPM,1/8W,0805	S1	4,579.70	0.02	91.59	0.0%
05-53902-01	RES,39K,5%,200PPM,1/8W,0805	S6	1,613.00	0.02	32.26	0.0%
05-54302-02	RES,43K OHM,5%,1/4W,1206	S1	0.80	0.008	0.01	0.0%
05-54302-02	RES,43K OHM,5%,1/4W,1206	S6	4,281.00	0.008	34.25	0.0%
05-54700-01	RES,470 OHM,1/8W,5%,SM1206	S1	0.40	0.0036	0.00	0.0%
05-54700-03	RES,TF,5%,1/16w,470 OHM,0603	S1	0.80	0.0009	0.00	0.0%
05-54700-03	RES,TF,5%,1/16w,470 OHM,0603	S6	3,172.00	0.0009	2.85	0.0%
05-54701-01	RES,4.7K OHM,1/10W,5%,SM0805	S1	0.60	0.0058	0.00	0.0%
05-54701-05	RES,TF,5%,1/16w,4.7K OHM,0603	S1	0.50	0.0009	0.00	0.0%
05-54701-05	RES,TF,5%,1/16w,4.7K OHM,0603	S6	5,894.00	0.0009	5.30	0.0%
05-54702-03	RES,47K,5%,SM0805	S1	0.70	0.0012	0.00	0.0%
05-54702-03	RES,47K,5%,SM0805	S6	1,837.00	0.003	5.51	0.0%
05-54702-05	RES,47K,1/16W,5%,0402	S1	0.50	0.0014	0.00	0.0%
05-54702-05	RES,47K,1/16W,5%,0402	S6	7,264.00	0.0014	10.17	0.0%
05-55100-03	RES,510 OHM,1/10W,5%,0603	S1	0.80	0.00312	0.00	0.0%
05-55102-01	RES,51K OHM,1/10W,5%,0603	S1	0.80	0.00312	0.00	0.0%
05-55600-03	RES,560 OHM,1/16W,5%,0402	S1	493.60	0.003	1.48	0.0%
05-55600-03	RES,560 OHM,1/16W,5%,0402	S6	1,594.00	0.003	4.78	0.0%
05-59100-01	RES,910 OHM,1/10W,5%,0603	S1	0.80	0.00312	0.00	0.0%
06-20220-01	RPACK,4X0805,22 OHM,5%,SMT	S1	140.00	0.09	12.60	0.0%
06-20220-01	RPACK,4X0805,22 OHM,5%,SMT	S6	2,028.00	0.09	182.52	0.0%
06-35002-01	RES,VARIABLE POT,50K,1/4 SQ,SM	S1	78.12	0.592	46.25	0.0%
06-35002-01	RES,VARIABLE POT,50K,1/4 SQ,SM	S6	174.48	0.648	113.06	0.0%
07-00001-01	BUZZER,PIEZO,EXT DRIVE,7X13MM	S1	27.00	0.4	10.80	0.0%
07-00040-02	XTAL,4.0MHZ,20PF,CNTL EXT,TEMP	S1	0.28	0.99	0.28	0.0%
07-00040-02	XTAL,4.0MHZ,20PF,CNTL EXT,TEMP	S6	26.12	0.86	22.46	0.0%
07-00060-01	XTAL,6.0MHZ,18PF,HC49S SMD	S1	54.48	0.4	21.79	0.0%
07-00060-01	XTAL,6.0MHZ,18PF,HC49S SMD	S6	17.84	0.4	7.14	0.0%
07-00080-01	XTAL,8.0MHZ,20PF,HC49S SMD	S1	50.48	0.68	34.33	0.0%
07-00080-01	XTAL,8.0MHZ,20PF,HC49S SMD	S6	758.84	0.68	516.01	0.1%
07-00126-03	CRYSTAL,12.000MHZ,18PF FUND,SM	S1	115.88	0.8814	102.14	0.0%
07-00126-03	CRYSTAL,12.000MHZ,18PF FUND,SM	S6	329.94	0.7	230.96	0.0%
08-00200-01	TRANSORB,9V,0805,FEEDTHRU	S6	688.80	0.22	151.54	0.0%
08-01030-01	FERRITE BEAD,30 OHM,3A,0805	S1	0.70	0.013	0.01	0.0%
08-01030-01	FERRITE BEAD,30 OHM,3A,0805	S6	3,020.40	0.092	277.88	0.0%
08-01110-01	FILTER,BEAD CORE,115 OHM,SMT	S6	533.00	0.25	133.25	0.0%
08-01220-01	FERRITE BEAD,220 OHM,2A,0805	S1	97.00	0.033	3.20	0.0%
08-01220-01	FERRITE BEAD,220 OHM,2A,0805	S6	3,272.00	0.033	107.98	0.0%
08-01600-02	FERRITE,600 OHM,100MHz,200mA,	S1	0.50	0.0183	0.01	0.0%
08-01600-02	FERRITE,600 OHM,100MHz,200mA,	S6	2,252.50	0.0183	41.22	0.0%
08-03051-01	FUSE,RES POLY,0.5A,SMD	S1	0.08	0.1836	0.01	0.0%
08-03301-02	FUSE,POLYFUSE 4A TH	S1	0.25	0.29	0.07	0.0%
08-05003-01	IND,10UH,450MA,1210	S1	23.40	0.28	6.55	0.0%
08-05003-01	IND,10UH,450MA,1210	S6	1,856.20	0.28	519.74	0.1%
08-05102-01	IND,PWR,1.0uH,1.0A,SMT1812	S6	52.96	0.13	6.88	0.0%
08-05502-01	IND,PWR,5.0uH,2.4A,SMT,7.3mm	S1	12.00	0.29	3.48	0.0%
08-05502-01	IND,PWR,5.0uH,2.4A,SMT,7.3mm	S6	992.64	0.29	287.87	0.0%
08-07001-01	FERRITE TUBE,EMI,CABLE CLAMPON	S1	122.00	0.821	100.16	0.0%
10-63915-01	IC,BAR LED DRVR,3DB,DIP,TH	S1	8.00	1.04	8.32	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
11-01151-01	IC,DVI RECEIVER,Sil 1151	S6	45.00	3.84	172.80	0.0%
11-01250-01	IC,ISOLATOR,DIGITL,DUAL,8-SOIC	S1	7.00	3.69	25.83	0.0%
11-01250-01	IC,ISOLATOR,DIGITL,DUAL,8-SOIC	S6	26.16	3.69	96.53	0.0%
11-01400-01	IC,DGITAL ISOLTR,4CH,16-SOIC-W	S1	16.00	6.63	106.08	0.0%
11-01400-01	IC,DGITAL ISOLTR,4CH,16-SOIC-W	S6	16.00	6.63	106.08	0.0%
11-03052-01	IC,PCM3052,AUDIO CODEC,32-VQFN	S1	125.00	4.44	555.00	0.1%
11-03052-01	IC,PCM3052,AUDIO CODEC,32-VQFN	S6	55.32	4.44	245.62	0.0%
11-10000-02	IC,NAND,QUAD 2-IN,74HC00,	S1	18.00	0.14	2.52	0.0%
11-10000-02	IC,NAND,QUAD 2-IN,74HC00,	S6	18.00	0.14	2.52	0.0%
11-10191-01	IC,75ALS191,DIFF LINE DRVR,	S1	1,275.00	0.825	1,051.88	0.1%
11-10191-01	IC,75ALS191,DIFF LINE DRVR,	S6	15.16	0.825	12.51	0.0%
11-10595-01	IC,DIGITAL,74HC595,SO16	S1	142.00	0.165	23.43	0.0%
11-11150-01	IC,LED DRIVER,TSP61150A,10SON	S1	9.00	1.68	15.12	0.0%
11-12137-01	IC,INA2137,Audio Diff Line	S1	22.00	1.6	35.20	0.0%
11-12137-01	IC,INA2137,Audio Diff Line	S6	512.16	1.6	819.46	0.1%
11-14571-01	IC,AK4571,DECODER DAC,	S1	0.80	4.23	3.38	0.0%
11-14571-01	IC,AK4571,DECODER DAC,	S6	37.00	4.23	156.51	0.0%
11-15947-01	IC,TLC5947,LED DRIVER,32HTSSOP	S1	91.00	3.08	280.28	0.0%
11-15947-01	IC,TLC5947,LED DRIVER,32HTSSOP	S6	19.00	3.08	58.52	0.0%
11-39346-02	IC,EEPROM SERIAL,1KBIT,MC93C46	S1	100.00	0.22	22.00	0.0%
11-39346-02	IC,EEPROM SERIAL,1KBIT,MC93C46	S6	38.00	0.22	8.36	0.0%
11-39356-02	IC,EEPROM SERIAL,2KBIT,MC93C56	S1	20.00	0.21	4.20	0.0%
11-39356-02	IC,EEPROM SERIAL,2KBIT,MC93C56	S6	1,785.00	0.21	374.85	0.0%
11-50232-01	IC,UART,SERIAL-USB,FT232BL	S6	42.00	4.25	178.50	0.0%
11-50321-01	IC,MCU 8BIT 32KB,ST72F321BJ6T6	S1	70.00	4.494	314.58	0.0%
11-50323-01	DEPRECIATE	S1	48.00	1.5	72.00	0.0%
11-50643-01	IC,MCU,8 BIT,QFP44	S1	24.00	4.19	100.56	0.0%
11-52499-01	IC,CY8C24994,MCU,16K FLASH,	S6	59.00	4.43	261.37	0.0%
11-60232-03	IC,DUAL EIA-232,DVR,NRW,SOIC16	S1	128.00	0.23	29.44	0.0%
11-60272-01	IC DUAL PREC OP AMP SOIC-8	S1	2,500.00	0.2706	676.50	0.1%
11-60272-01	IC DUAL PREC OP AMP SOIC-8	S6	2,042.00	0.299	610.56	0.1%
11-60491-01	IC,RS485 TX-RX,LO PWR,N-SOIC14	S1	59.00	1.75	103.25	0.0%
11-60503-01	IC,VIDEO FRONT END,24P,QSOP	S1	112.00	4.28	479.36	0.0%
11-60504-01	IC,AMP,VIDEO,MUX LP 2CH,8-SOIC	S1	72.00	1.46	105.12	0.0%
11-60505-01	IC,WDBND VIDEO AMP,SOT23-6	S1	265.00	1.5	397.50	0.0%
11-60505-01	IC,WDBND VIDEO AMP,SOT23-6	S6	2,431.00	1.66	4,035.46	0.4%
11-60506-01	IC, DUAL HDPH AMP W/VOL CNTRL	S1	12.00	0.5636	6.76	0.0%
11-60506-01	IC, DUAL HDPH AMP W/VOL CNTRL	S6	807.00	0.54	435.78	0.0%
11-61117-01	IC REG 3.3V 800MA LDO SOT-223	S1	952.80	0.31	295.37	0.0%
11-61117-01	IC REG 3.3V 800MA LDO SOT-223	S6	199.00	0.28	55.72	0.0%
11-62134-01	IC,DUAL AUDIO OP AMP,SOIC-8	S6	65.32	1.56	101.90	0.0%
11-62301-01	IC,Neg LDO VReg,200mA,SOT23-5	S1	6.00	1.05	6.30	0.0%
11-62301-01	IC,Neg LDO VReg,200mA,SOT23-5	S6	2,544.16	1.05	2,671.37	0.3%
11-62803-01	IC,LED DARLINGTON,8 OUT,SO18WB	S1	17.00	0.35	5.95	0.0%
11-62803-01	IC,LED DARLINGTON,8 OUT,SO18WB	S6	8.00	0.35	2.80	0.0%
11-62905-01	IC,ANLG SW,DUAL SPDT,SOT23-6	S1	2,511.00	0.7412	1,861.15	0.2%
11-62905-01	IC,ANLG SW,DUAL SPDT,SOT23-6	S6	10.00	1.11	11.10	0.0%
11-63079-02	IC,LM321,LO PWR,OP AMP,SOT23-5	S1	838.00	0.1542	129.22	0.0%
11-63079-02	IC,LM321,LO PWR,OP AMP,SOT23-5	S6	270.00	0.14	37.80	0.0%
11-63809-01	IC,TPS3809,3.3V SPLY MONITOR	S6	2,438.16	0.81	1,974.91	0.2%
11-65131-01	IC,TPS65131,Sw Reg,+/-,PQFP24	S6	207.16	3.3	683.63	0.1%
11-65456-01	IC,DUAL,DIG POT,LOG,10K,QSOP16	S6	54.00	2.28	123.12	0.0%
11-69601-01	IC,ADJ LDO VREG,1A,SOT223-6	S1	25.00	1.25	31.25	0.0%
11-69601-01	IC,ADJ LDO VREG,1A,SOT223-6	S6	16.16	1.25	20.20	0.0%
11-69722-01	IC,STEREO HEADSET AMP,TSSOP16	S1	13.80	0.91	12.56	0.0%
11-69722-01	IC,STEREO HEADSET AMP,TSSOP16	S6	25.00	0.91	22.75	0.0%
11-79933-01	IC,LDO,3.3V 200mA,SON-6	S6	152.16	0.6	91.30	0.0%
13-02009-01	CONN,DB9,FEMALE,SCREWS,RA TH	S1	77.00	0.9	69.30	0.0%
13-02015-04	CONN,HD DB15,FEM,SCREWS,RA TH	S1	161.00	1.2	193.20	0.0%
13-03002-01	SHUNT,2PIN,.1 CTRS,10u GOLD	S1	26.00	0.075	1.95	0.0%
13-03002-01	SHUNT,2PIN,.1 CTRS,10u GOLD	S6	4.00	0.075	0.30	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
13-04002-01	HEADER,2 PIN,1 X 2,GOLD	S1	4.00	0.0619	0.25	0.0%
13-04003-01	HEADER,3PIN,0.001 IN. GOLD 10U	S1	65.00	0.0649	4.22	0.0%
13-04004-02	HEADER,4 PIN DROW,2X2,GOLD	S1	54.00	0.077	4.16	0.0%
13-04005-02	CONN,HDR,1X5,0.1IN,TH GOLD	S1	502.00	0.0879	44.13	0.0%
13-04008-02	HEADER,8 PIN DROW,ST,2X4,GOLD	S1	156.00	0.1253	19.55	0.0%
13-04008-04	CONN,8-PIN ZIF,0.5MM,RA,BTM CT	S6	85.00	0.55	46.75	0.0%
13-04010-02	CONN,HDR,2X5,0.1IN,TH GOLD	S1	242.00	0.15	36.30	0.0%
13-04010-04	CONN,HDR,1X10,0.1IN,TH GOLD	S1	50.00	0.32	16.00	0.0%
13-04012-01	HEADER,12 PIN DROW,2X6,GOLD	S1	41.00	0.1673	6.86	0.0%
13-04016-01	CONN,0.1IN,DUAL ROW,16 PINS	S1	448.00	0.21	94.08	0.0%
13-04020-04	CONN,HEADER,2X10,0.1 IN,TH,GOL	S1	31.00	0.235	7.29	0.0%
13-04021-01	CONN,HEADER,2X7,0.1 IN,TH,GOLD	S1	46.00	0.1894	8.71	0.0%
13-04023-01	CONN,HEADER,1X12,0.1 IN,TH,ENC	S1	57.00	0.2717	15.49	0.0%
13-04024-02	CONN,HEADER 2X12,0.1 TH SHROUD	S6	30.00	0.91	27.30	0.0%
13-04026-01	CONN,FLOPPY PWR,VERT PCB,4 PIN	S1	134.00	0.15	20.10	0.0%
13-04026-01	CONN,FLOPPY PWR,VERT PCB,4 PIN	S6	4.00	0.15	0.60	0.0%
13-04027-01	CONN,FLOPPY PWR,RA PCB,4-PIN	S1	100.00	0.1617	16.17	0.0%
13-04027-01	CONN,FLOPPY PWR,RA PCB,4-PIN	S6	54.00	0.1617	8.73	0.0%
13-04030-01	CONN,FAN PWR,VERT PCB,3 PIN	S1	46.00	0.21	9.66	0.0%
13-04033-01	CONN,HDR,1X16,0.1",TH,GOLD	S1	59.00	1.17	69.03	0.0%
13-04045-01	CONN,ZIF FPC,45 PIN,RA SMT,	S1	4.00	2.34	9.36	0.0%
13-04045-01	CONN,ZIF FPC,45 PIN,RA SMT,	S6	68.00	2.34	159.12	0.0%
13-04050-09	CONN,PLUG,50-PIN 0.8MM,SMT	S1	2,544.00	0.833	2,119.15	0.2%
13-04050-10	CONN,RECP,50-PIN 0.8MM,SMT	S1	4,520.00	1.38	6,237.60	0.6%
13-05098-01	CONN,HEADER,PCIe,8 LANE,TH	S6	22.00	1.7	37.40	0.0%
13-07001-04	CONN,BNC,75 OHM,RA TH,BLACK	S1	54.00	1.1	59.40	0.0%
13-07004-02	CONN,USB RECPT,UPRIGHT RA TH	S1	66.80	0.46	30.73	0.0%
13-07017-01	CONN,RCA,RA PCB,YELLOW	S1	36.00	0.34	12.24	0.0%
13-07018-01	CONN,RCA,RA PCB,RED	S1	86.00	0.38	32.68	0.0%
13-07019-01	CONN,RCA,RA PCB,WHITE	S1	35.00	0.34	11.90	0.0%
13-07021-01	CONN,MINI-STEREO,RA PCB,3.5MM	S1	45.80	0.27888	12.77	0.0%
13-07022-01	CONN,HDR,13-PIN,1.25MM,RA TH	S1	1,400.00	0.4274	598.36	0.1%
13-07022-02	CONN,HDR,13-PIN,1.25MM,VERT TH	S1	47.00	0.64	30.08	0.0%
13-07023-01	CONN,HDR,6-PIN,1.25MM,VERT,TH	S1	82.00	0.17	13.94	0.0%
13-07026-01	CONN,BNC,75 OHM,METAL VERT PCB	S1	34.00	4.08	138.72	0.0%
13-07027-01	CONN,HDR,4-PIN,1.25MM,VERT TH	S1	256.80	0.1347	34.59	0.0%
13-07027-01	CONN,HDR,4-PIN,1.25MM,VERT TH	S6	8.00	0.35	2.80	0.0%
13-07028-01	CONN,HDR,7-PIN,1.25MM,VERT TH	S1	74.00	0.2537	18.77	0.0%
13-07030-01	CONN,MINI-DIN,4-PIN,RA TH,SHLD	S1	175.00	0.39	68.25	0.0%
13-07031-01	CONN,HDR,4-PIN,1.25MM,RA TH	S1	105.00	0.16	16.80	0.0%
13-07032-01	CONN,HDR,3-PIN,1.25MM,VERT TH	S1	114.00	0.114	13.00	0.0%
13-07033-01	CONN,HDR,12-PIN,1.25MM,VERT TH	S1	80.00	0.77858	62.29	0.0%
13-07034-01	CONN,RECP,EURO,3P,0.2IN,BLK,RA	S1	587.00	0.32	187.84	0.0%
13-07035-01	CONN,DUAL USB,TYPE A,PCB RA TH	S1	40.00	1	40.00	0.0%
13-07036-02	ADAPTER,BNC,75 OHM,TERM,ROHS	S1	2.00	1.15	2.30	0.0%
13-07037-01	CONN,BNC,BULKHEAD,M-M,75 OHM	S1	49.00	4.65	227.85	0.0%
13-07040-01	CONN,HDR,10-PIN,1.25MM,VERT,TH	S1	0.80	0.28	0.22	0.0%
13-07040-01	CONN,HDR,10-PIN,1.25MM,VERT,TH	S6	34.00	0.28	9.52	0.0%
13-07041-03	CONN,HDR,15-PIN,1.25MM,RA TH	S1	2,919.00	0.54	1,576.26	0.2%
13-07042-04	CONN,HDR,4-PIN,1.25MM,VERT SMD	S1	948.00	0.2	189.60	0.0%
13-07042-05	CONN,HDR,5-PIN,1.25MM,VERT SMD	S1	(100.00)	0.8	(80.00)	0.0%
13-07042-05	CONN,HDR,5-PIN,1.25MM,VERT SMD	S6	694.00	0.8	555.20	0.1%
13-07042-09	CONN,HDR,9-PIN,1.25MM,VERT SMD	S1	20.00	1.07	21.40	0.0%
13-07042-09	CONN,HDR,9-PIN,1.25MM,VERT SMD	S6	576.00	1.07	616.32	0.1%
13-07042-10	CONN,HDR,10-PIN,1.25MM,	S1	10.00	1.13	11.30	0.0%
13-07042-10	CONN,HDR,10-PIN,1.25MM,	S6	788.00	0.32	252.16	0.0%
13-07042-15	CONN,HDR,15-PIN,1.25MM,	S1	10.00	1.45	14.50	0.0%
13-07042-15	CONN,HDR,15-PIN,1.25MM,	S6	787.00	1.45	1,141.15	0.1%
13-07043-01	CONN,HDR,5-PIN,1.25MM,	S6	36.00	0.23	8.28	0.0%
13-07045-01	CONN,DUAL RJ45,2 LED,SHLD RA	S1	112.00	2.03	227.36	0.0%
13-07045-02	CONN,DUAL RJ45,UNSHLD RA TH	S1	54.00	1.04	56.16	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
13-07049-01	CONN,USB TYPE B,RA TH,BLACK	S1	384.00	0.63	241.92	0.0%
13-07053-01	CONN,ESATA,RA SMT,EXTERNAL	S1	405.00	2.08	842.40	0.1%
13-07055-01	CONN,HDR,9-PIN,1.25MM,VERT TH	S1	931.00	0.19	176.89	0.0%
13-07056-01	CONN,HD BNC BULKHEAD,F-F 75OHM	S1	96.00	5	480.00	0.0%
13-07057-01	CONN,DUAL RCA STACK,RA,TH,R-W	S1	56.00	0.69	38.64	0.0%
13-07058-01	CONN,XLR,FEMALE,3PIN RA TH	S6	2.00	1.17	2.34	0.0%
13-07100-01	CONN,RECPT 100PIN DOCK,RA TH	S1	2.00	1.8	3.60	0.0%
17-00105-01	RELAY,SPDT,FORM C,5V COIL,1A	S1	48.00	0.89	42.72	0.0%
17-00115-01	SWITCH,TACT,6X6X5.2,SEALED,SMT	S6	328.20	0.42	137.84	0.0%
17-00116-01	SWITCH,TACT,SEALED,5X5,2.4MM	S1	368.00	0.65	239.20	0.0%
17-00116-01	SWITCH,TACT,SEALED,5X5,2.4MM	S6	139.04	0.65	90.38	0.0%
20-02402-01	IC,PROG,EEPROM,2K,Serial	S1	225.00	1.64	369.00	0.0%
22-02047-03	BARGRAPH PCB ROHS,PSPRO	S1	42.00	3.88	162.96	0.0%
22-02048-02	PCB,MB IO ROHS,PSPRO	S1	24.00	4.1	98.40	0.0%
22-02053-03	AVSS ROHS PCB,PSPRO	S1	28.00	12.22	342.16	0.0%
22-02054-02	FAB,XLR ROHS,PSPRO	S1	105.00	2.35	246.75	0.0%
22-02071-01	FAB,MAIN DOCK ROHS,BASEBOARD	S6	2.00	25.39	50.78	0.0%
22-02072-01	FAB,DOCK RISER ROHS,BASEBOARD	S1	110.00	9.41	1,035.10	0.1%
22-02074-01	FAB,FRONT LED SHORT ROHS,N-PRO	S1	16.00	3.24	51.84	0.0%
22-02075-01	FAB,FRONT AV-USB ROHS,N-PRO	S1	10.00	3.61	36.10	0.0%
22-02076-01	FAB,F-PANEL,BASE,GS COM	S1	22.00	15.33	337.26	0.0%
22-02077-01	FAB,F-PANEL,BASE,N-PRO COM	S1	84.00	28.99	2,435.16	0.2%
22-02078-01	FAB,FRONT PCB,WAVE	S1	85.00	3.18	270.30	0.0%
22-02078-01	FAB,FRONT PCB,WAVE	S6	2.00	3.18	6.36	0.0%
22-02081-02	FAB,TOUCH HD PCB	S1	68.00	24	1,632.00	0.2%
22-02081-03	FAB,TOUCH HD PCB	S1	48.00	16.73	803.04	0.1%
22-02083-01	FAB,PC CONN PCB	S1	44.00	5.21	229.24	0.0%
22-02084-05	FAB,AES-A INPUT PCB	S1	102.00	6.05	617.10	0.1%
22-02085-04	FAB,USB PANEL PCB	S1	100.00	2.17	217.00	0.0%
22-02095-01	FAB,RISER,16-REVERSED DUAL 8	S1	100.00	7.5	750.00	0.1%
24-02004-01	SPACER,4-40X.187",RND,NYLON	S1	67.00	0.03	2.01	0.0%
24-02005-01	SPACER NYLON,0.125 IN,#4 ROUND	S1	540.00	0.06	32.40	0.0%
24-02010-01	SPACER,SUPPORT,3MM,NYLON	S1	1,791.00	0.09	161.19	0.0%
24-02011-01	SPACER,SUPPORT,0.156 IN,NYLON	S1	209.00	0.32	66.88	0.0%
24-03006-01	TIE HOLDER,0.5"SQ,ADH,NYLON	S1	439.00	0.55	241.45	0.0%
24-03008-01	TIE HOLDER,0.75"SQ,ADH,NYLON	S1	360.00	0.3	108.00	0.0%
24-03011-01	CABLE CLAMP,0.31 DIA,SCREW MNT	S1	341.00	0.08	27.28	0.0%
24-03440-03	STANDOFF,BRASS,4-40X1.0",M-F	S1	10.00	0.47	4.70	0.0%
24-03440-04	STANDOFF,#4x1/4,NYLON,ROUND	S1	186.00	0.08	14.88	0.0%
24-03440-07	STANDOFF,4-40X0.625,F-F,ALUM	S1	256.00	0.14	35.84	0.0%
24-03440-12	STDOFF,BRS,M-F HEX,4-40X0.375	S1	115.00	0.4	46.00	0.0%
24-03440-13	STANDOFF,BRASS,F-F HEX,	S1	397.00	0.52	206.44	0.0%
24-03440-14	STANDOFF,4-40X0.375,PEM SMT	S1	1,314.00	0.8	1,051.20	0.1%
24-03440-14	STANDOFF,4-40X0.375,PEM SMT	S6	100.00	0.8	80.00	0.0%
24-03440-15	STANDOFF,4-40X1X0.250,F-F,ALUM	S1	422.00	0.26	109.72	0.0%
24-03440-16	STANDOFF,4-40X0.50,F-F,ALUM	S1	408.00	0.14	57.12	0.0%
24-04002-01	HW,LED SPACER,0.1 INCH,BLACK	S1	355.00	0.05	17.75	0.0%
24-04010-01	LIGHT PIPE,0.1 DIA X0.20,CLEAR	S1	734.00	0.21	154.14	0.0%
24-05005-01	GASKET,EMI,3-INCH,ADH MNT,ZINC	S1	85.00	2.6	221.00	0.0%
24-05102-01	MECH,RUBBER FEET,BLK,0.88 DIA	S1	214.00	0.157	33.60	0.0%
24-05103-01	RUBBER FEET,BLK,0.5 SQ X 0.23	S1	280.00	0.25	70.00	0.0%
24-06000-02	JACKSCREW,4-40,0.312,ZINC	S1	494.00	0.2	98.80	0.0%
24-06001-01	MECH,TERMINAL,RA,NO SCREW,SMT	S1	307.00	0.4666	143.25	0.0%
24-06001-01	MECH,TERMINAL,RA,NO SCREW,SMT	S6	282.00	1.64	462.48	0.0%
24-06002-01	MECH,TERMINAL,6-32 RA TH,	S1	188.80	0.23	43.42	0.0%
24-06032-02	SCREW,10-32X3/8,PFH,BLACK	S1	325.00	0.04	13.00	0.0%
24-06102-01	SCREW,METRIC,PFH,M3X6MM,SS	S1	1,656.00	0.02	33.12	0.0%
24-06103-01	SCREW,#6X0.5",TYPE A,PPH,SS	S1	602.00	0.041	24.68	0.0%
24-06104-01	SCREW,METRIC,PFH,M3X6MM,BLK	S1	1,857.00	0.1	185.70	0.0%
24-06400-01	SCREW,#4-TAPX1/4,TORX,PAN,BLK	S1	5,106.00	0.045	229.77	0.0%
24-06440-08	SCREW,4-40 X 3/16",PHIL,PAN	S1	9,492.00	0.0166	157.57	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
24-06440-09	SCREW,4-40X5/16,TORX,UC,BLK	S1	2,261.00	0.06642	150.18	0.0%
24-06440-12	SCREW,4-40X1/4,SEM,PPH,INT,BLK	S1	3,806.00	0.039	148.43	0.0%
24-06440-15	SCREW,4-40 X 3/8,PFH,SS	S1	318.00	0.0184	5.85	0.0%
24-06440-19	SCREW,4-40X0.375.PPH,TAP,SS	S1	543.00	0.05	27.15	0.0%
24-06440-20	SCREW,4-40X0.5",PFH,SS	S1	504.00	0.057	28.73	0.0%
24-06440-22	SCREW,4-40X1/2",SEM,PPH,INT,SS	S1	5.00	0.039	0.20	0.0%
24-06440-23	SCREW,#4 X 1.0,PPH,SS,TYPE-A	S1	271.00	0.05	13.55	0.0%
24-06440-25	SCREW,4-40X0.375",PPH,SS	S1	363.00	0.05	18.15	0.0%
24-06618-02	SCREW,6-18X0.75",PPH SS,ROHS	S1	941.00	0.038	35.76	0.0%
24-06632-02	SCREW,6-32X1/4,SEM,PPH,EXT,BLK	S1	3,651.00	0.035	127.79	0.0%
24-06632-04	SCREW,6-32X0.5,TORK,TAP,BLK	S1	5,530.00	0.05	276.50	0.0%
24-06632-07	SCREW,6-32 X .05, HEX HEAD	S1	482.00	0.02	9.64	0.0%
24-06632-08	SCREW,6-32 X .875",PFH,SS	S1	973.00	0.02	19.46	0.0%
24-06632-09	SCREW,6-32X0.5,WELD SCREW	S1	684.00	0.15	102.60	0.0%
24-06632-10	SCREW,THUMB,6-32X3/8,BRASS	S1	579.00	0.4	231.60	0.0%
24-06832-01	SCREW,8-32X0.625,PFH,SS	S1	241.00	0.075	18.08	0.0%
24-07001-01	NUT,BNC,THIN HEX,1/2X28	S1	246.00	0.0863	21.23	0.0%
24-07256-01	NUT,HEX,2-56,SS (ROHS)	S1	(14.00)	0.017	(0.24)	0.0%
24-07440-02	NUT,HEX,4-40,SS,KEPS (ROHS)	S1	5,291.00	0.045	238.10	0.0%
24-07440-03	NUT,HEX,4-40,SS,NYLOCK	S1	1,733.00	0.045	77.99	0.0%
24-07440-04	NUT,HEX,4-40,NYLON	S1	182.00	0.07	12.74	0.0%
24-07632-01	NUT,HEX,6-32,SS,KEPS	S1	1,078.00	0.0285	30.72	0.0%
24-07632-02	NUT,NYLOCK,6-32,SS	S1	374.00	0.06	22.44	0.0%
24-08001-01	WASHER,BNC,INT STAR,1/2 INCH	S1	211.00	0.0809	17.07	0.0%
24-08002-02	WASHER,EXT STAR,#2,SS	S1	1,039.00	0.03	31.17	0.0%
24-08004-02	WASHER,#4 NYLON FLAT,0.032 THK	S1	758.00	0.011	8.34	0.0%
24-08004-05	WASHER,FLAT SS,#4,0.375 OD	S1	447.00	0.04	17.88	0.0%
24-08004-06	WASHER,NYLON,#4,0.062 THK	S1	246.00	0.04	9.84	0.0%
24-08005-01	WASHER,FLAT,#4,.020 THICK,SS	S1	1,838.00	0.02	36.76	0.0%
24-08006-02	WASHER,FLAT NYLON,#6,0.5 OD,	S1	101.00	0.02	2.02	0.0%
24-08006-03	WASHER,FLAT,#6,OD=0.375,SS	S1	570.00	0.02	11.40	0.0%
24-08006-04	WASHER,SPLIT LOCK,#6,SS	S1	600.00	0.02	12.00	0.0%
24-08008-01	WASHER,#6 NYLON 0.14" ID,0.375	S1	671.00	0.02	13.42	0.0%
24-09004-01	SCREW,FAN QUICK THREAD,8MM	S1	1,066.00	0.15	159.90	0.0%
24-09005-01	HANDLE,RACK,8MM DIA X 57MM,BLK	S1	10.00	4	40.00	0.0%
24-09006-01	PLUG,3-PIN,0.2IN,EURO,BLACK	S1	17.00	0.6	10.20	0.0%
24-09011-01	FAN,80MM,25MM,4000 RPM,VAR SPD	S1	55.00	3.75	206.25	0.0%
24-09012-01	FAN,70MM 15MM,PWM,12V,4-PIN	S1	54.00	3.95	213.30	0.0%
24-09013-01	FAN,35X10MM,9000RPM,3-WIRE,8 I	S1	194.00	2.95	572.30	0.1%
27-00013-01	DIODE,ZENER,5.1V,0603	S6	714.00	0.211	150.65	0.0%
27-00099-02	DIODE,SWITCH SS DUAL,70V,	S1	11,417.60	0.03995	456.13	0.0%
27-00099-02	DIODE,SWITCH SS DUAL,70V,	S6	1,054.92	0.03995	42.14	0.0%
27-00099-03	DIODE,SWITCHING,DUAL,70V,SOT23	S1	0.52	0.032	0.02	0.0%
27-00099-03	DIODE,SWITCHING,DUAL,70V,SOT23	S6	2,850.60	0.032	91.22	0.0%
27-00340-01	DIODE,SCHOTTKY,40V,3A,SMC	S1	4,898.00	0.1	489.80	0.0%
27-00340-01	DIODE,SCHOTTKY,40V,3A,SMC	S6	969.64	0.1	96.96	0.0%
27-00562-01	DIODE,ZENER,7.5V,DDZ9693S-7	S1	46.00	0.17	7.82	0.0%
27-00562-01	DIODE,ZENER,7.5V,DDZ9693S-7	S6	142.00	0.17	24.14	0.0%
27-00801-01	DIODE,SCHOTTKY,SMC 5A	S1	38.00	0.24	9.12	0.0%
27-00801-01	DIODE,SCHOTTKY,SMC 5A	S6	1,397.00	0.24	335.28	0.0%
27-04148-03	DIODE,HS SW,IN4148WT,SOD-523	S1	352.00	0.07	24.64	0.0%
27-04148-03	DIODE,HS SW,IN4148WT,SOD-523	S6	232.00	0.05	11.60	0.0%
27-04148-04	DIODE,ROUND,500MA,SM,LL-34	S1	1,112.38	0.0075	8.34	0.0%
27-04148-04	DIODE,ROUND,500MA,SM,LL-34	S6	506.76	0.03	15.20	0.0%
27-52103-01	DIODE,LED T-1,TH,BLUE,CLEAR	S1	24.00	0.3375	8.10	0.0%
27-52104-01	DIODE,LED T-1,TH,RED,CLEAR	S1	5.00	0.222	1.11	0.0%
27-52105-01	DIODE,LED T-1,GREEN,CLEAR	S1	165.00	0.27	44.55	0.0%
27-52106-01	DIODE,LED T-1,TH,YELLOW,CLEAR	S1	117.00	0.27	31.59	0.0%
27-52107-01	DIODE,LED T-1,TH,2-CLR,GN/YL	S1	9.00	0.3263	2.94	0.0%
27-52108-01	LED DISPLAY,R/Y/G,10 SEG,TH,DP	S1	349.00	3.26	1,137.74	0.1%
27-52111-01	LED,GREEN,SMT 1206	S6	350.00	0.08	28.00	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare			**11/02/2014**			
item_no	**item_desc_1**	**loc**	**qty_on_hand**	**std_cost**	**Cost**	**%**
27-52112-01	LED,RED HER,SMT 1206	S1	1,000.00	0.12	120.00	0.0%
27-52112-01	LED,RED HER,SMT 1206	S6	286.00	0.12	34.32	0.0%
27-52113-01	LED,BLUE,SMT 1206	S6	351.00	0.17	59.67	0.0%
27-52114-01	LED,TRICOLOR RGB,SMT 1210	S1	2,148.00	0.34	730.32	0.1%
27-52114-01	LED,TRICOLOR RGB,SMT 1210	S6	375.00	0.34	127.50	0.0%
27-52115-01	LED,SMD,SUPER BRIGHT BLUE,	S6	1,599.00	0.138	220.66	0.0%
27-52116-01	LED,SMD,SUPER BRIGHT TRUE GRN	S6	1,238.00	0.19	235.22	0.0%
27-52117-01	LED,SMD,SUPER BRIGHT YELLOW,	S6	307.00	0.05	15.35	0.0%
29-00084-01	TRANSISTOR BSS84,P-FET,SOT23	S1	49.00	0.04	1.96	0.0%
29-00084-01	TRANSISTOR BSS84,P-FET,SOT23	S6	2,558.00	0.04	102.32	0.0%
29-00342-01	TRANSISTOR,FDN342P,P-FET,SOT23	S6	37.00	0.23	8.51	0.0%
29-02222-01	TRANS,2N2222,NPN,SOT23	S1	44.00	0.008032	0.35	0.0%
29-02222-01	TRANS,2N2222,NPN,SOT23	S6	1,922.00	0.008032	15.44	0.0%
29-02907-01	TRANS,2N2907,PNP,SOT23	S1	2,426.00	0.0078	18.92	0.0%
29-02907-01	TRANS,2N2907,PNP,SOT23	S6	331.00	0.0078	2.58	0.0%
29-03455-01	TRANS,P-FET,30V,3.5A,TSOP6	S1	3,000.00	0.1549	464.70	0.0%
29-03455-01	TRANS,P-FET,30V,3.5A,TSOP6	S6	2,289.16	0.1549	354.59	0.0%
29-07002-01	TRANSISTOR,2N7002,D-FET,SOT23	S1	2,000.00	0.234	468.00	0.0%
29-07002-01	TRANSISTOR,2N7002,D-FET,SOT23	S6	80.00	0.234	18.72	0.0%
30-00346-02	LBR,AES-A INPUT INT PCB N4100	S6	(1.00)	29.45	(29.45)	0.0%
32-00030-01	CASE,DVD	S1	(7.00)	0.39	(2.73)	0.0%
32-00130-01	PELICAN CASE W/FOAM, SURF	S1	36.00	136.15	4,901.40	0.5%
32-03010-01	SLIDE RAILS, 24",ROHS	S1	74.00	31	2,294.00	0.2%
32-03034-03	MICROSOFT WINDOWS XP PRO SP3	S1	2.00	135	270.00	0.0%
32-03050-02	DVD-RW DRIVE, SONY 16X BLACK	S1	10.00	33.5	335.00	0.0%
32-03061-06	HARD DRIVE,250GB,SATA	S1	76.00	62.75	4,769.00	0.5%
32-03070-01	SW, DVD AUTHORING	S1	10.00	8.8	88.00	0.0%
32-03094-04	HARD DRIVE,2.5",160GB,SATA	MRB	3.00	41.95	125.85	0.0%
32-03094-04	HARD DRIVE,2.5",160GB,SATA	S1	78.00	41.95	3,272.10	0.3%
32-03095-02	DISPLAY,LCD-TV,4",AUTO SW,LED	S1	6.00	128	768.00	0.1%
32-03108-04	Flash Drive,USB,MIN 4GB,ROHS	S1	37.00	6.66	246.42	0.0%
32-03133-01	DEPRECATED	S1	54.00	426	23,004.00	2.3%
32-03135-01	HEATSINK,AMD F,VAR SPD,SIDE MT	S1	(4.00)	26	(104.00)	0.0%
32-03137-01	DISPLAY,LCD ONLY,4 X 20,BLUE	S1	33.00	10.95	361.35	0.0%
32-03138-01	RISER,2U,2-SLOT,PCI EXPRESS	S1	20.00	64.13	1,282.60	0.1%
32-03140-01	ENCLOSURE,RS2100,400W,PWM FANS	S1	26.00	376	9,776.00	1.0%
32-03141-01	PANEL,RS2100 REAR,3 SLOT	S1	34.00	67.6	2,298.40	0.2%
32-03143-01	CPU,OPTERON,QUAD,2.3GHZ,2376	S2	1.00	199	199.00	0.0%
32-03143-02	CPU,OPTERON,1.2V,2.3GHZ,2376	S1	106.00	199	21,094.00	2.1%
32-03146-01	DISPLAY,TFT-LCD,5 IN,RES TOUCH	S1	25.00	119	2,975.00	0.3%
32-03147-01	HARD DRIVE,1 TB,SATA,3.5 IN	S1	42.00	107	4,494.00	0.4%
32-03148-01	CABLE,SATA,19 INCH,LATCH	S1	873.00	0.77	672.21	0.1%
32-03150-01	MOTHERBOARD,SUPERMICRO,X8DTi-O	S1	6.00	410	2,460.00	0.2%
32-03153-01	HEATSINK,INTEL,LGA 1366,	S1	14.00	27.5	385.00	0.0%
32-03155-01	CABLE,USB-A TO MINI-B 5PIN 3FT	S1	34.00	0.53	18.02	0.0%
32-03160-01	CPU,INTEL XEON E5645,2.4GHZ	S1	2.00	501	1,002.00	0.1%
32-03162-01	GRAPHICS CARD,NVIDIA QUADRO	S1	25.00	150	3,750.00	0.4%
32-03163-01	DISPLAY,VIDEO,LCD,TFT,4 INCH	S1	25.00	158.75	3,968.75	0.4%
32-03164-01	MEMORY,4GB,DDR3,1066MHZ,SODIMM	S2	2.00	95	190.00	0.0%
32-03165-01	SW,W7 EMBEDDED RUNTIME	S1	29.00	90	2,610.00	0.3%
32-03168-01	CPU,INTEL XEON,E5649,2.53GHZ	S1	17.00	763	12,971.00	1.3%
32-03169-01	MEMORY,2GB,DDR3,1333MHZ,DIMM	S1	36.00	32.25	1,161.00	0.1%
32-03171-01	HARD DRIVE,500GB,3.5 IN,SATA	S1	1.00	110	110.00	0.0%
32-03173-02	FRONT BEZEL,SUPERMICRO,LCD,BLK	MRB	1.00	62	62.00	0.0%
32-03173-02	FRONT BEZEL,SUPERMICRO,LCD,BLK	S1	5.00	62	310.00	0.0%
32-03180-01	MEMORY, 2GB,DDR3,1333MHZ,1.35V	S1	6.00	43.73	262.38	0.0%
32-06108-03	PWR SUPPLY,60W,MOD,4-PIN,GS SD	S1	14.00	19	266.00	0.0%
32-06109-01	PWR SUPPLY,400W,SHORT,2nd ED,2	S1	3.00	75	225.00	0.0%
34-03013-04	CABLE,POWER CORD,UK ROHS	S1	22.00	5.45	119.90	0.0%
34-03013-05	POWER CORD,CONT EUROPE ROHS	S1	2.00	2.35	4.70	0.0%
34-03050-02	CABLE,RIBN,BARGRAPH ROHS,PSPRO	S1	77.00	2.47	190.19	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare **11/02/2014**

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
34-03051-02	CABLE,RIBN,FRONT CTRL ROHS,PSP	S1	79.00	2.41	190.39	0.0%
34-03052-02	CABLE,BARGRAPH AUDIO ROHS,PSPR	S1	46.00	4.68	215.28	0.0%
34-03056-02	CABLE,LCD-TV ROHS,PSPRO	S1	9.00	5.07	45.63	0.0%
34-03056-03	CABLE,LCD-TV ROHS,N-PRO II	S1	375.00	3	1,125.00	0.1%
34-03057-02	CBL,FRONT AV OUTPUT ROHS,PSPRO	S1	82.00	7.67	628.94	0.1%
34-03058-02	CBL,OSPREY INPUT,PSPRO,ROHS	S1	228.00	13.59	3,098.52	0.3%
34-03059-02	CBL,OSPREY OUTPUT,PSPRO,ROHS	S1	246.00	12.52	3,079.92	0.3%
34-03061-02	CBL,VGA EXTENDER,PSPRO,ROHS	S1	56.00	11.3	632.80	0.1%
34-03063-02	CBL,USB REAR PANEL,PSPRO,ROHS	S1	245.00	7.41	1,815.45	0.2%
34-03064-02	CBL,RIBBON,RS232-RS422,ROHS	S1	86.00	4.68	402.48	0.0%
34-03065-03	CBL,LAN DATA N-PRO II, RoHS	S1	22.00	4.15	91.30	0.0%
34-03067-02	CBL,AVSS ANLG INPUTS,ROHS	S1	238.00	4.23	1,006.74	0.1%
34-03073-01	CABLE,LCD-AV-USB,N-PRO PLUS,	S1	93.00	14.81	1,377.33	0.1%
34-03074-02	CBL,MBOARD,CNTRL,N-PRO II	S1	5.00	11.96	59.80	0.0%
34-03113-01	Cable,SATA,12in (0.3M)	S1	3.00	6	18.00	0.0%
34-03114-01	CABLE,RIBBON,LCD,SD BASEBD	S1	35.00	2.9	101.50	0.0%
34-03115-01	CABLE,SATA COMBO,GOSTREAM	S1	7.00	4.75	33.25	0.0%
34-03116-01	CABLE,FLOPPY POWER,GS SD	S1	91.00	2.85	259.35	0.0%
34-03116-02	CABLE,FLOPPY,BATT,GS SD	S1	199.00	2.85	567.15	0.1%
34-03120-01	CABLE,SERVER IDE 19",ROUND	S1	15.00	11.5	172.50	0.0%
34-03121-26	CABLE,TEMP SENSOR,LCD	S1	11.00	7.75	85.25	0.0%
34-03122-01	CABLE,RIBBON,FRONT PCB,WAVE	S1	92.00	6.25	575.00	0.1%
34-03123-02	CABLE,REAR VGA,N-2100	S1	91.00	18.1	1,647.10	0.2%
34-03124-01	CABLE,REAR POWER,WAVE	S1	81.00	4.75	384.75	0.0%
34-03125-01	CABLE,34 PIN,TWISTED PR,11.75"	S1	64.00	5.75	368.00	0.0%
34-03126-01	CABLE,34 PIN,TWISTED PR 20"	S1	91.00	7.1	646.10	0.1%
34-03128-01	CABLE,XLR ADAPTER,AES	S1	112.00	3.5	392.00	0.0%
34-03130-01	CABLE,DVI USB,N-7500	S1	62.00	3.6	223.20	0.0%
34-03131-03	CABLE,TFT BACKLIGHT,N7550	S1	74.00	18.75	1,387.50	0.1%
34-03132-03	CABLE,FRONT PANEL USB,N-7500	S1	45.00	12	540.00	0.1%
34-03135-01	CABLE,FRONT FLOPPY PWR EXT,	S1	45.00	4.86	218.70	0.0%
34-03136-01	CABLE,REAR ENET CAT6,N-7500	S1	11.00	4.4	48.40	0.0%
34-03137-02	CABLE,REAR USB PANEL,N-7500	S1	45.00	6.75	303.75	0.0%
34-03139-04	CABLE, REAR AES-D XLR,N-7500	S1	398.00	4.95	1,970.10	0.2%
34-03140-01	CABLE,REAR HD-SDI,N-7500	S1	65.00	8.9	578.50	0.1%
34-03141-02	CABLE,AES-A SPDIF,N-7500	S1	51.00	4.25	216.75	0.0%
34-03142-03	CABLE,AES-A CONTROL,N-7500	S1	14.00	8.98	125.72	0.0%
34-03143-02	CABLE,VGA EXTENDER,N-7500	S1	5.00	17.38	86.90	0.0%
34-03144-02	CABLE,FRONT MB POWER,SM,N-7500	S1	46.00	13.12	603.52	0.1%
34-03145-02	CABLE,REAR LAN LED,SM,N-7500	S1	17.00	7.55	128.35	0.0%
34-03147-02	CABLE,FRONT PANEL AUDIO,N-7500	S1	52.00	3.68	191.36	0.0%
34-03149-01	CABLE,FRONT GND STRAP,N-7500	S1	42.00	3.02	126.84	0.0%
34-03150-02	CABLE,POWER,XLR,N-4100	S1	44.00	15.53	683.32	0.1%
34-03151-01	CABLE,AUD UNBAL,WHITE,N-4100	S1	36.00	2.98	107.28	0.0%
34-03152-01	DEPRECATED	S1	4.00	11.03	44.12	0.0%
34-03152-02	CABLE,AES-D MINI XLR,N-4100	S1	73.00	6.84	499.32	0.0%
34-03153-01	CABLE,AUD UNBAL,RED,N-4100	S1	38.00	2.94	111.72	0.0%
34-03154-01	CABLE,RIBBON,LCD,N-4100	S1	35.00	4	140.00	0.0%
34-03156-01	PWR SUPPLY,MOD,80W-100W,12VDC,	S1	15.00	80.41	1,206.15	0.1%
34-03158-02	CABLE,DVI VIDEO,LONG,N-7600	S1	25.00	17.47	436.75	0.0%
34-03163-01	PWR SUPPLY,60W,MOD,4-PIN,LONG	S1	105.00	17.8	1,869.00	0.2%
34-03164-01	PWR SUP,EDAC 60W,MOD,4-PIN,	S1	171.00	17.5	2,992.50	0.3%
34-03167-01	CABLE,FRONT MB DUAL USB,N7500	S1	18.00	11.75	211.50	0.0%
34-05007-02	ADAPTER,BNC(M)-RCA(F),ROHS	S1	84.00	0.89	74.76	0.0%
34-05012-01	OSPREY 240 BREAKOUT CABLE	S1	10.00	5.35	53.50	0.0%
35-00114-04	COVER,CHASSIS,N-PRO PLUS	S1	18.00	21.3	383.40	0.0%
35-00116-01	MOUNTING EARS,PSPRO	S1	(4.00)	14.9	(59.60)	0.0%
35-00117-01	BRACKET,FAN ASSY,PSPRO	S1	4.00	9.7	38.80	0.0%
35-00119-01	STANDOFF,ROUND,OSPREY,SLOT 1	S1	39.00	12.5	487.50	0.0%
35-00120-01	BRACKET,SUPPORT,OSPREY,PSPRO	S1	49.00	6	294.00	0.0%
35-00121-03	BRACKET,RETAINER,OSPREY,SLOT 1	S1	171.00	5.3	906.30	0.1%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare 11/02/2014

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
35-00122-02	BRACKET,400W SUPPLY,N-PRO PLUS	S1	119.00	4.6	547.40	0.1%
35-00123-01	SPACER,SVID-DVI PCB,PSPRO	S1	3.00	5.23	15.69	0.0%
35-00125-02	PANEL,AV INPUT,N-PRO	S1	6.00	6.6	39.60	0.0%
35-00127-01	BAR,CHASSIS,REAR,PSPRO	S1	16.00	9.9	158.40	0.0%
35-00129-01	BRACKET,O-700 MOUNTING,N-7500	S1	42.00	4.35	182.70	0.0%
35-00135-01	HOLDER,NYLON,HALF HEIGHT	S1	5.00	14.15	70.75	0.0%
35-00136-01	HOLDER,NYLON,O-530 MOUNTING	S1	1,878.00	0.33	619.74	0.1%
35-00140-02	RAW EXTR,CUT,SURF,DME1100	S1	281.00	6.97	1,958.57	0.2%
35-00142-01	FRONT PANEL,MOLDED,GOSTREAM	S1	10.00	8.77	87.70	0.0%
35-00147-03	RUBBER STRIP,GS,SURF	S1	815.00	0.82	668.30	0.1%
35-00157-01	HANDLE,FRONT,GOSTREAM	S1	51.00	10.9	555.90	0.1%
35-00158-01	HANDLE,PIVOT RIGHT,GOSTREAM	S1	71.00	17.75	1,260.25	0.1%
35-00159-01	HANDLE PIVOT,LEFT,GOSTREAM	S1	64.00	16	1,024.00	0.1%
35-00162-01	WASHER,INSIDE PIVOT,GOSTREAM	S1	78.00	0.84	65.52	0.0%
35-00168-01	PIVOT,NYLON,TRAVELLER,GOSTREAM	S1	1,859.00	0.29	539.11	0.1%
35-00169-01	PIVOT,NYLON,STOP,GOSTREAM	S1	956.00	0.33	315.48	0.0%
35-00200-01	CHASSIS,DUAL MOUNT	S1	6.00	92	552.00	0.1%
35-00201-02	BRACKET,CENTER SLIDE,DMOUNT	S1	33.00	7.1	234.30	0.0%
35-00202-02	SLIDE RAIL,NYLON BLK,DMOUNT	S1	1.00	13.65	13.65	0.0%
35-00203-02	HOLDER,LATCH,NYLON BLK,DMOUNT	S1	19.00	25.25	479.75	0.0%
35-00204-01	BRACKET,REAR CHASSIS,DMOUNT	S1	20.00	10.8	216.00	0.0%
35-00205-01	ROD,ACRYLIC LATCH,DMOUNT	S1	26.00	6.45	167.70	0.0%
35-00207-01	BRACKET,POWER SUPPLY,SD BASEBD	S1	36.00	7	252.00	0.0%
35-00209-01	TRAY,FRONT,GOSTREAM BASEBOARD	S1	69.00	9.6	662.40	0.1%
35-00212-02	REAR PANEL,1CH,GS SURF	S1	69.00	9.1	627.90	0.1%
35-00214-03	REAR TRIM,GS SURF	S1	51.00	7.7	392.70	0.0%
35-00221-01	BRACKET,SATA CLAMP,SD BASEBD	S1	45.00	5.04	226.80	0.0%
35-00222-01	BRACKET,DOOR FILTER,GS SD	S1	44.00	7	308.00	0.0%
35-00231-01	BRACKET,HDD SUPPORT,3.5,N-PRO	S1	83.00	4	332.00	0.0%
35-00234-01	BRACKET,REAR FAN,SD BASEBD	S1	85.00	9.3	790.50	0.1%
35-00235-01	TRAY,BOTTOM,WAVE	MRB	1.00	19.45	19.45	0.0%
35-00235-01	TRAY,BOTTOM,WAVE	S1	117.00	17.4	2,035.80	0.2%
35-00236-01	COVER,TOP,WAVE	S1	76.00	11.4	866.40	0.1%
35-00238-01	BRACKET,HDD,WAVE	S1	92.00	3.5	322.00	0.0%
35-00239-01	BRACKET,CENTER RACK,N-2100	S1	14.00	29.3	410.20	0.0%
35-00240-01	BRACKET,LEFT RACK,N-2100	S1	18.00	19	342.00	0.0%
35-00241-01	BRACKET,RIGHT RACK,N-2100	S1	16.00	17.9	286.40	0.0%
35-00242-01	BRACKET,WALL MOUNT,N-2100	S1	51.00	15.6	795.60	0.1%
35-00243-03	SPACER,TOUCH LED,N-7500	S1	21.00	12.348	259.31	0.0%
35-00244-01	GLASS,TEMPERED,HD,N-7500	S1	9.00	8.5	76.50	0.0%
35-00245-02	PANEL,REAR,N-7500	S1	13.00	8.85	115.05	0.0%
35-00248-01	F-TRAY SUPPORT,N-7500	S1	37.00	9.3	344.10	0.0%
35-00249-01	F-TRAY GRILLE,N-7500	S1	25.00	38.5	962.50	0.1%
35-00250-01	F-TRAY,BRACKET,N-7500	S1	25.00	14.9	372.50	0.0%
35-00252-01	HOLDER,F-TRAY WIDE TFT,N-7500	S1	34.00	10.1	343.40	0.0%
35-00255-03	MAIN CHASSIS,TYAN,N-7500	S1	47.00	52.8	2,481.60	0.2%
35-00256-02	COVER,CHASSIS,N-7500	S1	12.00	14	168.00	0.0%
35-00261-01	PEG,SILICON CONDUCT,	S1	665.00	0.4	266.00	0.0%
35-00262-02	BRACKET,4 FAN,N-7500	S1	15.00	10.3	154.50	0.0%
35-00269-02	PLATE,EMI SHIELD,N-7500	S1	75.00	2.65	198.75	0.0%
35-00271-01	REAR PANEL,N-4100	S1	23.00	21.7	499.10	0.0%
35-00272-01	REAR TRIM,N-4100	S1	8.00	5.5	44.00	0.0%
35-00273-02	BRACKET,FAN BOX,N-4100	S1	54.00	8.1	437.40	0.0%
35-00274-01	BRACKET,PCIE,N-4100	S1	57.00	8.8	501.60	0.1%
35-00276-01	SPACER,NYLON,PCIE,N-4100	S1	48.00	6.39	306.72	0.0%
35-00278-01	FRONT PANEL,MOLDED,BLK,N-4100	S1	23.00	8.77	201.71	0.0%
35-00280-01	BRACKET,GRAPHICS CARD,N-7600	S1	11.00	2.3	25.30	0.0%
35-00281-01	HANDLE PIVOT,MOLD,ALT,N-4100	S1	126.00	1	126.00	0.0%
35-00282-02	BRACKET,BOTTOM,HH,6 SLOT	S1	19.00	12	228.00	0.0%
35-00283-01	TRAY,FRONT,ALT,N-4100	S1	8.00	15.3	122.40	0.0%
35-00298-01	BRACKET,HOLDER TAB	S1	227.00	0.75	170.25	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare 11/02/2014

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
40-01047-02	LABEL,VIEWCAST LOGO,0.5X1.25	S1	138.00	0.09	12.42	0.0%
40-01056-01	LABEL,ROUND LOGO,GOSTREAM	S1	145.00	2.6	377.00	0.0%
40-01057-08	LABEL,COMPLIANCE,GOSTREAM SURF	S1	27.00	0.8784	23.72	0.0%
40-01079-01	LABEL, PELICAN CASE 1520	S1	8.00	3.34	26.72	0.0%
40-01090-01	LABEL,IMAGO IMPORT	S1	274.00	1.13	309.62	0.0%
40-01093-01	LABEL,F-PANEL,GRAPHIC,N-PRO II	S1	23.00	39.6	910.80	0.1%
40-01094-01	LABEL,CONN GUIDE,N-PRO PLUS	S1	15.00	8.49	127.35	0.0%
40-01095-04	LABEL,COMPLIANCE,N-PROII	S1	249.00	0.8784	218.72	0.0%
40-01097-01	LABEL,F-PANEL,GRAPHICS,GS SURF	S1	121.00	12.34	1,493.14	0.1%
40-01098-02	LABEL,F-PANEL,GRAPHICS,N-2100	S1	78.00	9.82	765.96	0.1%
40-01110-01	LABEL,NIAGARA DOOR	S1	132.00	1.24	163.68	0.0%
40-01113-01	LABEL,NIAGARA 8224 LOGO	S1	110.00	1.25	137.50	0.0%
40-01115-01	LABEL,NIAGARA 8224 SKIN	S1	7.00	2.5	17.50	0.0%
40-01117-01	LABEL,COMPLIANCE,NIAGARA 8224	S1	27.00	5.5	148.50	0.0%
40-01119-02	Label, Connect Guide, Niagara	S1	373.00	0.96	358.08	0.0%
40-01120-01	LABEL,F-TRAY TFT FRAME,N-7500	S1	31.00	6.98	216.38	0.0%
40-01122-01	LABEL,F-TRAY USB PANEL N-7550	S1	152.00	2	304.00	0.0%
40-01124-01	LABEL,COMPLIANCE,N-7550	S1	175.00	1.37	239.75	0.0%
40-01125-01	LABEL,F-PANEL,GRAPHICS,N-2120	S1	171.00	9.82	1,679.22	0.2%
40-01130-01	LABEL,F-PANEL,GRAPHICS,N-4100	S1	82.00	7.46	611.72	0.1%
40-01133-01	LABEL,ROUND BLK,N-4100	S1	97.00	0.86	83.42	0.0%
40-01136-01	label,compliance,niagara 4100	S1	8.00	0.8784	7.03	0.0%
40-01140-01	LABEL,N9100 VIEWCAST LOGO	S1	368.00	1.12	412.16	0.0%
40-01142-01	LABEL, N9100	S1	374.00	1.09	407.66	0.0%
40-01146-01	LABEL,F-PANEL OVERLAY, N-2200	S1	55.00	19.35	1,064.25	0.1%
40-01147-01	LABEL,COMPLIANCE,NIAGARA 2200	S1	209.00	1.6	334.40	0.0%
40-01148-01	LABEL,N-2200,RETROFIT	S1	73.00	2.91	212.43	0.0%
40-02077-05	Manual Quick Start Guide, SCX	S1	28.00	1.65	46.20	0.0%
40-02078-01	LABEL,WARRANTY VOID	S1	736.00	0.35	257.60	0.0%
40-02080-01	CDROM, BLANK	S1	789.00	0.18972	149.69	0.0%
40-03222-07	Guide, Quick Start, N-PROII	S1	6.00	0.48	2.88	0.0%
40-03243-03	INSERT, DVD CASE, SCX	S1	41.00	1.8	73.80	0.0%
40-03249-01	MANUAL,NIAGARA QUICK START	S1	20.00	1.9	38.00	0.0%
40-03253-05	QUICKSTART GUIDE, SURF, v7.0	S1	3.00	0.01	0.03	0.0%
40-03261-04	DEPRECATED	S1	18.00	0.48	8.64	0.0%
40-03261-05	QS GUIDE,N7550, SCX V7.1	S1	49.00	0.48	23.52	0.0%
40-03269-03	Niagara 7500 Series Read First	S1	12.00	0.25	3.00	0.0%
40-03270-01	N2100 Series Mount Instruction	S1	1.00	1.5	1.50	0.0%
40-03271-04	NPROII READ FIRST FOR v6.5	S1	8.00	0.25	2.00	0.0%
40-03272-02	GoStream SURF Read First	S1	22.00	0.2	4.40	0.0%
40-03275-02	Niagara SCX USB Update Instruc	S1	32.00	0.5354	17.13	0.0%
40-03275-03	NIAGARA SCX USB UPGRADE INSTR.	S1	19.00	0.01	0.19	0.0%
40-03276-01	Insert, Case, SCX Upgrade	S1	1.00	1.810423	1.81	0.0%
40-03279-02	Niagara 2100 Series USB Update	S1	18.00	0.1	1.80	0.0%
40-03289-03	MANUAL, N4100, QUICK START	S1	15.00	0.48	7.20	0.0%
40-03302-02	Manual, VMp Live Quick Start	S1	17.00	0.48	8.16	0.0%
40-03307-01	Niagara SCX USB Update Inst	S1	19.00	0.1	1.90	0.0%
40-03311-01	Niagara SURF USB Update	S1	11.00	0.53	5.83	0.0%
40-03311-02	SURF USB Update v6.3 to v7.0	S1	48.00	0.01	0.48	0.0%
40-03313-01	N7500 to N7550 Upgrade Instruc	S1	(5.00)	0.01	(0.05)	0.0%
40-03315-01	VMp LIVE ADD ON INSTRUCTIONS	S1	42.00	0.01	0.42	0.0%
40-03316-01	INSERT,CASE CVR,VMp LIVE ADDON	S1	55.00	0.01	0.55	0.0%
40-03317-03	SCX USB UPDATE INSTR TO v7.1	S1	95.00	0.5354	50.86	0.0%
40-03318-02	N9100-2D/2DR Read First	S1	34.00	0.01	0.34	0.0%
40-03319-02	N9100 Quick Start Guide	S1	44.00	0.01	0.44	0.0%
40-03321-02	N9100-8A/8AR Read First	S1	4.00	0.01	0.04	0.0%
40-03322-01	VMp SERVER UPGRADE INSTRUCTION	S1	43.00	0.01	0.43	0.0%
40-03327-02	MANUAL,N9100-4A & 4AR READ 1ST	S1	25.00	0.2	5.00	0.0%
40-03328-01	N-9100-4AV READ ME FIRST DOC	S1	71.00	0.75	53.25	0.0%
40-03329-01	N-9100-4AV QUICK START GUIDE	S1	71.00	0.75	53.25	0.0%
40-03330-01	Quick Start Guide, N-2200	S1	87.00	0.01	0.87	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook
VideoWare 11/02/2014

item_no	item_desc_1	loc	qty_on_hand	std_cost	Cost	%
40-03331-01	MANUAL,N2200 READ FIRST	S1	86.00	0.01	0.86	0.0%
40-03334-01	MANUAL,N9100-2IP/4IPR READ 1ST	S1	60.00	0.01	0.60	0.0%
40-03337-01	N9100 SCX USB UPDATE INST v7.0	S1	39.00	0.01	0.39	0.0%
40-03337-02	N9100 SCX USB UPDATE INST v7.2	S1	86.00	0.01	0.86	0.0%
40-03338-01	MANUAL,N9100-4D READ ME FIRST	S1	8.00	0.01	0.08	0.0%
40-03340-01	INSERT,SURF MULTI-VERSION UPGD	S1	37.00	0.01	0.37	0.0%
40-03341-01	N4100 USB UPDATE INSTR. V7.1	S1	4.00	0.01	0.04	0.0%
40-03341-02	N4100 USB UPDATE INSTR. V7.2	S1	80.00	0.01	0.80	0.0%
40-03347-01	Instruct, N21xx, Create USB	S1	(1.00)	0.01	(0.01)	0.0%
40-03348-01	Instruct, N21xx to N2200 upd	S1	(1.00)	0.01	(0.01)	0.0%
50-00103-02	NIAGARA PRODUCT Shipping Box	S1	5.00	16.35	81.75	0.0%
50-00109-01	PACKAGING,N-2100 BOX O/WHITE	S1	75.00	2.5	187.50	0.0%
50-00110-01	PACKAGING TRAY N-2100 O/WHITE	S1	165.00	0.802	132.33	0.0%
50-00508-02	Multi-Rack Unit Foam	S1	18.00	16.35	294.30	0.0%
50-00509-01	N-2100 FOAM INSERTS	S1	14.00	4.71	65.94	0.0%
91-00302-04	ASSY,LOG BARGRAPH,PROII/2200	S1	4.00	61.5199	246.08	0.0%
91-00303-02	ASSY,MB I/O,PROII/2200	S1	21.00	44.66808	938.03	0.1%
91-00308-03	ASSY,AVSS PCB,PROII/2200	S1	4.00	138.9306	555.72	0.1%
91-00331-03	DEPRECATE	S1	1.00	850	850.00	0.1%
91-00331-04	ASSY,GS SD BASEBOARD	MRB	6.00	852.54	5,115.24	0.5%
91-00331-04	ASSY,GS SD BASEBOARD	S1	195.00	870.43	169,733.85	17.0%
91-00333-01	ASSY,LCD DRVR,20X4,PROII/2200	S1	5.00	47.029022	235.15	0.0%
91-00334-03	ASSY,MAIN DOCK BASEBOARD,SURF	S1	141.00	52.1659	7,355.39	0.7%
91-00335-01	ASSY,DOCK RISER BASEBOARD,SURF	S1	74.00	24.8	1,835.20	0.2%
91-00336-03	ASSY,DVI-TFT HD PCB	S1	34.00	51.3007	1,744.22	0.2%
91-00337-01	ASSY,FRT LED SHORT,PROII/2200	S1	5.00	23.4797	117.40	0.0%
91-00338-01	ASSY,FRONT AV-USB,PROII/2200	S1	21.00	19.92418	418.41	0.0%
91-00339-01	ASSY,FRONT PCB,N-21XX	S1	86.00	13.8606	1,192.01	0.1%
91-00340-03	ASSY,TOUCH HD PCB	S1	122.00	98.842324	12,058.76	1.2%
91-00341-01	ASSY,PC CONN PCB,N-75XX	S1	19.00	24.06438	457.22	0.0%
91-00342-05	ASSY,AES-A INPUT,N-75XX	S1	61.00	77.48785	4,726.76	0.5%
91-00343-03	ASSY,USB PANEL,N-75XX	S1	54.00	13.53118	730.68	0.1%
91-00343-04	Do not use yet	S1	15.00	23.89178	358.38	0.0%
91-00345-01	ASSY,SD BASEBD,NO-240,N-41XX	MRB	6.00	1505	9,030.00	0.9%
91-00345-01	ASSY,SD BASEBD,NO-240,N-41XX	S1	10.00	1505	15,050.00	1.5%
91-00346-02	ASSY,AES-A INPUT INT, N-41XX	S1	15.00	75.00665	1,125.10	0.1%
91-00346-02	ASSY,AES-A INPUT INT, N-41XX	S6	1.00	76.93665	76.94	0.0%
91-00347-01	ASSY,RISER,16-REVERSED DUAL 8	S1	81.00	17.09946	1,385.06	0.1%
92-00182-03	COVER,EXTR SHORT,TOP,SURF	S1	38.00	22.49	854.62	0.1%
92-00183-03	COVER,EXTR SHORT,BTM,SURF	S1	50.00	17.94	897.00	0.1%
92-00244-03	ASSY,GLASS,LABEL,N-7500	S1	42.00	29.5	1,239.00	0.1%
92-00263-03	ASSY,AV IN PANEL,PROII/2200	S1	11.00	78.38884	862.28	0.1%
92-00329-10	ASSY CHASSIS GS SURF	WP	6.00	1254.38716	7,526.32	0.8%
92-00338-01	ASSY,F-PANEL,N-PRO II	S1	3.00	68.59	205.77	0.0%
92-00341-01	DISPLAY, MOD LCD,4X20,BLUE	S1	46.00	12.12	557.52	0.1%
92-00375-01	ASSY,TRIM ARC,N-7500	S1	61.00	6.33	386.13	0.0%
92-00377-05	ASSY,FRONT TRAY, N-7500	S1	1.00	520.757784	520.76	0.1%
92-00381-03	ASSY,TOUCH PCB-DISPLAY,N-7500	S1	1.00	140.101524	140.10	0.0%
92-00393-01	ASSY,FRONT HANDLE,PAINTED,SURF	S1	115.00	14.9	1,713.50	0.2%
92-00395-01	ASSY,FRONT PANEL,PAINTED,SURF	S1	115.00	16.82	1,934.30	0.2%
92-00396-01	ASSY,FRONT PANEL,PAINTED,BLK,	S1	70.00	16.77	1,173.90	0.1%
92-00397-01	ASSY,FRONT HANDLE,PAINTED,	S1	33.00	14.9	491.70	0.0%
92-00401-01	ASSY,F-PANEL,N-4100	MRB	1.00	25.03	25.03	0.0%
92-00412-01	COVER,EXTR,TOP,BLACK,N-4100	S1	13.00	22.49	292.37	0.0%
92-00413-01	COVER,EXTR,BTM,BLACK,N-4100	S1	16.00	17.94	287.04	0.0%
92-00426-02	ASSY, CHASSIS, N-7500	S1	2.00	3907.617604	7,815.24	0.8%
92-00429-05	ASSY,USB w/SW LOAD v7.2,N4100	S1	(2.00)	10.5	(21.00)	0.0%
92-00431-04	ASSY,USB w/SW LOAD SURF,v7.1	S1	(2.00)	0	-	0.0%
92-00432-01	Assy, USB w/SW; N-7550 BIOS	S1	(2.00)	10.51	(21.02)	0.0%
92-00433-03	SUBASSY,NIAGARA 91XX,1U	S1	3.00	2287.97946	6,863.94	0.7%
95-00468-01	Rack Mount, Niagara 2100 serie	S1	1.00	68.86	68.86	0.0%

SCHEDULE B INVENTORY

Inventory Cycle-count Workbook

VideoWare			**11/02/2014**			
item_no	**item_desc_1**	**loc**	**qty_on_hand**	**std_cost**	**Cost**	**%**
95-00469-01	Wall Mount, Niagara 2100 serie	S1	5.00	18.1	90.50	0.0%
95-01202-02	SchedulStream v2 Upgrade	S1	89.00	50	4,450.00	0.4%
95-02036-01	NPROII UPGR FRM SCX 6.3 TO 6.5	S1	4.00	14.796475	59.19	0.0%
95-02038-01	N9100 UPGRADE FROM v6 to v7	S1	6.00	13.905609	83.43	0.0%
95-02040-02	UPGRADE N2100 to N2200	S1	1.00	105.02172	105.02	0.0%
95-05000-01	Osprey	S1	1.00	0	-	0.0%
96-01176-01	NIAGARA 8224	EV	1.00	2717.53508	**2,717.54**	**0.3%**
96-01176-01	NIAGARA 8224	S1	5.00	2726.2648	**13,631.32**	**1.4%**
96-01176-01	NIAGARA 8224	WP	1.00	2975.01456	**2,975.01**	**0.3%**
96-01204-03	NIAGARA PRO W/FLASH OPTION	EV	1.00	3502.20406	**3,502.20**	**0.3%**
96-01204-03	NIAGARA PRO W/FLASH OPTION	S1	21.00	3576.45788	**75,105.62**	**7.5%**
96-01205-04	DEPRECATE	WP	1.00	3572.086642	**3,572.09**	**0.4%**
96-01205-07	Niagara Pro II	EV	2.00	3564.811	**7,129.62**	**0.7%**
96-01225-13	DEPRECATED	WP	3.00	4695.205067	**14,085.62**	**1.4%**
96-01225-15	Niagara 7500, v6.5	WP	2.00	4695.020067	**9,390.04**	**0.9%**
96-01226-04	NIAGARA N-7550	EV	6.00	4584.534644	**27,507.21**	**2.7%**
96-01226-05	Niagara N-7550	EV	1.00	4582.094644	**4,582.09**	**0.5%**
96-01254-01	NIAGARA,DUAL MOUNT	S1	7.00	241.68472	**1,691.79**	**0.2%**
96-01255-01	GoStream Plus w/ Flash Option	S1	37.00	2142.58166	**79,275.52**	**7.9%**
96-01256-01	NIAGARA GOSTREAM SURF	T2	3.00	1773.80346	**5,321.41**	**0.5%**
96-01256-02	NIAGARA GOSTREAM SURF	T2	2.00	1824.33096	**3,648.66**	**0.4%**
96-01256-13	SURF, v7.1.292	EV	3.00	1790.8146	**5,372.44**	**0.5%**
96-01256-13	SURF, v7.1.292	S1	9.00	1790.8146	**16,117.33**	**1.6%**
96-01256-13	SURF, v7.1.292	WP	8.00	1790.8146	**14,326.52**	**1.4%**
96-01260-05	NIAGARA 4100 w/SCX v7.1	EV	4.00	3038.93342	**12,155.73**	**1.2%**
96-01260-06	NIAGARA 4100 w/SCX v7.2	EV	3.00	3038.94342	**9,116.83**	**0.9%**
96-01260-06	NIAGARA 4100 w/SCX v7.2	S1	20.00	3038.94342	**60,778.87**	**6.1%**
96-01260-06	NIAGARA 4100 w/SCX v7.2	WP	1.00	3038.94342	**3,038.94**	**0.3%**
96-01277-02	Niagara 2200	EV	10.00	1345.63084	**13,456.31**	**1.3%**
96-01277-02	Niagara 2200	S1	10.00	1345.63084	**13,456.31**	**1.3%**
96-01280-05	N9100-8A, 8 ANALOG INPUTS	EV	3.00	2972.4685	**8,917.41**	**0.9%**
96-01280-06	N9100-8A, SCX 7.2.297	EV	2.00	2972.4785	**5,944.96**	**0.6%**
96-01280-06	N9100-8A, SCX 7.2.297	S1	2.00	2972.4785	**5,944.96**	**0.6%**
96-01281-04	N9100-2D Encoder w/v7.0	EV	2.00	3031.5885	**6,063.18**	**0.6%**
96-01281-05	N9100-2D Encoder w/v7.2.297	EV	2.00	3031.5985	**6,063.20**	**0.6%**
96-01281-05	N9100-2D Encoder w/v7.2.297	WP	2.00	3031.5985	**6,063.20**	**0.6%**
96-01285-04	N9100-2D R ENCODER	WP	1.00	3481.5985	**3,481.60**	**0.3%**
96-01287-03	NIAGARA 9100-2IP	EV	4.00	2564.5285	**10,258.11**	**1.0%**
96-01287-03	NIAGARA 9100-2IP	S1	4.00	2564.5285	**10,258.11**	**1.0%**
96-01291-02	NIAGARA 9100-4DR	EV	1.00	3513.3085	**3,513.31**	**0.4%**
INSTALL	INSTALLATION/MAN-DAY	08	1.00	0	**-**	**0.0%**
INSTALL	INSTALLATION/MAN-DAY	EP	3.00	0	**-**	**0.0%**
			872,681.84	**1.146752049**	**1,000,749.69**	**100.0%**

Less allowance for end of the line products	**(242,461.77)**
	758,287.92

SCHEDULE C ACCOUNTS RECEIVABLE

VIDEOWARE AR	Week Beginning	Valdor	387,878.95		
	TOTALS	300,674.54	387,878.95		
			387,878.95		

Cus_No	FirstOfCus_Name	Inv date	days until collection	Valdor	Apply_To_No	Total	Poss Pay Date
ACC003	Access Channel Direct Ship Only	15/04/2013	329		6897	2,800.00	15/05/2013
COR008	Corsair Solutions	28/10/2013	112	-	7160	1,797.00	27/11/2013
CSC002	CSC	17/10/2013	102	-	7147	2,000.00	16/11/2013
DEA001	Dae Kwang Multimedia	03/10/2013	116	-	7123	906.50	02/11/2013
GRA007	Graphics Distribution Inc.	10/12/2013	FUTURE	**145,863.00**	7193	145,863.00	03/01/2014
GRA007	Graphics Distribution Inc.	10/02/2014		**3,482.50**	7233	3,482.50	10/03/2014
HOU002	US House of Representatives	24/01/2014		**4,190.00**	7224	4,190.00	23/02/2014
IMA002	Imago Group	24/01/2014		**5,596.50**	7222	5,596.50	10/03/2014
IMA002	Imago Group	10/02/2014		**8,393.00**	7232	8,393.00	25/03/2014
IMA004	Imago France	22/10/2013	97	-	7151	696.50	21/11/2013
INT007	Interact S.p.a.	28/09/2012	FALSE	-	6600	(5,997.00)	23/04/2013
INT007	Interact S.p.a.	13/08/2013	209	-	7061	5,047.10	08/03/2014
JEF002	Jeff Burgess & Associates	21/10/2013	105	-	7149	25,606.00	05/02/2014
JEF002	Jeff Burgess & Associates	28/10/2013	105	-	7161	62.97	12/02/2014
JEF002	Jeff Burgess & Associates	01/11/2013	108	-	7168	3,594.00	16/02/2014
JEF002	Jeff Burgess & Associates	01/11/2013	108	-	7169	5,391.00	16/02/2014
JEF002	Jeff Burgess & Associates	14/11/2013	102	-	7181	2,096.50	01/03/2014
JEF002	Jeff Burgess & Associates	29/11/2013	94	-	7183	19,183.00	16/03/2014
JEF002	Jeff Burgess & Associates	03/12/2013	FUTURE	**696.50**	7187	696.50	20/03/2014
JEF002	Jeff Burgess & Associates	11/12/2013	FUTURE	**4,193.00**	7196	4,193.00	28/03/2014
JEF002	Jeff Burgess & Associates	13/12/2013	FUTURE	**3,496.50**	7197	3,496.50	30/03/2014
JEF002	Jeff Burgess & Associates	30/12/2013	FUTURE	**3,496.50**	7208	3,496.50	16/04/2014
JEF002	Jeff Burgess & Associates	16/01/2014	FUTURE	**136.50**	7217	136.50	03/05/2014
JEF002	Jeff Burgess & Associates	21/01/2014	FUTURE	**526.20**	7220	526.20	08/05/2014
JEF002	Jeff Burgess & Associates	04/02/2014		**2,096.50**	7230	2,096.50	20/05/2014
JMC001	JMC Systems Engineering AB	08/01/2014	FUTURE	**7,794.00**	7212	7,794.00	07/02/2014
MIC003	Microlink	14/11/2012	FUTURE	**495.00**	6689	495.00	14/12/2012
MIC003	Microlink	04/12/2012	FUTURE	**659.09**	6707	659.09	03/01/2013
MIC003	Microlink	09/05/2013	FUTURE	**2,498.75**	6936	2,498.75	08/06/2013
MIC003	Microlink	08/07/2013	FUTURE	**8,497.50**	7023	8,497.50	07/08/2013
MIC003	Microlink	19/12/2013	FUTURE	**1,497.50**	7202	1,497.50	18/01/2014
MISC01	Miscellaneous	30/11/2012	FALSE	-	0	(1,485.00)	01/12/2012
MISC01	Miscellaneous	05/08/2013	182	-	7051	278.56	06/08/2013
MISC01	Miscellaneous	22/08/2013	165	-	7078	12,257.90	23/08/2013
MISC01	Miscellaneous	31/01/2014		-	7229	495.00	31/01/2014
NBC001	NBC Universal	28/10/2013	FALSE	-	0	(12,997.50)	27/11/2013
NBC001	NBC Universal	29/10/2013	132	-	7166	17,657.50	28/11/2013
RAH001	Rahul Commerce	18/03/2013	315	-	6857	1,293.50	17/04/2013
RAH001	Rahul Commerce	29/03/2013	304	-	6876	55.88	28/04/2013
SPE002	Jasco Systems (Pty) Ltd	17/01/2014	FUTURE	**28,686.00**	7218	28,686.00	16/02/2014
TAT001	Tata Communications Limited	29/03/2013	318	-	6873	860.00	28/06/2013
TAT001	Tata Communications Limited	23/10/2013	110	-	7154	4,200.00	22/01/2014
TAT001	Tata Communications Limited	16/12/2013	FUTURE	**8,628.00**	7198	8,628.00	17/03/2014
TAT001	Tata Communications Limited	17/12/2013	FUTURE	**688.00**	7199	688.00	18/03/2014
TAT001	Tata Communications Limited	29/01/2014	FUTURE	**688.00**	7228	688.00	28/02/2014
TUR003	Turner Studios Engineering (TEN)	28/08/2013	152	-	7092	1,005.00	27/09/2013
VEC001	VEC SRL	03/05/2013	269	-	0	400.00	02/06/2013
XLO101	XLocate Broadcast Media Systems	29/03/2013	FUTURE	**39,980.00**	6880	39,980.00	28/04/2013
XLO101	XLocate Broadcast Media Systems	08/08/2013	FUTURE	**18,396.00**	7056	18,396.00	07/09/2013
			Total for Valdor	**300,674.54**			

Company	Contact Name	Phone Number	Email Address	Address
GDI	Martin Eberhardt	414-203-8343	meberhardt@gdius.com	160 S. 2nd St., Milwaukee, WI 53204
US House of Reps	Merrick Munday	202-225-0172	Merrick.munday@mail.house.gov	358 Ford Bldg., Washington, DC, 20515
Imago Group	Jackie Caufield	01635 294301	jackiec@imagogroupplc.com	20 TBV, Colthrop Way, Thatcham Berkshire, RG19 4LW
JB&A	Frank Byars	415-256-2800	frankb@jbanda.com	1050 Northgate Dr., Ste. 200, San Rafael, CA 94903
JMC	Markku Niku	+46(0)8 82 82 70	Markku.niku@jmc.se	Spanga Center/Stormbyv. 2-4, S-163 55 Spanga, Stockholm
Microlink	Michael Jeon Alex Chang	02-749-7070	Jeon3620@yahoo.co.kr support@microlink.co.kr	121-702 #202 Geunsin B/D, 251-1 Dohwa-dong, Mapo-gu, Seoul, Korea
Jasco	Liza Cornelissen	+27 11 266 1859	Liza.cornelissen@jasco.co.za	PO Box 288, Halfway House, Midrand, 1685, South Africa
Tata	Rajendra Gunjal	+91-9823072655	Rajendra@rahulcom.com	VSB, Mahatma Gandhi Road, Mumbai, 400001, India
Xlocate	Eunice Lee	+852-5688-4033	elee@xlocate.com	Level 19 Silver Fortune Plaza, 1 Wellington St., Central, Hong Kong

SCHEDULE D MATERIAL CONTRACTS

Customer	Contract Type	Contract ID	Billing Start Date	Billing End Date	Contract End Date	Contract Start Date
Abacus Technology Corp	SSM	CNR-01653-J9J6V7	2/10/2013	1/10/2014	1/10/2014	2/10/2013
Abel Cine Tech	SSM	CNR-01684-Y7L1Q1	10/21/2013	10/20/2014	10/20/2014	10/21/2013
Akintola Williams Deloitte	SSM	CNR-01675-T7M1Q5	10/23/2013	10/23/2014	10/23/2014	10/23/2013
Ambient Media Comunicacion S.L.	SSM	CNR-01348-B9X7M7	5/15/2012	5/14/2014	5/14/2014	5/15/2012
Ambient Media Comunicacion S.L.	SSM	CNR-01175-5YHGR3	2/14/2011	10/2/2014	10/2/2014	2/14/2011
Antena 3 Television S.A.	SSM	CNR-01528-N7H3T0	4/15/2013	4/14/2014	4/14/2014	4/15/2013
Apostolic Faith Church - WECA	SSM	CNR-01580-V9J6F0	4/8/2013	4/8/2014	4/8/2014	4/8/2013
Arte Technologies	PSA	CNR-01531-P7J0R9	6/14/2013	6/13/2014	6/13/2014	6/14/2013
Arte Technologies	SSM	CNR-01582-P5K8L8	5/8/2013	5/8/2014	5/8/2014	5/8/2013
ASTE GIUDIZIARIE INLINEA SPA	SSM	CNR-01548-P9X7H5	10/7/2013	10/7/2014	10/7/2014	10/7/2013
Bank of New York Mellon	SSM	CNR-01692-W2M4Z0	8/11/2013	8/11/2014	8/11/2014	8/11/2013
BFU	SSM	CNR-01696-X2Z8P2	11/13/2013	11/13/2014	11/13/2014	11/13/2013
BFU	SSM	CNR-01697-D0K3F0	11/13/2013	11/13/2014	11/13/2014	11/13/2013
Blitz Nippon Networks Pte Ltd	PSA	CNR-01375-C3D1N1	6/29/2012	9/27/2014	9/27/2014	6/29/2012
California State University Long Beach	SSM	CNR-01602-Y5L9Z6	8/19/2013	8/19/2014	8/19/2014	8/19/2013
Capitol Connection	SSM	CNR-01503-K3T2G8	5/31/2013	5/31/2014	5/31/2014	5/31/2013
Cardiff University	SSM	CNR-01456-J0F3H1	8/2/2013	8/2/2014	7/2/2015	8/2/2013
Cattaraugus Allegany BOCES	SSM	CNR-01489-S0D7M3	5/22/2013	5/21/2014	5/21/2014	5/22/2013
Chesapeake Public Schools	SSM	CNR-01667-N2N7D7	10/10/2013	10/10/2014	10/10/2014	10/10/2013
Chicago Symphony Orchestra	PSA	CNR-01473-Z8K0W9	4/24/2013	4/23/2014	4/23/2014	4/24/2013
Chickasaw Nation	SSM	CNR-01715-Z2J2R3	5/12/2013	4/12/2014	4/12/2014	5/12/2013
Church Communities International	SSM	CNR-01461-Y9V8Z2	4/2/2013	3/2/2015	3/2/2015	4/2/2013
City of Blue Springs	SSM	CNR-01443-S9V3C6	1/30/2013	1/29/2014	1/29/2014	1/30/2013
City of Blue Springs	SSM	CNR-01701-X1F3R4	11/14/2013	11/14/2014	11/14/2014	11/14/2013
City of Eastlake	SSM	CNR-01538-J7B7L4	2/7/2013	2/7/2014	2/7/2014	2/7/2013
City of Lake Jackson	SSM	CNR-01568-C3K1B9	7/24/2013	7/24/2014	7/24/2014	7/24/2013
City of Livonia, MI	SSM	CNR-01557-Q7C8Z6	7/16/2013	7/16/2014	7/16/2014	7/16/2013
City of Loveland	SSM	CNR-01524-W2K3C5	6/24/2013	6/24/2014	6/24/2014	6/24/2013
City of Mississauga	SSM	CNR-01706-B8H7G9	11/11/2013	10/11/2014	10/11/2015	11/11/2013
City of Saint Charles	SSM	CNR-01650-R3F7B7	3/10/2013	3/10/2014	3/10/2014	3/10/2013
City of Sparks, NV	SSM	CNR-01474-Y1X4R0	4/30/2013	4/29/2014	4/29/2014	4/30/2013
City of St Clair Shores	PSA	CNR-01415-P7L5Z3	10/30/2013	10/29/2014	10/29/2014	10/30/2013
City of St Peters Missouri	SSM	CNR-01484-S1D9Q4	5/14/2013	5/13/2014	5/13/2014	5/14/2013
City of St. Louis Park	SSM	CNR-01518-R6J6N3	6/14/2013	6/14/2014	6/14/2014	6/14/2013
Colgate-Palmolive	SSM	CNR-01642-Q8G5L4	9/24/2013	9/24/2014	9/24/2014	9/24/2013
Committee on Appropriations	SSM	CNR-01589-K8M3C4	7/8/2013	6/8/2014	6/8/2014	7/8/2013
Cornerstone Harvest Church	SSM	CNR-01499-J3H5B7	5/23/2013	5/23/2014	5/23/2014	5/23/2013
CSC	PSA	CNR-01682-K4W6Y9	10/17/2013	10/16/2014	10/16/2014	10/17/2013
Curacao Colombia	SSM	CNR-01563-L0H3W6	7/17/2013	7/17/2014	7/17/2014	7/17/2013
CytronMyanmar	SSM	CNR-01645-F2D1G7	1/10/2013	1/10/2014	1/10/2014	1/10/2013
Dae Kwang Multimedia Communication Co (DMC)	SSM	CNR-01687-B1P5T3	1/11/2013	1/11/2014	1/11/2014	1/11/2013
Defense Logistics Agency	SSM	CNR-01657-J2Z7H8	7/10/2013	7/10/2014	7/10/2014	7/10/2013
Defense Logistics Agency	SSM	CNR-01671-F2L8J8	10/16/2013	10/16/2014	10/16/2014	10/16/2013
Deutsches-Theater Munchen	SSM	CNR-01702-N9T4T0	11/14/2013	11/14/2014	11/14/2014	11/14/2013
Deutsches-Theater Munchen	SSM	CNR-01705-P3M6V7	11/18/2013	11/18/2014	11/18/2014	11/18/2013
DGTVE - Television Educativa	SSM	CNR-01545-S4S6W9	5/7/2013	5/7/2014	5/7/2014	5/7/2013
Diversified Technology Systems	PSA	CNR-01459-B1L9S5	3/25/2013	3/26/2014	3/26/2014	3/25/2013
DRTV	SSM	CNR-01649-Q3G6R7	2/10/2013	2/10/2014	2/10/2014	2/10/2013
Dublin Castle Conference Centre	SSM & PSA	CNR-01638-H2C1P9	10/9/2013	9/9/2014	9/9/2014	10/9/2013
Dutch Parliment	SSM	CNR-01669-B0G6H0	7/10/2013	6/10/2015	6/10/2015	7/10/2013
El Paso County	SSM	CNR-01588-X8T5B5	7/8/2013	7/8/2014	7/8/2014	7/8/2013
El Paso County, CO	SSM	CNR-01493-X3S5D9	5/20/2013	5/20/2014	5/20/2014	5/20/2013
El Paso County, CO	SSM	CNR-01500-H7R8G9	5/20/2013	5/20/2014	5/20/2014	5/20/2013
El Paso Water Utilities	SSM	CNR-01631-K5K6K8	8/21/2013	8/20/2014	8/20/2014	8/21/2013
End User	SSM	CNR-01542-X7B8V3	5/7/2013	5/7/2014	5/7/2014	5/7/2013
E-peak Systems Ltd.	SSM	CNR-01475-D3W7L2	4/30/2013	4/29/2014	4/29/2014	4/30/2013
ERNST & YOUNG LLP	SSM	CNR-01576-W3N6X9	7/17/2013	7/16/2014	7/16/2014	7/17/2013
Express Scripts	SSM	CNR-01665-K3Q1J8	3/10/2013	2/10/2014	2/10/2016	3/10/2013
FiberCorp	SSM	CNR-01573-H1N6X4	7/25/2013	7/25/2014	7/25/2014	7/25/2013
FiberCorp	SSM	CNR-01574-L8C9D4	7/25/2013	7/25/2014	7/25/2014	7/25/2013
FiberCorp	SSM	CNR-01575-P4R0T3	7/25/2013	7/25/2014	7/25/2014	7/25/2013
Fifth District Court of Appeals	SSM	CNR-01711-Q4S1X2	3/12/2013	2/12/2014	2/12/2014	3/12/2013
Florida Courts System - 14th Judicial Circuit	SSM	CNR-01225-5HY0JQ	7/14/2011	7/13/2012	10/7/2014	7/14/2011
Fotoloft	SSM	CNR-01508-W8R5V9	6/6/2013	6/6/2014	6/6/2014	6/6/2013
Fox River Graphics	SSM	CNR-01399-R4R2C8	9/24/2012	9/25/2014	9/23/2014	9/24/2012
GF Vision	SSM	CNR-01704-X5V0L9	11/15/2013	11/15/2014	11/15/2014	11/15/2013
Glowbl	SSM	CNR-01689-Q5G0S5	10/22/2013	10/21/2014	10/21/2014	10/22/2013
Gonzaga University	SSM	CNR-01672-G6K7Q5	10/17/2013	10/17/2014	10/17/2014	10/17/2013
GSA Finance Center	SSM	CNR-01454-Y6X0Y6	2/22/2013	2/22/2015	2/22/2015	2/22/2013
Harvard Center for Hellenic Studies	SSM	CNR-01450-V2J5F9	1/16/2013	1/15/2014	1/29/2014	1/30/2013
HEANet	SSM	CNR-01709-P1K0Z0	11/19/2013	11/18/2014	11/18/2014	11/19/2013
Hillsborough County Public Schools	SSM	CNR-01583-W6K4L6	6/8/2013	6/8/2014	6/8/2014	6/8/2013
Hillsborough County Public Schools	SSM	CNR-01584-P8K8B4	6/8/2013	6/8/2014	6/8/2014	6/8/2013
Hong Kong Polytechnic University	SSM	CNR-01572-R7S0P9	7/24/2013	7/24/2014	7/24/2014	7/24/2013
House Recording Studio	SSM	CNR-01313-JV3YZ2	6/3/2012	3/3/2015	3/3/2015	6/3/2012
i3television	SSM	CNR-01530-K6B3G8	6/27/2013	6/27/2014	6/27/2014	6/27/2013
Informa Solutions PTE LTD	SSM	CNR-01470-F8F4Z6	3/5/2013	2/5/2014	2/5/2014	3/5/2013
Information Systems Services	SSM	CNR-01712-Q9T5F2	3/12/2013	2/12/2014	2/12/2014	3/12/2013
information Technology-Admin Building	SSM	CNR-01377-K1K3H3	8/23/2013	8/22/2015	8/22/2015	8/23/2013
information Technology-Admin Building	SSM	CNR-01390-S3N0Y2	12/9/2012	11/9/2014	11/9/2014	12/9/2012
Ing. Adrian Reyes	SSM	CNR-01662-G5G3T1	6/16/2013	9/15/2014	9/15/2014	9/16/2013
Ing. Jose Ramon	SSM	CNR-01663-N9B3M0	9/16/2013	9/15/2014	9/15/2014	9/16/2013

SCHEDULE D MATERIAL CONTRACTS

Ing.Arturo Ruiz	SSM	CNR-01661-T6Y5M0	9/25/2013	9/24/2014	9/24/2014	9/25/2013
Inovant, LLC	SSM	CNR-01411-V8T5J4	10/29/2012	10/29/2015	10/28/2015	10/29/2012
Instituto de Investigaciones Dr. José MarÃ-a Luis Mora	SSM	CNR-01686-G2D8W3	10/31/2013	10/31/2014	10/31/2014	10/31/2013
Interact S.P.A.	PSA	CNR-01598-S5V6N4	8/14/2013	8/13/2014	8/13/2014	8/14/2013
Interact S.P.A.	SSM	CNR-01532-R3Q5S7	6/21/2013	6/20/2014	6/20/2015	6/21/2013
International Criminal Tribunal for the former Yugoslavia	SSM	CNR-01243-XWQ0MQ	7/27/2011	7/25/2014	7/25/2014	7/27/2011
International Monetary Fund	SSM	CNR-01476-B6Q3Q3	2/22/2013	2/21/2014	2/21/2014	2/22/2013
International Monetary Fund	SSM	CNR-01482-Z5S3Y5	6/25/2013	6/25/2014	6/25/2014	6/26/2013
International Monetary Fund	SSM	CNR-01446-X0Q6Z8	2/21/2013	2/20/2014	2/20/2014	2/21/2013
Internet Broadcasting	SSM	CNR-01700-P4D2R1	11/14/2013	11/14/2014	11/14/2014	11/14/2013
IUT de REIMS	SSM	CNR-01495-S6H2C8	5/28/2013	5/28/2014	5/28/2014	5/28/2013
Jamaica Information Service	SSM	CNR-01513-D0Y5M8	10/6/2013	10/6/2014	10/6/2014	10/6/2013
kdchurch	SSM	CNR-01501-X3F3X1	5/16/2013	5/16/2014	5/16/2014	5/16/2013
KRON TV	SSM	CNR-01670-J6G7W5	10/15/2013	10/15/2014	10/15/2014	10/15/2013
Lafetat	SSM	CNR-01646-S0V7Y2	1/10/2013	1/10/2014	1/10/2014	1/10/2013
LDS Church - Audio Visual Dept.	SSM	CNR-01637-T9W5K2	9/17/2013	9/17/2014	9/17/2014	9/17/2013
LDS Church - Audio Visual Dept.	SSM	CNR-01710-N2P1M1	2/12/2013	2/12/2014	2/12/2014	2/12/2013
Licoma	SSM	CNR-01546-Q6M0Q0	3/7/2013	2/7/2014	2/7/2014	3/7/2013
Licoma Linea de Comunicacion Audiovisual, S.A. de C.V.	SSM	CNR-01567-G2L5V6	7/24/2013	7/24/2014	7/24/2014	7/24/2013
Licoma Linea de Comunicacion Audiovisual, S.A. de C.V.	SSM	CNR-01569-C8Y3D5	7/24/2013	7/24/2014	7/24/2014	7/24/2013
Licoma Linea de Comunicacion Audiovisual, S.A. de C.V.	SSM	CNR-01570-V7B0H8	7/24/2013	7/24/2014	7/24/2014	7/24/2013
Licoma Linea de Comunicacion Audiovisual, S.A. de C.V.	SSM	CNR-01571-G2F7K9	7/24/2013	7/24/2014	7/24/2014	7/24/2013
Lincoln Electric	SSM	CNR-01600-S1X9N5	8/16/2013	8/16/2014	8/16/2014	8/16/2013
Linkdotnet	SSM	CNR-01641-R0Y3Z9	9/18/2013	9/18/2014	9/18/2014	9/18/2013
Linkdotnet	SSM	CNR-01678-B5L2W1	10/29/2013	10/29/2014	10/29/2014	10/29/2013
LMP4 ISGS	PSA	CNR-01555-N9R8K4	11/7/2013	12/7/2014	12/7/2014	11/7/2013
Lockheed Martin TX Office	SSM	CNR-01252-YL3F5Y	3/26/2013	3/25/2014	3/25/2014	3/26/2013
Lycee Viette	SSM	CNR-01643-F3P3N5	9/26/2013	9/26/2014	9/26/2014	9/26/2013
Magnum soluciones digitales	SSM	CNR-01492-W0D4G1	5/22/2013	5/22/2014	5/22/2014	5/22/2013
Mazda North American Operations	SSM	CNR-01612-M8Z7W4	8/21/2013	8/21/2014	8/21/2014	8/21/2013
Mazda North American Operations	SSM	CNR-01504-N9V9Z1	5/31/2013	5/31/2014	5/31/2014	5/31/2013
Mazda North American Operations	SSM	CNR-01505-P2Y3C9	5/31/2013	5/31/2014	5/31/2014	5/31/2013
MBA Recherche	SSM	CNR-01601-H9S8X5	8/19/2013	8/19/2014	8/19/2014	8/19/2013
Media Integration Technology Co., Ltd.	SSM	CNR-01708-M5H1Z1	11/22/2013	11/22/2014	11/22/2014	11/22/2013
medistream	SSM	CNR-01644-H3L8F1	9/26/2013	9/26/2014	9/26/2014	9/26/2013
Memorial Church of Christ	SSM	CNR-01523-C6B6T5	6/21/2013	6/21/2014	6/21/2014	6/21/2013
Memorial Church of Christ	SSM	CNR-01694-D2K9C8	8/11/2013	8/11/2014	8/11/2014	8/11/2013
Merriwether Post Pavillion	SSM	CNR-01509-L3K7W9	6/6/2013	6/6/2014	6/6/2014	6/6/2013
Methuen Community Television	SSM	CNR-01579-R7R3K9	1/8/2013	1/8/2014	1/8/2014	1/8/2013
MI House of Representatives	SSM	CNR-01506-W0L9T8	4/6/2013	4/6/2014	4/6/2014	4/6/2013
Miami Valley Communications Council	SSM	CNR-01577-J0W6R4	7/30/2013	7/30/2014	7/30/2014	7/30/2013
Miami Valley Communications Council	SSM	CNR-01578-L1H6X8	7/30/2013	7/30/2014	7/30/2014	7/30/2013
Microsoft Corporation	SSM	CNR-01498-L7W1L8	5/28/2013	5/28/2014	5/28/2014	5/28/2013
Midlink Network Services company Litimed	SSM	CNR-01654-T6W8C3	4/10/2013	4/10/2014	4/10/2014	4/10/2013
Missouri State University	SSM	CNR-01629-Y5N8L1	11/9/2013	11/9/2014	11/9/2014	11/9/2013
NASA Langley Research Center	SSM	CNR-01630-Q5S8H0	8/28/2013	8/27/2014	8/27/2014	8/28/2013
NATO Communications and Information Agency	SSM	CNR-01455-L8Q9R2	12/2/2013	12/2/2014	12/2/2014	12/2/2013
NCR Maintenance	PSA	CNR-01213-9Z3K96	8/6/2012	6/6/2014	6/6/2014	7/6/2012
Netwell Corporation	SSM	CNR-01703-H9B8B6	11/14/2013	11/14/2014	11/14/2014	11/14/2013
North Carolina Museum of Natural Sciences	SSM	CNR-01439-X6L1K0	1/18/2013	1/17/2014	1/17/2014	1/18/2013
Oak Ridge National Lab	SSM	CNR-01660-P8G6Q0	7/10/2013	7/10/2014	7/10/2014	7/10/2013
Office of Cuba Broadcasting	SSM	CNR-01597-K7Z2H3	8/13/2013	12/8/2014	12/8/2014	8/13/2013
Office of Cuba Broadcasting	SSM	CNR-01693-Y5Q4G4	8/11/2013	8/11/2014	8/11/2014	8/11/2013
Office of Cuba Broadcasting	SSM	CNR-01707-P0S2D1	11/19/2013	11/19/2014	11/19/2014	11/19/2013
Office of Public Affairs	SSM	CNR-01247-DYFPT8	9/30/2011	9/27/2014	9/27/2014	9/30/2011
Ohio State University	SSM	CNR-01516-H8X9F6	11/6/2013	10/6/2014	10/31/2014	11/6/2013
Ohio State University	SSM	CNR-01564-P8D3Z7	7/18/2013	7/18/2014	7/18/2014	7/18/2013
Ordigraphe, Inc.	SSM	CNR-01515-R4P8K0	10/6/2013	9/6/2014	9/6/2014	10/6/2013
Palm Beach County	SSM	CNR-01676-Z7X7P3	10/23/2013	10/23/2014	10/23/2014	10/23/2013
Park Hill School District	SSM	CNR-01590-H5V3S9	11/8/2013	11/8/2014	11/8/2014	11/8/2013
Park Hill School District	SSM	CNR-01591-V5Z3W2	11/8/2013	11/8/2014	11/8/2014	11/8/2013
Park Hill School District	SSM	CNR-01593-Z8M7Q1	12/8/2013	12/8/2014	12/8/2014	12/8/2013
Park Hill School District	SSM	CNR-01594-Q1R8Q8	12/8/2013	12/8/2014	12/8/2014	12/8/2013
Park Hill School District	SSM	CNR-01595-G5L2M7	12/8/2013	12/8/2014	12/8/2014	12/8/2013
Park Hill School District	SSM	CNR-01581-G2F2R6	4/8/2013	4/8/2014	4/8/2014	4/8/2013
Park Hill School District	SSM	CNR-01585-Z4T1D7	6/8/2013	6/8/2014	6/8/2014	6/8/2013
Park Hill School District	SSM	CNR-01586-G5K8F5	6/8/2013	6/8/2014	6/8/2014	6/8/2013
Perlmutter Purchasing Power	D - PSA & AR	CNR-01447-N8S2H9	2/20/2013	2/19/2014	2/19/2014	2/20/2013
Planet Communications Asia Co Ltd	SSM	CNR-01479-Z8B7H0	3/29/2013	3/29/2014	3/29/2014	3/29/2013
Qumu	SSM	CNR-01685-D3R6K7	10/31/2013	10/31/2014	10/31/2014	10/31/2013
Rahul Commerce	SSM	CNR-01469-L6S3R6	3/18/2013	3/17/2014	3/17/2014	3/18/2013
Rochester Institute of Technology	SSM	CNR-01477-C2F1W0	4/26/2013	4/25/2014	4/25/2014	4/26/2013
Rochester Institute of Technology	SSM	CNR-01507-T0J1S9	5/6/2013	5/6/2014	5/6/2014	5/6/2013
SAS Institute	SSM	CNR-01481-Q8B1Y2	7/2/2013	6/2/2014	6/2/2014	7/2/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01534-D6Q1Y0	1/7/2013	1/7/2014	1/7/2014	1/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01535-M1P4X6	1/7/2013	1/7/2014	1/7/2014	1/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01536-J0Y9Y0	1/7/2013	1/7/2014	1/7/2014	1/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01537-R6C9Y3	1/7/2013	1/7/2014	1/7/2014	1/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01539-N2N0Z5	3/7/2013	3/7/2014	3/7/2014	3/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01540-V8C3L9	3/7/2013	3/7/2014	3/7/2014	3/7/2013
Schauspielhaus - SHZ (Playhouse)	SSM	CNR-01541-N5G3Q4	3/7/2013	3/7/2014	3/7/2014	3/7/2013
Sistema Universitario de Radio y Television	SSM	CNR-01681-M4Q1R1	10/30/2013	10/30/2014	10/30/2014	10/30/2013
South-Euclid-Lyndhurst City School District	SSM	CNR-01468-W1H9K1	6/3/2013	5/3/2014	5/3/2014	6/3/2013

SCHEDULE D MATERIAL CONTRACTS

Space Telescope Science Institute	SSM	CNR-01656-W2B7Q7	7/10/2013	7/10/2014	7/10/2014	7/10/2013
Stake5.be	SSM	CNR-01466-J6F3V4	12/4/2013	9/4/2014	9/4/2014	10/4/2013
Stanislaus Union School District	SSM	CNR-01587-W2G6B2	7/8/2013	7/8/2014	7/8/2014	7/8/2013
State Bar of Wisconsin	SSM	CNR-01635-Q8X7S5	8/30/2013	8/29/2014	8/29/2014	8/30/2013
State Department	SSM	CNR-01549-M1S7V8	10/7/2013	10/7/2014	10/7/2014	10/7/2013
State Department	SSM	CNR-01551-C1L9T1	11/7/2013	11/7/2014	11/7/2014	11/7/2013
State of Colorado	SSM	CNR-01533-B5T4W8	6/28/2013	6/28/2014	6/28/2014	6/28/2013
SubsecretarÃ-a de Telecomunicaciones	SSM	CNR-01664-M5W4R5	8/10/2013	8/10/2014	8/10/2014	8/10/2013
SubsecretarÃ-a de Telecomunicaciones	SSM	CNR-01677-H0W1D0	10/24/2013	10/24/2014	10/24/2014	10/24/2013
SUNY New York Network - new York Media Services Cent	SSM	CNR-01519-B9T2P5	6/14/2013	6/14/2014	6/14/2014	6/14/2013
Tata Communications	SSM	CNR-01592-Z4C0H5	12/8/2013	12/8/2014	12/8/2014	12/8/2013
Tata Communications	SSM	CNR-01596-V2F1N3	8/16/2013	8/16/2014	8/16/2014	8/16/2013
Tata Communications	SSM	CNR-01634-B4Z7M3	9/14/2013	9/14/2014	9/14/2014	9/14/2013
Tata Communications	SSM	CNR-01529-T7P4X3	6/27/2013	6/27/2014	6/27/2014	6/27/2013
Texas Department of Transportation	SSM	CNR-01517-X5S5P0	11/6/2013	10/6/2014	10/6/2014	11/6/2013
Thalner Electronic Labortories	SSM	CNR-01347-S8P4C7	6/15/2012	6/14/2015	6/14/2015	6/15/2013
The Lincoln Electric Co	SSM	CNR-01713-P8H1L0	4/12/2013	3/12/2015	3/12/2015	4/12/2013
Thompson School District	SSM	CNR-01691-L6Q4G6	6/11/2013	6/11/2014	6/11/2014	6/11/2013
Tower Products Inc	SSM	CNR-01719-S1L4Q8	12/30/2013	12/29/2014	12/29/2014	12/30/2013
Trickbox	SSM	CNR-01550-J3Z5S0	10/7/2013	10/7/2014	10/7/2014	10/7/2013
Tritech Communications	SSM	CNR-01647-N9R7K5	2/10/2013	2/10/2014	2/10/2014	2/10/2013
Tritech Communications	SSM	CNR-01648-Y8L2G9	2/10/2013	2/10/2014	2/10/2014	2/10/2013
Turner Broadcasting	SSM	CNR-01659-F6F1W9	7/10/2013	7/10/2014	7/10/2014	7/10/2013
TURNER STUDIOS	SSM	CNR-01690-H4H7L8	10/25/2013	10/24/2014	10/24/2014	10/25/2013
TV Santa Barbara	SSM	CNR-01695-M6J8V8	8/11/2013	8/11/2014	8/11/2014	8/11/2013
TV Santa Barbara	SSM	CNR-01699-P4Y1J2	11/13/2013	11/13/2014	11/13/2014	11/13/2013
U.S. Department of Housing And Urban Development - HU	SSM	CNR-01480-K9C9Y2	1/2/2013	1/31/2014	1/31/2014	1/2/2013
U.S. Holocaust Memorial Museum	SSM	CNR-01522-D7C0W3	6/14/2013	6/13/2014	6/13/2014	6/14/2013
U.S. House of Representatives / Agriculture Committee	SSM	CNR-01282-GW2WW1	12/29/2012	12/27/2014	12/27/2014	12/29/2012
UKF NITRA	SSM	CNR-01556-W7Y3J9	7/16/2013	7/16/2014	7/16/2014	7/16/2013
UKF NITRA	SSM	CNR-01558-H1L8Y6	7/17/2013	7/17/2014	7/17/2014	7/17/2013
UKF NITRA	SSM	CNR-01559-W4C1F0	7/17/2013	7/17/2014	7/17/2014	7/17/2013
UKF NITRA	SSM	CNR-01560-G2S0X6	7/17/2013	7/17/2014	7/17/2014	7/17/2013
UKF NITRA	SSM	CNR-01561-P3X3P0	7/17/2013	7/17/2014	7/17/2014	7/17/2013
UKF NITRA	SSM	CNR-01562-V7L8W4	7/17/2013	7/17/2014	7/17/2014	7/17/2013
Unidad Editorial S.A.	SSM	CNR-01451-Q2X0R4	1/3/2013	1/3/2014	1/3/2014	1/3/2013
United Nations - Infomation Service	SSM	CNR-01494-Z3D9F9	5/22/2013	5/22/2014	5/22/2014	5/22/2013
United Nations - Infomation Service	SSM	CNR-01497-B1R1N2	5/21/2013	5/21/2014	5/21/2014	5/21/2013
University of Castilla-La mancha	SSM	CNR-01668-C4J5J3	10/15/2013	10/15/2014	10/15/2014	10/15/2013
University of Central Oklahoma	PSA	CNR-01465-Q7N1M3	4/15/2013	4/14/2014	4/14/2014	4/15/2013
University of Central Oklahoma	PSA	CNR-01527-G8B3Y0	4/15/2013	4/14/2014	4/14/2014	4/15/2013
University of Houston Downtown	SSM	CNR-01403-S4J8N5	9/18/2012	9/17/2014	9/17/2014	9/18/2012
University of Manitoba	SSM	CNR-01717-Q6N6Z9	10/1/2014	9/1/2015	9/1/2015	10/1/2014
University of Manitoba	PSA	CNR-01718-L3G5F5	10/1/2014	9/1/2015	9/1/2015	10/1/2014
University of North Carolina - TV	SSM	CNR-01521-K5B9R8	6/13/2013	12/6/2014	12/6/2014	6/13/2013
University of North Carolina Charlotte	SSM	CNR-01445-Q6P4T7	8/2/2013	7/2/2014	7/2/2014	8/2/2013
University of Notre Dame	SSM	CNR-01496-S1J4T8	5/23/2013	5/23/2014	5/23/2014	5/23/2013
University of Oklahoma	SSM	CNR-01514-D0B2N4	5/29/2013	5/28/2014	5/28/2014	5/29/2013
University of Oslo	SSM	CNR-01448-X6Y0H8	12/2/2013	11/2/2014	11/2/2014	12/2/2013
University of Oslo	SSM	CNR-01688-N8K8S7	4/11/2013	4/11/2014	4/11/2014	4/11/2013
University of Tennessee Chattanooga Athletic Department	SSM	CNR-01633-P4Y8Z2	9/13/2013	9/13/2014	9/13/2014	9/13/2013
US Dept. of State	SSM	CNR-01639-F2V4S6	10/9/2013	9/9/2014	9/9/2014	10/9/2013
US Dept. of State	SSM	CNR-01640-B6K0L3	10/9/2013	9/9/2014	9/9/2014	10/9/2013
USAF	SSM	CNR-01627-W0T2S5	3/9/2013	3/9/2014	8/21/2014	8/22/2013
VCU Medical Center	SSM	CNR-01487-W9M4K5	3/13/2013	12/6/2013	12/3/2014	3/13/2013
Village of Hartland	SSM	CNR-01478-Q6T7V5	4/30/2013	4/29/2014	4/29/2014	4/30/2013
Virginia Commonwealth University	SSM	CNR-01658-X8D8G0	7/10/2013	7/10/2014	7/10/2014	7/10/2013
Virginia Commonwealth University	SSM	CNR-01543-X5M3R1	5/7/2013	5/7/2014	5/7/2014	5/7/2013
Virginia State University	SSM	CNR-01655-F7F5P1	4/10/2013	4/10/2014	4/10/2014	4/10/2013
WAPA Television	SSM	CNR-01471-X8J7B8	3/5/2013	2/5/2014	2/5/2014	3/5/2013
Webcenta Wireless	SSM	CNR-01673-S0X1G6	10/16/2013	10/16/2014	10/16/2014	10/16/2013
wilhelm.tel	SSM	CNR-01552-C3D5V3	11/7/2013	11/7/2014	11/7/2014	11/7/2013
wilhelm.tel	SSM	CNR-01553-Z6T0S4	11/7/2013	11/7/2014	11/7/2014	11/7/2013
XSN Group	SSM	CNR-01412-Q8W6X0	11/22/2012	11/21/2014	11/21/2014	11/22/2012
XSN Group	SSM	CNR-01458-Z7F5W4	7/3/2013	6/3/2014	6/3/2014	7/3/2013
XSN Group	SSM	CNR-01460-B0Q0Z9	3/4/2013	2/4/2014	2/4/2014	3/4/2013
XSN Group	SSM	CNR-01520-Q5S4L2	3/6/2013	2/6/2014	2/6/2014	3/6/2013
XSN Group	SSM	CNR-01547-S6V0S5	8/7/2013	7/7/2015	7/7/2015	8/7/2013
X-Stream Networks, S.A. de C.V.	PSA	CNR-01268-MCV683	11/14/2011	10/11/2014	10/11/2014	11/14/2011
X-Stream Networks, S.A. de C.V.	SSM	CNR-01269-L0S7NF	11/13/2012	10/11/2014	10/11/2014	11/13/2012
York Telecom	SSM	CNR-01679-V6R1Y7	10/29/2013	10/29/2014	10/29/2014	10/29/2013
York Telecom	SSM	CNR-01680-X4Z9Y8	10/29/2013	10/29/2014	10/29/2014	10/29/2013

SCHEDULE E INTANGIBLE PROPERTY

PATENTS

Ref#	US Pat #	Product	Title
VWSI-27509	7,747,798	GoStream	Portable media encoder
VWSI-27263	7,818,442	Niagara Pro II	Streaming media encoder with front panel control interface
VWSI-30120	8,060,671	GoStream	Portable media encoder, Continuation of 7,747,798
VWSI-30426	8,078,750	Niagara Pro II	Streaming media encoder with front panel control interface, Cont. of 7,818,442

TRADEMARKS

REF #	CY	ACTUAL MARK	LITERAL ELEMENTS	G/S	STATUS	REG #	REG'D	Next Action Due	Deadline
25686	US	EZSTREAM (word mark)	EZSTREAM	Cl. 42 Providing temporary use of on-line non-downloadable software for capturing, editing, and publishing digital images to the web; [displaying the images of others on a computer server; hosting of digital content on the internet; computer services, namely, reporting and tracking access to a user's audio and video content over the web]	Registered (Principal)	2,971,103	7/19/2005	8&9 Renewal	7/19/2015
27492	US	GOSTREAM (word mark)	GOSTREAM	Cl. 9 Computer system comprised primarily of special-purpose video encoding hardware and special-purpose video encoding software	Registered (Principal)	3,327,136	10/30/2007	8&15 Renewal	10/30/2013
25971	US	NIAGARA (word mark)	NIAGARA	Cl. 9 Computer hardware and software for audio, video and multimedia data encoding and streaming	Registered (Principal)	2,693,104	3/4/2003	8&9 Renewal	3/4/2023
25972	US	Niagara	NIAGARA	Cl. 9 Computer hardware and software for audio, video and multimedia data encoding and streaming	Registered (Principal)	2,693,138	3/4/2003	Cancellation Pending	N/A
26238	US	NIAGARA SCX (word mark)	NIAGARA SCX	Cl. 9 Computer software for monitoring, controlling or managing video encoders	Registered (Principal)	2,764,459	9/16/2003	8&9 Renewal	9/16/2013
26802	US	SCHEDULSTREAM (word mark)	SCHEDULSTREAM	Cl. 9 Computer software, namely, software for scheduling, management and control of video and multimedia encoders	Registered (Principal)	2,989,717	8/30/2005	8&9 Renewal	8/30/2015
29836	US	VMp	VMp	Cl.9 Computer software, namely, software for management of digital media content including online video publishing, live video streaming, video-on-demand and digital asset management; computer software for controlling media encoders and storing, transcoding, and publishing media content of online video publishing; computer software for controlling media encoders and storing, transcoding, and publishing media content of live video streaming; computer software for controlling media encoders and storing, transcoding, and publishing media content of video-on-demand; computer software for controlling media encoders and storing, transcoding, and publishing media content of digital asset management	Registered (Principal)	4,063,978	11/29/2011	8&15 Renewal	11/29/2017

SCHEDULE F

ROYALTY AGREEMENT

THIS AGREEMENT made and entered into the 14th day of February, 2014.

BETWEEN:

VIDEOWARE, INC.

("VideoWare")

AND:

VALDOR FIBER OPTICS, INC.

("Valdor")

AND:

VALDOR TECHNOLOGY INTERNATIONAL, INC.

("Parent")

WHEREAS,

A. Pursuant to an Asset Purchase Agreement dated February 14, 2014 (the "Purchase Agreement"), VideoWare sold to Valdor the Assets of Vendor's Business;

B. As partial consideration for the sale of the Vendor's Business, Valdor agreed to pay a royalty on gross sales of the Products (as hereinafter defined) of the Vendor's Business for a period of five years, subject to the terms and conditions hereinafter set forth;

C. Any capitalized terms which are not defined herein shall have the definition set forth in the Purchase Agreement.

NOW, therefore, in consideration of the sum of ONE ($1.00) DOLLAR and other good and valuable consideration, in hand paid to each of the undersigned at or before the execution and delivery of these presents, receipt whereof is hereby mutually acknowledged, it is hereby agreed:

Definitions

1. For the purposes of this Agreement the following terms shall have the meanings ascribed thereto:

"**Market**" means any market in the world in which the Products are sold by Valdor or any of its affiliates.

"**Products**" means the Niagara video streaming product line (consisting of the Niagara 4100, 7550, 4100, Pro II, Surf and 2200 products) and/or any future equivalent, renditions, models or like concepts of such products.

"**Sale**" means the supply of any Product to a buyer in the Market by outright sale, regardless of whether the sale is made directly by Valdor or its affiliates to the buyer or is made through an intermediary whether or not the intermediary is located in North America and whether or not the intermediary is acting as an agent or contractor for Valdor or its affiliates. Provided, however, that a sale shall not include any supply of a Product for a short period for the purposes of demonstration of a Product. A sale shall be deemed to have occurred only upon receipt by Valdor of payment of the final Sale Price for a Product which may include any discounts, etc. from the invoiced Sale Price. For the purposes of the definition of "Sale", the final Sale Price shall be the "Sale Price."

"**Sale Price**" means the invoiced price less any applicable taxes or duties applicable which are payable by Valdor and are not recoverable whether by tax credit or rebate from the taxing authority by Valdor and are not collectable from or payable by the buyer.

Valdor and Parent Representations

2. Valdor and Parent each represents and warrants to VideoWare acknowledging VideoWare's reliance on such representations and warranties in entering into this Agreement, that:

(a) it is duly formed and is validly subsisting under the laws of Delaware or British Columbia, as applicable, and has all requisite powers, capacities, licenses and permissions under its governing legislation and the other laws applicable to it, and under its constating documents and governing resolutions to enter into and to perform and comply with all of its obligations under this Agreement, and that all actions, conditions and things have been done, taken or fulfilled with respect thereto that are required by law, contract or otherwise;

(b) it is not a party to any agreement under the terms of which it is prohibited or restricted from entering into any of the obligations assumed, liabilities imposed, or restrictions accepted by it under this Agreement;

(c) no litigation, arbitration or administrative proceeding is current or pending in respect of Valdor, Parent or any affiliate which appears reasonably likely to have a materially adverse effect on this Agreement or its ability to perform its obligations hereunder; and

(d) there are no outstanding judgments, injunctions, investigations, or administrative or regulatory directives, writs of execution, work orders or licenses, restrictions or other agreements or orders, against or in relation to Valdor, Parent or any of its affiliates that might reasonably be seen to have a materially adverse impact upon its ability to perform its obligations under this Agreement.

Royalty Payment

3. Valdor hereby agrees to pay a royalty (the "Royalty") to VideoWare for Sale of Products in the Market in an amount equal to 7% of the Sale Price (as defined herein) received by Valdor

or its affiliates for Products distributed directly or indirectly by Valdor or its affiliates within the five (5) year period commencing on July 1, 2014. The Royalty payments shall cover Sales during each calendar quarter and shall be made on or before the 30th calendar day following the end of the applicable calendar quarter; provided, however, any Royalty payments made on any Sale Price received after the five (5) year period related to Products distributed by Valdor or its affiliates directly or indirectly within the five (5) year period shall be made on or before the 30th calendar day following the receipt of such Sale Price. Notwithstanding the foregoing, the maximum amount of aggregate royalties payable hereunder shall not exceed US$1,750,000 (the "Maximum Aggregate Royalty"). Parent agrees to guarantee the payment obligations of Valdor under this Agreement.

Reporting

4. On or before the 45th calendar day following the end of each calendar quarter beginning with the quarter ending September 30, 2014, Valdor will deliver to VideoWare a certificate (the "Sales Report Certificate") signed by the senior financial officer of Valdor certifying the Sales of Products in the Market for such calendar quarter. For greater certainty the Sales Report Certificate will include (a) the name of the Buyers of all Products sold in the Market; (b) the description and number of Products purchased by the buyers in the Market or supplied to buyers in such market by Valdor, its affiliates or any other person in the period to which the report applies; (c) the dates of Sale of the Products; (d) the invoiced prices of the Products; (e) confirmation that there was no consideration received in connection with the Sale of Products from such buyers not reflected in the invoiced price; and (f) a calculation of the Royalty payable.

Review Right

5. If requested by VideoWare within 30 calendar days following the receipt of a Sales Report Certificate, Valdor will permit VideoWare authorized personnel to examine the records of Valdor relating to Product Sales for the purpose of verifying the information contained in such Sales Report Certificate and for such purpose will provide access to such personnel at its place of business where such records are kept and full and complete access to such records including the right to examine all original records and computer files and records and the right to copy the same.

Audit Right

6. VideoWare may at any time upon not less than 15 business day's written notice to Valdor cause an audit of the foregoing information to be conducted by an independent firm of auditors chosen by VideoWare and if such audit determines that there is a discrepancy of more than 1% in amount reported in the Sales Report Certificate, VideoWare shall be entitled, in addition to recovering from Valdor the amounts found to be owing by such audit, to recover the costs of the audit and Valdor will pay such audit costs on presentation to Valdor of the invoice therefor.

Applicable Law and Venue

7. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Texas without giving effect to any choice of law principles that would require or permit the application of the laws of another jurisdiction. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court sitting in the City of Dallas, Texas over any dispute that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement and each party hereby irrevocably agrees that all

claims in respect of any such action related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

No Partnership

8. Nothing in this Agreement shall create or be deemed to create a relationship of principal and agent, partnership, joint venture or any other legal relationship. Neither VideoWare nor Valdor has authority, and shall not represent itself as having authority, to enter into any legal obligation binding on the other or otherwise to act in any manner for, or on behalf of, the other.

No Amendment

9. This Agreement shall not be modified or amended except by a writing signed by both parties.

Assignment

10. Valdor and Parent shall not assign or otherwise transfer, directly or indirectly, the right to manufacture the Products or their rights and obligations under this Agreement without the consent of VideoWare unless the transfer is made as part of a sale of all or substantially all of the assets of Valdor or a merger or other transfer pursuant to which the equityholders of Valdor immediately prior to such merger or other transfer do not own at least a majority of the equity of the surviving entity after such merger or other transfer (a "Change of Control Transaction"). However, if there is a Change of Control Transaction, on the day of closing of such Change of Control Transaction, Valdor (or its survivor in the case a merger) shall pay to VideoWare the Maximum Aggregate Royalty less any previous Royalty payments made to Valdor under this Agreement.

Execution in Counterparts and Delivery

11. This Agreement and any amendment hereto may be executed in counterparts each of which shall be deemed to be an original: and all of which shall be considered to be one and the same agreement. A signed facsimile or pdf copy of this Agreement, or any amendment shall be effective and valid proof of execution and delivery.

Enurement

12. This Agreement is binding upon the parties hereto and their respective personal representatives, successors and assigns.

IN WITNESS WHEREOF, parties hereto have caused these presents to be signed by its duly authorized officer.

VIDEOWARE, INC.	**VALDOR FIBER OPTICS, INC.**
By:	By:

____
Name:
Title:

____
Name:
Title:

VALDOR TECHNOLOGY INTERNATIONAL INC.

By: ________________________________
Name:
Title:

SCHEDULE G FINANCIAL STATEMENTS NOV 30, 2013

VIDEOWARE, INC. 2013 Comparative Balance Sheet ASSETS	JAN 2013	FEB 2013	MAR 2013	APR 2013	MAY 2013	JUNE 2013	JULY 2013	AUG 2013	SEPT 2013	OCT 2013	NOV 2013
Current Assets:											
Cash	0	0	0	-0	0	0	0	0	0	0	0
Securities Available-for-Sale	0	0	0	0	0	0	0	0	0	0	0
Other Receivable	0	0	0	0	0	0	0	0	0	0	0
Accounts Receivable - Net	319,768	400,910	602,383	445,838	380,913	377,166	196,334	290,616	238,432	371,243	381,871
Prepaid Expenses	703	0	890	187	-515	1,062	359	796	664	531	398
Inventory	1,228,493	1,225,817	1,088,949	1,105,122	1,058,931	950,693	958,904	909,118	854,259	764,192	744,151
Other Current Assets											
Total Current Assets	**1,548,964**	**1,626,727**	**1,692,222**	**1,551,146**	**1,439,329**	**1,328,920**	**1,155,597**	**1,200,530**	**1,093,355**	**1,135,966**	**1,126,420**
Property and Equipment:											
Service Assets	0	0	0	0	0	0	0	0	0	0	0
Computer Equipment	414,133	414,133	414,133	414,133	414,133	414,133	414,133	414,133	414,133	414,133	414,133
Purchased Software	0	0	0	0	0	0	0	0	0	0	0
Office Furniture and Equipment	337,699	337,699	337,699	337,699	337,699	337,699	337,699	337,699	335,908	335,675	335,675
Leasehold Improvements	0	0	0	0	0	0	0	0	0	0	0
Accumulated Depreciation	-730,299	-732,930	-735,526	-738,123	-738,123	-743,228	-745,780	-748,215	-750,840	-728,021	-730,304
Net Fixed Assets	**21,533**	**18,902**	**16,306**	**13,710**	**13,710**	**8,605**	**6,052**	**3,617**	**-798**	**21,787**	**19,505**
Other Assets:											
Due (to) from Affiliates	-47,773,164	-48,156,386	-48,564,948	-48,943,645	-49,240,145	-49,496,849	-49,879,901	-50,225,308	-50,505,619	-50,821,908	-51,132,657
Deposits and Other	0	0	0	0	0	0	0	0	0	0	0
Deferred Charges-L/T	0	0	0	0	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0	0	0	0
Intangible Assets	82,797	80,900	79,004	77,108	75,212	73,316	71,420	69,523	67,627	65,731	63,835
Investment in Subsidiary	0	0	0	0	0	0	0	0	0	0	0
Capitalized Software-Net	317,009	304,487	310,447	297,834	285,220	324,124	310,444	296,764	283,084	269,404	255,724
Total Other Assets	**-47,373,358**	**-47,770,999**	**-48,175,497**	**-48,568,703**	**-48,879,713**	**-49,099,409**	**-49,498,037**	**-49,859,021**	**-50,154,908**	**-50,486,773**	**-50,813,098**
TOTAL ASSETS	**-45,802,861**	**-46,125,370**	**-46,466,969**	**-47,003,847**	**-47,426,675**	**-47,761,885**	**-48,336,388**	**-48,654,873**	**-49,062,351**	**-49,329,019**	**-49,667,174**
LIABILITIES AND EQUITY											
Current Liabilities:											
Accounts Payable	80,605	93,475	92,671	104,583	94,719	142,329	126,090	187,215	193,537	191,511	196,370
Accrued Wages, Bonuses, Vacations	43,069	31,593	70,369	45,872	41,130	97,860	97,679	84,000	90,234	72,810	68,786
Other Accrued Liabilities	136,334	129,514	131,058	160,271	103,476	191,776	142,574	97,154	89,854	94,830	74,907
Notes Payable S/T	0	0	0	0	0	0	0	0	0	0	0
Current Maturities of L/T Debt											
Current Maturities of Capital Leases	0	0	0	0	0	0	0	0	0	0	0
Accrued Interest - S/T	0	0	0	0	0	0	0	0	0	0	0
Deferred Revenues	198,028	181,230	196,786	157,590	168,811	166,949	157,763	147,683	132,284	144,962	135,819
Total Current Liabilities	**458,035**	**435,812**	**490,884**	**468,316**	**408,135**	**598,914**	**524,106**	**516,052**	**505,908**	**504,114**	**475,881**
Long -Term Liabilities:											
Notes Payable - L/T	0	0	0	0	0	0	0	0	0	0	0
Capital Leases - L/T	0	0	0	0	0	0	0	0	0	0	0
Accrued Interest - L/T	0	0	0	0	0	0	0	0	0	0	0
Preferred Stock - Series D Redeemable											
Total Long -Term Liabilities	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Stockholder's Equity:											
Preferred Stock - Series B	0	0	0	0	0	0	0	0	0	0	0
Preferred Stock - Series C	0	0	0	0	0	0	0	0	0	0	0
Preferred Stock - Series E											
Common Stock	1	1	1	1	1	1	1	1	1	1	1
Paid In Capital	9,597	9,597	9,597	9,597	9,597	9,597	9,597	9,597	9,597	9,597	9,597
Unrealized Gain on Securities Reported at FMV											
Treasury Stock	0	0	0	0	0	0	0	0	0	0	0
Retained Deficit	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789	-45,809,789
Current Year Earnings (Loss)	-460,705	-760,990	-1,157,661	-1,671,971	-2,034,619	-2,560,607	-3,060,303	-3,370,734	-3,768,068	-4,032,942	-4,342,863
Total Stockholders Equity	**-46,260,896**	**-46,561,181**	**-46,957,852**	**-47,472,162**	**-47,834,810**	**-48,360,798**	**-48,860,494**	**-49,170,925**	**-49,568,259**	**-49,833,133**	**-50,143,054**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**-45,802,861**	**-46,125,369**	**-46,466,968**	**-47,003,847**	**-47,426,674**	**-47,761,884**	**-48,336,388**	**-48,654,873**	**-49,062,350**	**-49,329,019**	**-49,667,173**
CHECK TOTAL	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60	-0.60

SCHEDULE G FINANCIAL STATEMENTS NOV 30, 2013

VIDEOWARE, INC. INCOME STATEMENT (Department Format)	JAN 2013	FEB 2013	MAR 2013	APR 2013	MAY 2013	JUNE 2013	JULY 2013	AUG 2013	SEPT 2013	OCT 2013	NOV 2013	TOTAL 2013
REVENUES:												
Osprey Board Product Revenue												0
Niagara Systems Revenue	65,227	248,251	271,364	79,629	168,035	121,360	-16,226	119,123	91,950	175,919	52,802	1,377,431
Maintenance	21,275	20,692	21,311	17,688	17,023	5,193	12,974	12,772	12,752	11,244	11,462	164,387
Training, Installation, Support	0	0	1,785	0	0	0	0	0	0	0	0	1,785
Consulting Revenue	0	0	0	0	0	0	0	0	0	0	0	0
Other	-235	5,512	1,999	213	254	126	-321	2,125	245	25	171	10,114
Total Revenues	**86,267**	**274,455**	**296,458**	**97,530**	**185,313**	**126,680**	**-3,575**	**134,019**	**104,948**	**187,188**	**64,434**	**1,553,717**
COST OF GOODS SOLD:												
Cost of Goods Sold, Osprey Products												0
Cost of Goods Sold, Videoware Products	31,853	91,670	157,160	52,119	89,611	175,455	3,954	44,395	81,938	94,265	31,161	853,581
Cost of Goods Sold, Ancept												0
												0
Total Cost of Goods Sold	**31,853**	**91,670**	**157,160**	**52,119**	**89,611**	**175,455**	**3,954**	**44,395**	**81,938**	**94,265**	**31,161**	**853,581**
GROSS MARGIN	**54,413**	**182,785**	**139,298**	**45,411**	**95,702**	**-48,775**	**-7,530**	**89,624**	**23,010**	**92,924**	**33,274**	**700,137**
% of Revenue	63%	67%	47%	47%	52%	-39%	211%	67%	22%	50%	52%	45%
OPERATING EXPENSES:												
Finance and Administration	80,832	81,405	88,605	77,534	70,052	66,426	68,444	65,328	72,555	65,203	43,976	780,359
Sales	74,994	75,608	110,525	64,694	67,523	104,740	58,087	35,969	58,442	38,385	38,737	727,705
Customer Service & Support	8,092	7,270	8,701	6,555	7,061	6,853	6,708	6,432	6,997	7,049	7,048	78,765
Marketing	35,282	36,813	26,341	83,280	6,498	29,287	21,453	-10,122	17,328	3,861	4,426	254,447
Development-Net of Cap Software Offset	67,923	65,716	55,409	87,542	68,825	9,942	65,897	55,348	27,047	24,390	20,670	548,708
Manufacturing/Shipping & Receiving	22,144	22,802	18,926	25,985	12,705	21,724	25,252	19,385	15,456	12,827	10,499	207,705
Depreciation of Fixed Assets	6,192	5,138	5,118	3,101	13	8,452	4,184	3,920	3,991	-18,250	3,697	25,556
Amortization of Cap. Software/Patents	14,419	14,419	14,419	14,510	14,510	14,510	15,576	15,576	15,576	15,576	15,576	164,667
Total Operating Expenses	**309,877**	**309,171**	**328,043**	**363,201**	**247,187**	**261,933**	**265,601**	**191,836**	**217,391**	**149,042**	**144,628**	**2,787,912**
% of Revenue	359%	113%	111%	372%	133%	207%	-7429%	143%	207%	80%	224%	179%
OPERATING INCOME (LOSS)	**-255,464**	**-126,386**	**-188,745**	**-317,790**	**-151,485**	**-310,708**	**-273,131**	**-102,212**	**-194,381**	**-56,118**	**-111,354**	**-2,087,776**
% of Revenue	-296%	-46%	-64%	-326%	-82%	-245%	7639%	-76%	-185%	-30%	-173%	-134%
OTHER (INCOME) EXPENSE:												
Other (Income) Expense	0	0	0	0	0	0	0	0	0	-2,097	0	-2,097
Interest/Dividend Income	0	0	0	0	0	0	0	0	0	0	0	0
Interest Expense	205,241	173,899	207,925	196,520	211,162	215,280	226,565	208,219	202,952	210,853	198,567	2,257,184
Restructuring Charges	0	0	0	0	0	0	0	0	0	0	0	0
Total Other (Income) Expense	**205,241**	**173,899**	**207,925**	**196,520**	**211,162**	**215,280**	**226,565**	**208,219**	**202,952**	**208,756**	**198,567**	**2,255,088**
NET INCOME (LOSS) BEFORE TAXES	**-460,705**	**-300,285**	**-396,671**	**-514,310**	**-362,647**	**-525,988**	**-499,696**	**-310,431**	**-397,334**	**-264,874**	**-309,921**	**-4,342,863**
Provision for Income Taxes	0	0	0	0	0	0	0	0	0	0	0	0
NET INCOME (LOSS) AFTER TAXES	**-460,705**	**-300,285**	**-396,671**	**-514,310**	**-362,647**	**-525,988**	**-499,696**	**-310,431**	**-397,334**	**-264,874**	**-309,921**	**-4,342,863**
% of Revenue	-534%	-109%	-134%	-527%	-196%	-415%	13976%	-232%	-379%	-142%	-481%	-280%

Item 8. Financial Statements

ViewCast.com, Inc. and Subsidiaries
Index to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors
ViewCast.com, Inc.

We have audited the accompanying consolidated balance sheets of ViewCast.com, Inc. and subsidiaries (the "Company") as of December 31, 2012 and 2011 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. The Company's management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ViewCast.com, Inc. as of December 31, 2012 and 2011 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ BKD, LLP
Dallas, Texas
April 1, 2013

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31, 2011	December 31, 2012
ASSETS		
Current assets:		
Cash and cash equivalents	$ 319,908	$ 258,259
Accounts receivable, less allowance for doubtful accounts of $22,292 and $39,018 at December 31, 2011 and 2012, respectively	1,632,239	2,314,624
Inventories, net	2,708,081	2,123,379
Prepaid expenses	134,799	123,858
Assets held for sale	534,907	-
Total current assets	5,329,934	4,820,120
Property and equipment, net	251,848	135,212
Capitalized software development costs, net	266,713	329,532
Earn-out receivable	-	127,062
Intangible assets, net	108,962	84,693
Deposits	84,770	30,044
Total assets	$ 6,042,227	$ 5,526,663
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
Current liabilities:		
Line of credit	$ 335,641	$ 1,143,920
Accounts payable	834,185	1,004,326
Accrued expenses and other current liabilities	850,300	723,071
Deferred revenue	260,638	305,027
Current maturities of long-term debt and stockholder notes payable	171,525	150,870
Liabilities related to assets held for sale	250,837	-
Total current liabilities	2,703,126	3,327,214
Long-term debt, less current maturities	32,152	9,820
Stockholder notes payable, less current maturities	5,541,448	5,541,448
Total liabilities	8,276,726	8,878,482
Stockholders' deficit:		
Preferred stock, $0.0001 par value, authorized 5,000,000 shares:		
Series E convertible - issued and outstanding shares - 80,000 - liquidation value of $107 per share as of December 31, 2011 and 2012, respectively	8	8
Common stock, $.0001 par value, authorized 100,000,000 shares; issued shares - 59,768,846 and 62,647,987 at December 31, 2011 and 2012, respectively	5,977	6,265
Additional paid-in capital	73,205,369	73,609,283
Accumulated deficit	(75,433,947)	(76,955,469)
Treasury stock, 261,497 shares at cost	(11,906)	(11,906)
Total stockholders' deficit	(2,234,499)	(3,351,819)
Total liabilities and stockholders' deficit	$ 6,042,227	$ 5,526,663

The accompanying notes are an integral part of these consolidated statements.

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2011	Year ended December 31, 2012
Net revenue	$ 14,110,797	$ 12,140,697
Cost of revenue	5,315,318	4,566,339
Gross profit	8,795,479	7,574,358
Operating expenses:		
Selling, general and administrative	6,385,898	5,429,547
Research and development	3,067,808	2,954,991
Depreciation and amortization	510,828	391,170
Total operating expenses	9,964,534	8,775,708
Operating loss	(1,169,055)	(1,201,350)
Other income (expense):		
Interest expense (including $116,441 and $64,002 to related parties)	(227,034)	(160,131)
Interest income	2,403	60
Other	523	1,493
Total other expense, net	(224,108)	(158,578)
Loss from continuing operations	**(1,393,163)**	**(1,359,928)**
Net loss from discontinued operations	(1,628,258)	(161,594)
NET LOSS	**$ (3,021,421)**	**$ (1,521,522)**
Preferred stock dividends	(282,444)	-
Preferred stock redemption	5,586,666	-
Net income (loss) applicable to common stockholders	**$ 2,282,801**	**$ (1,521,522)**
Net loss per common share (basic and diluted):		
Continuing operations	$ 0.08	$ (0.02)
Discontinued operations	$ (0.03)	$ (0.00)
Net income (loss)	$ 0.05	$ (0.02)
Weighted average number of common shares outstanding		
Basic and Diluted	50,080,639	62,125,538

The accompanying notes are an integral part of these consolidated statements.

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 2010 AND 2011

	Series B Convertible Preferred Stock		Series C Convertible Preferred Stock		Series E Convertible Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulat
	Shares	Par Value	Shares	Par Value	Shares	Par Value	Shares	Par Value	Capital	Deficit
Balances, December 31, 2010	800,000	$ 80	200,000	$ 20	80,000	$ 8	39,277,815	$ 3,927	$ 72,641,272	$ (72,473,
Stock based compensation expense	-	-	-	-	-	-	-	-	131,858	
Employee stock purchase plan issuance	-	-	-	-	-	-	45,624	5	8,618	
Conversion of preferred stock to common stock	(800,000)	(80)	(200,000)	(20)	-	-	16,666,666	1,667	(1,567)	
Forfeiture of convertible preferred stock dividends - Series B	-	-	-	-	-	-	-	-	-	33,
Forfeiture of convertible preferred stock dividends - Series C	-	-	-	-	-	-	-	-	-	27,
Exercise of stock option	-		-		-	-	3,333	-	566	
Stock and warrants issued in private placement							3,775,408	378	424,622	
Net loss	-	-	-	-	-	-	-	-	-	(3,021,
Balances, December 31, 2011	-	-	-	-	80,000	8	59,768,846	5,977	73,205,369	(75,433,
Stock based compensation expense							-	-	80,895	
Employee stock purchase plan issuance							36,481	4	3,302	
Stock and warrants issued in private placement							2,842,660	284	319,716	
Net loss							-	-	-	(1,521,
Balances, December 31, 2012	-	$ -	-	$ -	80,000	$ 8	62,647,987	$ 6,265	$ 73,609,283	$ (76,955,

The accompanying notes are an integral part of these consolidated statements.

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2011	Year ended December 31, 2012
Operating activities:		
Net loss	$ (3,021,421)	$ (1,521,522)
Net loss from discontinued operations	(1,628,258)	(161,594)
Net loss from continuing operations	(1,393,163)	(1,359,928)
Adjustments to reconcile net loss to net cash used in operating activities:		
Bad debt expense	(45,144)	22,634
Depreciation of property and equipment	260,069	182,228
Amortization of software and intangible assets	406,168	208,940
Impairment of goodwill and intangible assets	713,842	-
Stock based compensation expense	131,858	80,896
Loss (Gain) on sale of assets	(2,398)	2,718
Changes in operating assets and liabilities:		
Accounts receivable	560,551	(705,019)
Inventories	(492,832)	584,702
Prepaid expenses	132,472	10,941
Deposits	(52,133)	54,726
Assets and liabilities held for sales, net	(164,226)	107,935
Accounts payable	(201,489)	170,141
Accrued expenses and other current liabilities	573,851	(127,229)
Deferred revenue	(166,291)	44,389
Net cash used in operating activities	(1,367,123)	(883,520)
Investing activities:		
Capitalized software development costs and patents	(172,708)	(247,490)
Purchase of property and equipment	(138,146)	(66,263)
Proceeds from sale of assets	2,398	47,026
Net cash used in investing activities	(308,456)	(266,727)
Financing activities:		
Net proceeds from stockholder line of credit	700,000	-
Proceeds from sale of common stock and warrants	433,623	323,306
Proceeds from exercise of employee stock options	566	-
Net proceeds (payment) from (to) line of credit	(705,836)	808,279
Repayments of long-term debt including $42,845 to related party in 2011	(81,342)	(42,987)
Net cash provided by financing activities	347,011	1,088,598
Net decrease in cash and cash equivalents	(1,328,568)	(61,649)
Cash and cash equivalents, beginning of year	1,648,476	319,908
Cash and cash equivalents, end of year	$ 319,908	$ 258,259
Supplemental cash flow information:		
Cash paid for interest	$ 199,128	$ 166,673
Non-cash items:		
Acquisition of property and equipment under capital leases	$ 59,720	$ -

The accompanying notes are an integral part of these consolidated statements.

1. The Company and Description of Business and Future Liquidity Needs

The accompanying consolidated financial statements include the accounts of ViewCast.com, Inc. dba ViewCast Corporation and its wholly-owned subsidiaries, VideoWare, Inc., Osprey Technologies, Inc., ViewCast Solutions, Inc. previously known as Ancept Corporation, and ViewCast Technology Services Corporation (collectively, ViewCast or the Company). The Company develops industry-leading hardware and software for the capture, management, transformation and delivery of digital media over IP and mobile networks. ViewCast's solutions simplify the complex workflows required for these tasks, allowing broadcasters, businesses, governments and the various distribution entities to reach and expand their distribution of digital media easily and effectively. ViewCast's Niagara® streaming systems and Osprey® video capture cards, provide the technology required to deliver the multi-platform experiences driving today's digital media market. ViewCast markets and sells its products and professional services worldwide directly to end-users or through indirect channels including original equipment manufacturers ("OEMs"), value-added resellers ("VARs"), resellers, distributors and computer system integrators.

On January 15, 2012, ViewCast completed the sale of certain assets from Ancept Corporation (the "Ancept Assets") related to the development and licensing of the VMp software products that provide the management of the life cycle phases of digital media pursuant to the terms of the Asset Purchase Agreement dated January 13, 2012, by and between ViewCast, Ancept Corporation and Genus Technologies LLC and its subsidiary. ViewCast's wholly-owned subsidiary, Ancept Corporation, was renamed ViewCast Solutions, Inc. and no longer operates this business.

During the year ended December 31, 2012, the Company incurred a net loss of $1,521,522 and used cash in operations of $883,520. At December 31, 2012, the Company has working capital of $1,492,906 and cash and cash equivalents of $258,259. The Company expects to obtain additional working capital by increasing revenue, reducing operating expenses, borrowing on its line of credit and through other initiatives that may include raising additional capital through issuing debt and/or equity securities. There can be no assurance that additional capital will be available to the Company on acceptable terms, or at all. Additional equity financing may involve substantial dilution to its then existing stockholders. The Company believes that these items will provide sufficient cash to fund operations during 2013, however, the Company may require additional working capital during 2013 to support operations and the expansion of sales channels and market distribution, to develop and introduce new products and services, to enhance existing product offerings, to address unanticipated competitive threats or technical problems, to transition adverse economic conditions and for potential acquisition transactions. In the event the Company is unable to raise additional debt and/or equity capital or execute other alternatives, it may be required to sell segments of the business, or substantially reduce or curtail its activities. However, no assurance can be given that we will be able to sell any segments of the business on terms that are acceptable to us. Such actions could result in charges that could be material to ViewCast's results of operations or financial position.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all of its subsidiaries, all of which are wholly-owned. All inter-company accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At December 31, 2012 and 2011, cash equivalents consisted primarily of money market accounts with brokers and certificates of deposit.

At December 31, 2012, the Company's cash accounts exceeded federally insured limits by approximately $8,000.

Pursuant to legislation enacted in 2010, the FDIC fully insured all noninterest-bearing transaction accounts beginning December 31, 2010, through December 31, 2012, at all FDIC-insured institutions. This legislation expired on December 31, 2012. Beginning January 1, 2013, noninterest-bearing transaction accounts are subject to the $250,000 limit on FDIC insurance per covered institution.

Accounts Receivable

The Company's accounts receivable are primarily due from resellers and distributors of its video products. Credit is extended based on evaluation of each customer's financial condition and, generally collateral is not required except for certain international customers. Accounts receivable are generally due within 30 days and are stated net of an allowance for doubtful accounts. Accounts are considered past due if outstanding longer than contractual payment terms. The Company records an allowance on a specific basis by considering a number of factors, including the length of time trade accounts are past due, the Company's previous loss history, the credit-worthiness of individual customers, economic conditions affecting specific customer industries and economic conditions in general. The Company writes-off accounts receivable when they become uncollectible and payments subsequently received on such receivables are credited against write-offs in the period the payment is received.

Changes in the Company's allowance for doubtful accounts for the years ended December 31, 2011 and 2012 are as follows:

	Year ended December 31,	
	2011	2012
Beginning balance	$ 67,436	$ 22,292
Bad debt expense (recoveries)	(45,144)	22,634
Uncollectible accounts written off	-	(5,908)
Ending balance	$ 22,292	$ 39,018

Inventories

Inventories consist primarily of purchased electronic components and finished goods. Finished goods include computer system products, along with the related documentation manuals and packaging materials. Inventories are carried at the lower of cost or market, cost being determined using average cost. In order to assess the ultimate realization of inventories, the Company is required to make judgments as to the future demand requirements compared to current or committed inventory levels. Write downs are made to the lower of cost or market when projected demand requirements decrease due to market conditions, technological obsolescence and product life cycle changes.

Property and Equipment

Property and equipment is recorded at cost, less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives, generally two to seven years, of the related assets. Leasehold improvements are amortized over the shorter of the useful life or the remaining term of the related leases. Expenditures for repairs and maintenance are charged to operations as incurred; renewals and betterments are capitalized. Gains and losses on the disposition of property and equipment are recorded in the period incurred.

Capitalized Software Development Costs

Costs of developing new software products and substantial enhancements to existing software products are expensed as incurred as research and development expenses. When technological feasibility is established, additional costs incurred are capitalized. Amortization of capitalized software development costs begins when products are available for general release to customers, and is computed using the greater of the revenue method or the straight-line method over a period not to exceed three years.

Intangible Assets and Amortization

Legal fees and similar capitalizable costs relating to patents, copyrights, and trademarks are capitalized as appropriate. Patent costs are generally amortized on a straight-line basis over 10 years. Non-compete agreements are amortized over their estimated useful lives of three years. See Note 3 for capitalized software held as assets for sale as of December 31, 2011, and Note 4 for $93,840 impairment of the discontinued operations' customer lists and software recognized during 2011. No impairment of any intangible assets was recognized in 2012.

Intangible assets consist of the following:

		December 31, 2011		December 31, 2012	
	Average life (years)	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Non-Compete agreements	3	24,000	22,387	-	-
Patents	10	145,897	38,548	145,995	61,302
		$ 169,897	$ 60,935	$ 145,995	$ 61,302

The estimated aggregate amortization expense for the succeeding years are as follows:

Year ending December 31, 2013	$ 22,754
Year ending December 31, 2014	22,754
Year ending December 31, 2015	22,754
Year ending December 31, 2016	16,431
	$ 84,693

The weighted average remaining amortization period for intangible assets at December 31, 2012 is 3.7 years.

Impairment of Long-Lived Assets

Assets that are held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. Impairment is recognized when the estimated undiscounted cash flow generated by those assets is less than the carrying amounts of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets. Assets held for sale are carried at the lower of carrying amount or fair value less selling costs. See Note 4 for impairment charges.

Goodwill

Goodwill is evaluated annually for impairment. A qualitative assessment is performed to determine whether the existence of events or circumstances leads to a determination that it is more likely than not the fair value is less than the carrying amount, including goodwill. If, based on the evaluation, it is determined to be more likely than not that the fair value is less than the carrying value, then goodwill is tested further for impairment. If the implied fair value of goodwill is lower than its carrying amount, a goodwill impairment is indicated and goodwill is written down to its implied fair value. Subsequent increases in goodwill value are not recognized in the financial statements.

Discontinued Operations / Assets Held for Sale

In accordance with FASB ASC 205-20, "Presentation of Financial Statements - Discontinued Operations", assets held for sale are reported separately on the balance sheet by class of asset and/or liability, not as a single net amount, and these new line items are reclassified on the face financial statements (Balance Sheet) for the prior year(s). The net income or loss from the operations of the assets held for sale are reported separately on the Income Statement, located below Income from Continuing Operations and above any Extraordinary Items; and similar to the Balance Sheet presentation, the prior year(s) are also reclassified. Additionally, where any of these items affect the Statement of Cash Flow and/or Shareholders' Equity, those items will be a new line item on the face of those financial statements and they will also be reclassified for prior year(s). The Company recognizes contingent earn-out receivable by using the cost recovery method, based on the present value of the estimated earn-out payments at the time of the sale. The Company applies the quarterly payments towards the carrying value of the earn-out receivable. An assessment of the expected future cash flows of the earn-out receivable is performed annually.

Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in financial Statement as revised by SAB 104, Revenue Recognition, FASB ASC 605, "Revenue Recognition" and FASB ASC 985, "Software". Under these guidelines, the Company recognizes revenue on transactions where persuasive evidence of an arrangement exists, title has transferred, product payment is not contingent upon performance of installation or service obligations, the price is fixed or determinable and payment is reasonably assured. The Company accrues warranty costs and sales allowances for promotional activities at time of shipment based on historical experience.

Product sales are recognized upon shipment, provided title and risk of loss has passed to the customer, there is evidence of an arrangement, fees are fixed or determinable, and collectability is reasonably assured. Transactions that do not meet all these requirements are deferred until the point at which these requirements are satisfied. Maintenance, support and extended warranties are recognized monthly over the contract term. Professional services revenues contracts are generally sold separately and revenues are recognized as provided.

Taxes Collected From Customers and Remitted To Government Authorities

Taxes collected from customers and remitted to governmental authorities are presented in the accompanying statements of operations on a net basis.

Shipping and Handling Costs

Shipping and handling costs are included in cost of revenue in the accompanying statements of operations.

Net Earnings Per Share

Basic earnings per share ("EPS") is calculated by dividing net income or loss applicable to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is calculated by using the weighted-average number of common shares outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if the dilutive potential shares of common stock had been issued. Dilutive potential shares of common stock include convertible preferred stock, options and warrants which are exercisable based on the average market price during the year. For 2011 and 2012, the computation of diluted loss per share excludes the convertible preferred stock, options and warrants as they are anti-dilutive. The following table sets forth the computation of basic and diluted earnings per share:

	Year Ended December 31, 2011	Year Ended December 31, 2012
Loss from continuing operations	$ (1,393,163)	$ (1,359,928)
Preferred stock dividends	(282,444)	-
Preferred stock redemption	5,586,666	-
Net income (loss) from continuing operations applicable to common stockholders	**$ 3,911,059**	**$ (1,359,928)**
Net loss from discontinued operations	**(1,628,258)**	**(161,594)**
Net income (loss) applicable to common stockholders - numerator for basic and diluted loss per share	**$ 2,282,801**	**$ (1,521,522)**
Weighted - average common shares and dilutive potential common shares outstanding - denominator for dilluted earning per share	50,080,639	62,125,538
Net income (loss) per common share (basic and diluted):		
Continuing operations	$ 0.08	$ (0.02)
Discontinued operations	$ (0.03)	$ (0.00)
Net income (loss)	$ 0.05	$ (0.02)

The following table sets forth the anti-dilutive securities excluded from diluted earnings per share:

	2011	2012
Anti-dilutive securities excluded from diluted earnings per share:		
Stock options	5,146,485	4,330,285
Stock warrants	3,775,408	6,049,536
Convertible preferred stock - Series E	14,933,333	14,400,000

Warranty Reserves

Reserves are provided for the estimated base warranty costs when revenue is recognized. The costs of warranty obligations are estimated based on the Company's warranty policy or applicable contractual warranty obligations, historical experience of known product failure rates and use of materials and service delivery charges incurred in correcting product failures. Specific warranty accruals may be made if unforeseen technical problems arise. If actual experience, relative to these factors, adversely differs from these estimates, additional warranty expense may be required.

The following table below shows the roll forward of the warranty reserve for the years ended December 31, 2011 and 2012:

	Year ended December 31, 2011	Year ended December 31, 2012
Beginning balance	$ 155,918	$ 135,708
Charged to expense	21,955	51,977
Usage	(42,165)	(72,119)
Ending balance	$ 135,708	$ 115,566

Risk and Uncertainties

Financial instruments that potentially subject the Company to credit risk consist principally of cash, cash equivalents and trade accounts receivable. The Company invests its cash and cash equivalents with commercial banks in Texas. The Company sells its products and services primarily to end users, distributors and resellers without requiring collateral; however, the Company routinely assesses the financial condition of its customers and maintains allowances for anticipated losses. The following table discloses the number of customers that accounted for more than 10% of annual sales and receivable balances:

	Customer Exceeding 10% of Net Sales		Customer Exceeding 10% of Year-End Accounts Receivable Balance	
Year	Number of Customers	Combined Percent	Number of Customers	Combined Percent
2011	2	34%	2	36%
2012	2	33%	3	51%

The Company believes it has no significant credit risk in excess of recorded reserves.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates used in preparing these financial statements are related primarily to accounts receivable allowances, inventory valuation, warranty reserves, deferred tax asset valuation allowances and stock options. Management believes the estimates used in preparing the financial statements are reasonable; however, actual results could differ from those estimates.

Income Taxes

The Company utilizes the liability method of accounting for income taxes wherein deferred tax assets and liabilities are determined based upon the differences between the financial statement and tax bases of assets and liabilities, as measured by enacted tax rates expected to be in effect when these differences reverse. Deferred tax assets are recognized when it becomes more likely than not that the assets will be realized. The Company files tax returns with the U.S. Federal and various state jurisdictions and is no longer subject to income tax examinations for years before 2007.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2011 and 2012 was $651,195 and $296,183, respectively.

Fair Value of Financial Instruments

The Company believes that the carrying amount of its financial instruments, which include cash and cash equivalents, receivable from sale of assets, and short-term debt, approximate fair value. The Company also has long-term debt with its primary shareholder, of which fair value is not practical to determine. Cash and cash equivalents fall within Level 1 of the valuation hierarchy. Receivable from sale of assets and short-term debt fall within Level 3 of the valuation hierarchy.

Stock-Based Compensation

The Company accounts for all share-based payment awards made to employees and directors including stock options and employee stock purchases based on estimated fair values. The Company estimates the fair value of share-based payment awards on the date of grant using an option-pricing model and the value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service period, net of forfeitures.

The Company uses the Black-Scholes option-pricing model ("Black-Scholes") as its method of valuation. The fair value is amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The fair value of share-based payment awards on the date of grant as determined by the Black-Scholes model is affected by the Company's stock price as well as other assumptions. These assumptions include, but are not limited to the expected stock price volatility over the term of the awards, the actual and projected employee stock option exercise behaviors and an estimated forfeiture rate. The weighted-average estimated value of employee stock options granted during the years ended December 31, 2011 and 2012 was estimated using the Black-Scholes model with the following weighted-average assumptions:

	Year Ended December 31,	
	2011	2012
Expected volatility	127%	119%
Risk-free interest rate	2.16%	1.22%
Expected dividends	0.0%	0.0%
Expected term in years	4.44	4.08

Reclassifications

Certain reclassifications have been made to the 2012 financial statements to conform to the 2011 financial statement presentation. These reclassifications had no effect on net earnings.

3. Sale of Ancept Assets and Contingent Consideration

On January 15, 2012, ViewCast completed the sale of certain assets from Ancept Corporation (the "Ancept Assets") related to the development and licensing of the VMp software products that provide the management of the life cycle phases of digital media pursuant to the terms of the Asset Purchase Agreement dated January 13, 2012, by and between ViewCast, Ancept Corporation, Genus Technologies LLC and its subsidiary. ViewCast's wholly-owned subsidiary, Ancept Corporation, was renamed ViewCast Solutions, Inc. ("VSI") and no longer operates this business. The Ancept Assets are classified as held for sale at December 31, 2011, and the assets and liabilities are included in the respective current assets and liabilities sections of the Consolidated Balance Sheet.

Upon the terms and subject to the conditions of the purchase agreement, the buyer has agreed to pay an earn-out payment as follows: until the earlier of paying VSI $650,000 or January 15, 2017 (the "Earn-Out Period"), the buyer shall pay VSI on a quarterly basis a percentage of the net license fees, subscription fees and similar revenues paid or payable to the buyer or otherwise earned by buyer with respect to the software sold from Ancept to the buyer ("Net Software License Revenue"). The buyer agreed to pay VSI (i) 20% of the Software License Revenue from sales opportunities in the pipeline on January 15, 2012 and from post-closing referrals from ViewCast plus (ii) 10% of Net Software License Revenue, up to a maximum of $400,000, generated from buyer's customers not derived from ViewCast. Prior to January 15, 2014, the buyer may terminate the earn-out payment obligations by paying VSI $400,000 which amount shall not be reduced by any prior earn-out payments. On or after January 15, 2014 until the end of the Earn-Out Period, Buyer may terminate the earn-out payment obligations by paying Ancept $650,000 less any prior earn-out payments. The buyer also (i) assumed specified liabilities related to the Ancept Assets, and (ii) paid $47,026 in cash to VSI.

Proceeds from the sale totaled $592,976 and were comprised of the following: cash of $47,026, receivable for future earn out consideration having a fair value of $227,531, and liabilities assumed by the buyer of $318,419. The carrying value of the reporting unit approximated the proceeds received on the date of the transaction; as a result, a loss of $2,047 was recorded on the sale. Management recorded the contingent earn out consideration at estimated fair value determined using discounted estimated future cash flows. Subsequent to the sale, proceeds received under the arrangement will be applied to the carrying value of the asset. Subsequently, earn-out receivable was decreased by $80,000 in 4th quarter of 2012.

The following table provides a detail of the net assets held for sale as of December 31, 2011:

		December 31, 2011
Assets:		
Accounts receivable	$	67,086
Prepaid expenses		4,381
Property and equipment, net		17,415
Deposit		3,250
Capitalized software development cost, net		442,775
Total assets		534,907
Liabilities related to assets held for sale		250,837
Net assets held for sale	$	284,070

4. Discontinued operations

As described in Note 3, the assets of Ancept were sold effective January 15, 2012, and were classified as held for sale at December 31, 2011. The table below calculates the $656,329 impairment based upon the difference between the value of proceeds received from the transaction in January 2012 and the carrying amount of the Ancept Assets, including the goodwill prior to any impairment adjustment:

		Held for sale as of 1/15/12
Assets (exclude goodwill)	$	911,397
Less: liabilities		(318,420)
Net assets before goodwill		592,977
Goodwill		-
Net assets	$	592,977
Value of proceeds received		650,490
Impairment expense	$	713,842
Goodwill		(620,002)
Customer List, net		(26,419)
Software		(67,421)
Total Asset Impairment	$	(713,842)

Goodwill of $620,002 is solely related to Ancept was adjusted for impairment of $620,002 along with $93,840 impairment to intangible assets and capitalized software.

The net loss from discontinued operations related to the Ancept for years ended December 31, 2011 and 2012 are as follows:

	Years ended December 31, 2011	Years ended December 31, 2012
Net revenue	$ 1,111,559	$ 22,255
Cost of revenue	885,879	39,057
Gross profit	225,680	(16,802)
Operating expenses	1,140,096	64,792
Impairment of goodwill and other intangible assets	713,842	-
Impairment of earn-out receivable	-	80,000
Net loss from net assets held for sale	$ (1,628,258)	$ (161,594)

5. Inventories

Inventories consist of the following:

	December 31, 2011	December 31, 2012
Purchased materials	$1,369,041	$ 1,013,492
Finished goods	1,596,877	1,561,043
Inventory obsolescence reserve	(257,837)	(451,156)
	$2,708,081	$ 2,123,379

6. Property and Equipment

Property and equipment, consists of the following:

	Estimated Useful Life (Years)	December 31, 2011	December 31, 2012
Computer equipment	2 to 7	$ 568,899	$ 574,096
Software	3 to 5	104,500	104,500
Leasehold improvements	1 to 5	174,429	174,429
Office furniture and equipment	5 to 7	1,405,559	1,452,675
		2,253,387	2,305,700
Less accumulated depreciation and amortization		(2,001,539)	(2,170,488)
		$ 251,848	$ 135,212

7. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consist of the following:

	December 31,	
	2011	2012
Accrued interest	$ 27,906	$ 10,769
Accrued compensation	310,500	320,251
Accrued warranty	135,708	115,566
Accrued inventory purchases	59,577	81,146
Customer deposits	135,597	5,841
Deferred rent	25,341	65,380
Accrued taxes and other	155,671	124,118
	$ 850,300	$ 723,071

8. Line of Credit

On June 29, 2007, the Company entered into a Purchase and Sale Agreement/Security Agreement with Amegy Bank National Association ("Amegy"), a national banking association. This agreement provides the Company with an accounts receivable loan facility to provide a source of working capital with advances generally limited to 85% of submitted accounts receivable. Upon collection of an account receivable, the remaining fifteen percent is rebated to the Company less the Amegy fixed and variable discounts. The Amegy fixed discount equals 0.2% of the account receivable for the first 15 days the account receivable is outstanding plus an additional 0.2% for each additional 15 day period, up to 1.2% for receivables 76 to 90 days outstanding. The variable discount is calculated for each day that the amount advanced by Amegy is outstanding until repaid by collection of the account receivable and equals the prime rate plus 1.5% divided by 360 multiplied by the advance amount for each account receivable. The general borrowing availability under this facility is $1,000,000, reviewed as growth of business dictates. However, this may be exceeded without penalty. To secure the amounts due under the agreement, the Company granted Amegy a security interest in all of its assets owned as of the date of the agreement or thereafter acquired. The Company had $335,641 outstanding as of December 31, 2011 and $1,143,920 outstanding as of December 31, 2012 under this facility based on the outstanding accounts receivable at year end.

9. Long-term Debt

Stockholder Term Notes

Since October 1998, the Company has maintained a credit facility with an entity controlled by one of its principal stockholders, Mr. H.T. Ardinger. Most recently, ViewCast.com, Inc., Osprey Technologies, Inc. and VideoWare, Inc. (jointly and severally, "the Borrower") amended the terms and conditions of the loan and security agreement with the Ardinger Family Partnership, Ltd. on December 30, 2011, to be effective as of October 1, 2011. Under the amended terms any amounts outstanding of the primary principal amount and secondary principal amount mature December 31, 2014, subject to certain earlier payment conditions. The interest on the primary principal amount will accrue based on an interest rate per annum which is the greater of 5.0% or the effective prime rate plus 0.75% (5.00% as of December 31, 2011 and 2012). Interest on the secondary principal shall accrue based on the effective Applicable Federal Rate, as defined in the agreement, (1.27% and 0.21%) as of December 31, 2011 and 2012, respectively). The amendment defers the payment of the accrued interest on the unpaid primary and secondary principal amounts from October 1, 2011 through March 31, 2012. Beginning April 30, 2012 payment of such accrued interest was paid in three approximately equal monthly payments. The amended terms call for interest accruing after March 31, 2012 to be paid monthly; and beginning July 31, 2013, minimum monthly principal payments of $21,422, in addition to the monthly interest payments. The amended note agreement is secured by all the assets of the Borrower.

Long-term debt consists of the following:

	December 31,	
	2011	2012
Outstanding Primary Principal Amount	$ 1,078,621	$ 1,078,621
Outstanding Secondary Principal Amount	4,591,361	4,591,361
Other debt	75,143	32,156
Total long-term debt	5,745,125	5,702,138
Less current maturities	(171,525)	(150,870)
Total long-term debt, less current maturities	$ 5,573,600	$ 5,551,268

The following are the scheduled maturities of long-term debt at December 31, 2012:

Year ended December 31,	Long Term Debt
2013	$ 150,870
2014	5,550,377
2015	891
	$ 5,702,138

10. Income Taxes

The Company records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. In the opinion of management, realization of the Company's net operating loss carryforward is not reasonably assured, and a valuation allowance of $24,471,000 and $25,023,000 has been provided against deferred tax assets in excess of deferred tax liabilities in the accompanying consolidated financial statements at December 31, 2011 and 2012, respectively.

The components of the Company's net deferred taxes are as follows:

	Year ended December 31,	
	2011	**2012**
Deferred tax assets (liability):		
Net operating loss carryforwards	$ 23,741,000	$ 24,182,000
Deferred revenue	176,000	192,000
Goodwill and other intangibles	(30,000)	(53,000)
Stock based Compensation	251,000	281,000
Inventory	177,000	167,000
Allowance for Dobtful accounts	8,000	14,000
Accrued liabilities	104,000	101,000
Property and equipment	80,000	159,000
Software development costs	(36,000)	(20,000)
Total deferred tax assets	24,471,000	25,023,000
Less: valuation allowance	(24,471,000)	(25,023,000)
Net deferred taxes	$ -	$ -

The reconciliation between the income tax expense (benefit) calculated by applying statutory rates to net loss and the income tax benefit reported in the accompanying consolidated financial statements is as follows:

	Year ended December 31,	
	2011	2012
U.S. federal statutory rate applied to pretax income	$ (1,027,000)	$ (521,058)
Change in valuation allowance	(2,868,000)	552,000
Expiration of net operating loss carryforwards	4,218,000	-
Permanent Differences & Other	(323,000)	(30,942)
	$ -	$ -

At December 31, 2012 the Company has federal income tax net operating loss carryforwards of approximately $65,000,000, which expire at various dates beginning in 2017. The Company is subject to limitations existing under Internal Revenue Code Section 382 (Change of Control) relating to the availability of the operating loss carryforward.

11. Stockholders' Equity

Preferred Stock

On May 4, 2011, the Company entered into a Preferred Stock Exchange Agreement (the "Exchange Agreement") with Ardinger, Ardinger Partnership (the "Ardinger Partnership"), Adkins Family Partnership, Ltd. and RDB Limited, p/k/a Baker Family Partnership, Ltd. to convert the outstanding shares of its Series B Convertible Preferred Stock (the "Series B Preferred Stock") and Series C Convertible Preferred Stock (the "Series C Preferred Stock") and to restructure Series E Convertible Redeemable Preferred Stock (the "Series E Preferred Stock), collectively the "Preferred Stock". The Exchange Agreement and all related changes to the Preferred Stock (collectively the "Preferred Stock Redemption") have been accounted for as an extinguishment of Preferred Stock.

As of May 4, 2011, 800,000 shares of Series B Preferred Stock were outstanding at a stated value of $10 per share. Ardinger, a principal stockholder of the Company, held 400,000 shares of Series B Preferred Stock, with the remainder held by other stockholders. The Series B Preferred Stock was convertible into common stock of the Company ("Common Stock") at a fixed price of $3.625 per share, subject to certain requirements, which was modified under the Exchange Agreement to $0.60 per share of underlying Common Stock and was converted on May 4, 2011 into a total of 13,333,333 shares of Common Stock.

As of May 4, 2011, 200,000 shares of Series C Preferred Stock were outstanding at a stated value of $10 per share held by Ardinger. The Series C Preferred Stock was convertible into Common Stock at a fixed price of $0.60 per share, subject to certain requirements, which remained the conversion price under the Exchange Agreement and was converted on May 4, 2011 into a total of 3,333,333 shares of Common Stock.

Holders of Series B Preferred Stock and Series C Preferred Stock had no voting rights except on amendments to the Company's Certificate of Incorporation to change the authorized shares, or par value, or to alter or change the powers or preferences of their respective preferred stock issues. The Series B Preferred Stock and Series C Preferred Stock carried cumulative dividends of 8% and 9% per year, respectively, and were generally payable semi-annually in arrears in cash or Common Stock, at the Company's option. On May 4, 2011, under the Exchange Agreement, when the Series B Preferred Stock and Series C Preferred Stock were converted into Common Stock, any and all dividends, owed or owing on the Preferred Stock, were cancelled.

In December 2006, the Company retired certain debt from the Ardinger Partnership in exchange for certain Company securities, including 80,000 shares of Series E Preferred Stock with each share having a stated value of $100 with voting rights on an "as converted" basis with the Common Stock and accrues no dividends. The liquidation preference on the Series E Preferred Stock is the $100 per share stated value multiplied by 107% if the liquidation event occurs after December 11, 2010.

The Company has also agreed under the Exchange Agreement, among other things: (i) that the definition of registrable securities under that certain Registration Rights Agreement, dated December 11, 2006, between the Company and the Ardinger Partnership (the "Registration Rights Agreement") shall include any shares of Common Stock issued in exchange for the shares of Preferred Stock previously held by Ardinger or the Ardinger Partnership, (ii) that Ardinger shall be a party to the Registration Rights Agreement, and (iii) to use commercially reasonable efforts to: (a) meet the applicable listing requirements of the NASDAQ Stock Market and (b) upon meeting such requirements, list its Common Stock on the NASDAQ Stock Market.

The Company accounted for the changes made to its Preferred Stock in connection with the exchange agreement as an extinguishment in accordance with FASB's Codification at ASC 260-10-S99-2. Therefore, in calculating the net income (loss) applicable to common shareholders, the Company has recognized an imputed amount for the extinguishment which represents the carrying amount of securities and other consideration issuable pursuant to the original terms in excess of the fair value of all securities and other consideration transferred in the transaction.

Preferred stock redemption	Carrying amount of Preferred Stock	Fair value as of May 4, 2011	Change of value as of May 4, 2011
Series B - Preferred Stock	8,000,000	5,066,667	2,933,333
Series C - Preferred Stock	2,000,000	1,266,667	733,333
Series E - Preferred Stock	8,000,000	6,080,000	1,920,000
Preferred stock redemption	18,000,000	12,413,334	5,586,666

The Preferred Stock extinguishment value results in an adjustment to the net loss, which is a reconciling adjustment in calculating the net income (loss) applicable to common shareholders.

Common Stock

During 2012, the Company had no proceeds from the exercise of its outstanding employee stock options. During 2011, the Company received $567 in proceeds from the exercise of 3,333 of its outstanding employee stock options, with a weighted-average exercise price of approximately $0.17 per share.

During 2011 and 2012, the Company received $8,623 and $3,306 in proceeds from the purchase of 45,624 and 36,481 shares of Common Stock by employees through the 2005 Employee Stock Purchase Plan.

On December 27, 2011, ViewCast entered into the Subscription Agreements with investors for the purchase of private placement units consisting of an aggregate 6,618,068 shares of Common Stock and warrants to purchase 6,618,068 shares of Common Stock for an aggregate purchase price of $745,000. In December 2011, $425,000 was received for 3,775,408 shares of Common Stock and warrants to purchase 3,775,408 shares of Common Stock, and in January 2012, the remaining $320,000 was received for 2,842,660 shares of Common Stock and warrants to purchase 2,842,660 shares of Common Stock. The purchase price per private placement unit was $0.1125707, which was the weighted average closing price for the five trading days immediately prior to December 27, 2011. Pursuant to the Subscription Agreements, the warrants are exercisable into shares of Common Stock at an exercise price of $0.1238278 per share of Common Stock which was 110% of the weighted average closing price for the five trading days immediately prior to December 27, 2011.

Warrants

At December 31, 2011 and December 31, 2012, the Company had outstanding warrants to purchase 3,775,408 and 6,618,068 shares of Common Stock, respectively, with an exercise price of $0.1238278 per share of Common Stock that will expire on December 31, 2014.

Stock Option Plan

In October 2005, the Company adopted the ViewCast 2005 Stock Incentive Plan, which replaced the Company's expired stock option plans (the 1995 Employee Stock Option Plan and the 1995 Director Stock Option Plan) and become the sole plan for providing equity-based incentive compensation to the Company's employees, non-employee directors and other service providers. Options granted under the expired stock option plans will continue to be subject to the terms of those plans in effect before the effective date of the 2005 Stock Incentive Plan. The plan allows for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other incentive awards to employees, non-employee directors and other service providers of the Company and its affiliates who are in a position to make a significant contribution to the success of the Company and its affiliates. The purposes of the plan are to attract and retain individuals, further align employee and stockholder interests, and closely link compensation with Company performance. The plan is administered by the Board of Directors.

The maximum number of shares available for grant under the plan is 6,000,000 shares of Common Stock, plus any shares of Common Stock subject to outstanding awards under the Company's prior stock option plans as of the date the plan was approved by ViewCast's stockholders that later cease to be subject to such awards for any reason other than such awards having been exercised or expired. The number of shares available for award under the plan is subject to adjustment for certain corporate changes in accordance with the provisions of the plan.

Following is a summary of stock option activity from January 1, 2011 through December 31, 2012:

	Stock Options		
	Number of Shares	Exercise Price Per Share	Weighted-Average Exercise Price Per Share
Outstanding at January 1, 2010	4,787,085	$0.17 - $1.09	$0.41
Granted	2,565,000	0.13 - 0.36	0.31
Exercised	(3,333)	0.17	0.17
Canceled/forfeited	(2,925,417)	0.13 - 1.09	0.47
Outstanding at December 31, 2011	4,423,335	$0.13 - $0.62	$0.31
Granted	2,105,000	0.11 - 0.21	0.11
Canceled/forfeited	(2,998,250)	0.11 - 0.49	0.29
Outstanding at December 31, 2012	3,530,085	$0.11 - $0.62	$0.24

The weighted-average grant-date fair value of options granted was $0.26 and $0.09 for the years ended December 31, 2011 and 2012, respectively.

The following information applies to options outstanding at December 31, 2012:

Range of Exercise Prices	Outstanding at December 31, 2012	Weighted-Average Remaining Contractual Life	Weighted-Average Exercise Price	Exercisable at December 31, 2012	Weighted-Average Exercise Price
$0.01 - 0.19	1,485,000	6.0	$0.12	370,278	$0.16
0.20 - 0.29	886,335	4.2	$0.25	626,613	$0.25
0.30 - 0.39	772,500	4.3	$0.35	576,528	$0.35
0.40-0.49	376,250	2.1	$0.46	376,250	$0.46
0.60-0.69	10,000	1.0	$0.62	10,000	$0.62
	3,530,085	4.8	$0.24	1,959,669	$0.31

Stock-based compensation expense was $131,858 and $ 80,896 for the years ended December 31, 2011 and December 31, 2012, respectively. At December 31, 2012, the balance of unearned stock-based compensation to be expensed in future periods related to unvested share-based awards, as adjusted for expected forfeitures, is approximately $179,000. The weighted-average period over which the unearned stock-based compensation is expected to be recognized is approximately three years.

Employee Stock Purchase Plan

In October 2005, the Company established the ViewCast 2005 Employee Stock Purchase Plan (the "ESPP") to provide employees of the Company with an opportunity to purchase common stock through payroll deductions. Under the ESPP, 1,000,000 shares of Common Stock have been reserved for issuance, subject to certain antidilution adjustments. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the IRS Code.

Under the ESPP, each offering is for a period of six months ending March 31 and September 30 of each year. Eligible employees may participate in the ESPP by authorizing payroll deductions during an offering period within a percentage range determined by the Board of Directors. Initially, the amount of authorized payroll deductions is not more than ten percent of an employee's cash compensation during an offering period, and not more than $25,000 per year. Amounts withheld from payroll are applied at the end of each offering period to purchase shares of Common Stock. Participants may withdraw their contributions at any time before stock is purchased, and in the event of withdrawal such contributions will be returned to participants. The purchase price of the Common Stock is equal to ninety-five percent (95%) of the market price of Common Stock at the end of each offering period (the "Exercise Date"). The Purchase Price may be changed by the Board or its committee but in any case shall never be lower than 85% of the fair market value of a share of Common Stock on the Exercise Date. ViewCast pays all expenses incurred in connection with the implementation and administration of the ESPP.

During 2011 and 2012, 45,624 and 36,481 shares of common stock were issued under the ESPP.

12. Employee Benefit Plan

Effective March 1, 1997, the Company adopted a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code whereby participants may elect to contribute up to sixty percent (60%) of their compensation subject to statutory limitations. The plan provides for discretionary matching and profit sharing contributions by the Company. All employees are eligible to participate in the plan provided they meet minimum age requirement of eighteen. The Company discontinued matching contributions under this plan in December 2011. The Company made $40,906 and $0 matching contributions to this plan for the years ended December 31, 2011 and December 31, 2012, respectively.

13. Commitments and Contingencies

The Company leases offices and manufacturing space at various locations under non-cancelable operating leases extending through 2021. The Company also leases certain office and computer equipment under non-cancelable operating leases. Future minimum operating lease payments with initial or remaining terms of one year or more are as follows:

	Operating Leases
Year ended December 31:	
2013	$ 304,298
2014	333,445
2015	345,997
2016	345,997
Thereafter	1,226,555
Total minimum lease payments	$ 2,556,292

Rent expense was $458,734 and $402,599 for the years ended December 31, 2011 and 2012, respectively.

14. Related Party Transactions

As discussed in Note 9, the Company has two outstanding notes payable to an entity controlled by one of its principal stockholders, Mr. H.T. Ardinger. See Note 11 for prefer stock activities.

Other than as permitted in the Exchange Agreement, from May 4, 2011 through July 31, 2011, the holders of the shares of Common Stock issued pursuant to the Series B/C Conversion have agreed not to sell or otherwise transfer such shares of Common Stock. Additionally, from August 1, 2011 through January 27, 2012, such holders agreed to limit any sales or transfers of such Common Stock in accordance with the volume limitations of Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), as if such holders were affiliates of the Company. If during the Temporary Conversion Period, a change in control of the Company occurs, these transfer restrictions shall terminate.

Ardinger is the largest stockholder of the Company and the sole general partner of the Ardinger Partnership. Immediately prior to the Series B/C Conversion, Ardinger: (i) directly beneficially held (a) 400,000 shares of Series B Preferred Stock and (b) 200,000 shares of Series C Preferred Stock and (ii) indirectly beneficially held, as sole general partner of the Ardinger Partnership, 80,000 shares of Series E Preferred Stock. The Company reimbursed the Ardinger Partnership $10,000 for their legal expenses related to this transaction.

On December 27, 2011, ViewCast entered into the Subscription Agreements with the Investors for the purchase of private placement units consisting of an aggregate 6,618,068 shares of Common Stock and Warrants to purchase 6,618,068 shares of Common Stock for an aggregate purchase price of $745,000, of which $425,000 was received in December 2012 and the remaining $320,000 was received in January 2012. The purchase price per private placement unit was $0.1125707, which was the weighted average closing price for the five trading days immediately prior to December 27, 2011. Pursuant to the Subscription Agreements, the Warrants are exercisable into shares of Common Stock at an exercise price of $0.1238 per share of Common Stock which was 110% of the weighted average closing price for the five trading days immediately prior to December 27, 2011. The Warrants will expire on December 31, 2014.

The following Investors have a relationship to the Company and subscribed for the following number of shares of Common Stock and Warrants exercisable into the same number of shares of Common Stock:

David W. Brandenburg RIRA – 888,331 shares
Diana L. Brandenburg RIRA – 888,331 shares
John C. Hammock – 888,331 shares
Laurie L. Latham – 888,331 shares

Lance E. Ouellette – 888,331 shares
Christina K. Hanger – 222,083 shares
George C. Platt – 177,667 shares

Messrs. Brandenburg, Hammock, Ouellette and Platt are directors of the Company, Ms. Hanger was director of the Company until November 28, 2012. Mr. Hammock is the President and Chief Executive Officer of the Company and Ms. Latham was, until August 21, 2012, the Chief Financial Officer and Senior Vice President of Finance and Administration of the Company. They acquired the shares of Common Stock on the same terms as the other five Investors. Mr. Ouellette is the stepson of H.T. Ardinger, Jr., a principal stockholder of the Company. There are no additional material relationships between the Company and the Investors aside from entering into the Subscription Agreements. Each of the Investors is an "accredited investor" as defined under Rule 501 promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the shares of Common Stock and the Warrants are being issued pursuant to Rule 506 promulgated pursuant to the Securities Act.

15. Current Economic Conditions

The current protracted economic decline continues to present companies with difficult circumstances and challenges, which in some cases have resulted in large and unanticipated declines in the fair value of certain assets, declines in the volume of business, constraints on liquidity and difficulty obtaining financing. The financial statements have been prepared using values and information currently available to the Company.

Current economic and financial market conditions could adversely affect the Company's results of operations in future periods. The current instability in the financial markets may make it difficult for certain of the Company's customers to obtain financing, which may significantly impact the volume of future sales which could have an adverse impact on the Company's future operating results.

In addition, given the volatility of current economic conditions, the values of assets and liabilities recorded in the financial statements could change rapidly, resulting in material future adjustments in allowances for accounts receivable, inventory and valuation of intangibles and other long-lived assets.

16. Fair Value Measurements

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices in active markets for identical assets or liabilities

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

Following is a description of the valuation methodologies and inputs used for assets and liabilities measured at fair value on a nonrecurring basis and recognized in the accompanying balance sheet, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Goodwill and Other Intangible Assets

The fair value is estimated using discounted cash flows that are unobservable or that cannot be corroborated by observable market data and, therefore, are classified within Level 3 of the valuation hierarchy.

The following table presents the fair value measurement of assets and liabilities measured at fair value on a non-recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at December 31, 2011 for the Ancept Assets:

		Fair Value Measurements Using		
	Fair Value	Level 1	Level 2	Level 3
Goodwill	$ -	$ -	$ -	$ -
Customer List	-	-	-	-
Software	442,775	-	-	442,775
	$ 442,775	$ -	$ -	$ 442,775

SCHEDULE H ASSUMED LIABILITIES

Vend_Name	Due date	Amount	Valdor
Adex Electronics Inc Total		270.00	
Akamai Technologies Inc	08/01/13	2,269.64	
Akamai Technologies Inc	09/01/13	2,303.73	
Akamai Technologies Inc Total		4,573.37	4,573.37
Arrow Electronics Inc.	06/21/13	20,050.94	
Arrow Electronics Inc.	06/26/13	6,612.59	
Arrow Electronics Inc.	06/26/13	17,400.99	
Arrow Electronics Inc. Total		44,064.52	44,064.52
Austin Foam Plastics Inc Total		817.50	
Avnet Electronic Marketing	03/29/12	7,170.00	
Avnet Electronic Marketing	03/29/13	1,350.00	
Avnet Electronic Marketing	04/02/13	9.00	
Avnet Electronic Marketing	04/12/13	1,018.00	
Avnet Electronic Marketing	06/05/13	(396.00)	
Avnet Electronic Marketing	04/19/13	608.00	
Avnet Electronic Marketing	04/24/13	718.75	
Avnet Electronic Marketing	05/07/13	718.75	
Avnet Electronic Marketing	05/09/13	8,745.00	
Avnet Electronic Marketing	05/14/13	1,437.50	
Avnet Electronic Marketing Total		21,379.00	21,379.00
Cable Technologies Inc	05/16/13	325.00	
Cable Technologies Inc Total		325.00	325.00
Custom Computer Cables Total		4,227.16	
EDAC Power America Inc	08/10/13	1,780.00	
EDAC Power America Inc Total		1,780.00	1,780.00
Epec LLC	04/16/13	611.00	
Epec LLC Total		611.00	
Fedex Total		745.48	
Global Fasteners Total		664.97	
Avnet Electronic Marketing	04/17/13	4,514.80	
Avnet Electronic Marketing	04/18/13	157.00	
Avnet Electronic Marketing	04/20/13	2,827.50	
Avnet Electronic Marketing	04/20/13	169.65	
Avnet Electronic Marketing	05/11/12	2,173.81	
Avnet Electronic Marketing	05/17/13	11,738.48	
Avnet Electronic Marketing	05/29/13	33.75	
Avnet Electronic Marketing	06/15/13	1,069.00	
Avnet Electronic Marketing	06/27/13	1,979.25	
Avnet Electronic Marketing	07/07/13	1,979.25	
Avnet Electronic Marketing Total		26,642.49	26,642.49
Howison & Arnott LLP	01/27/13	982.48	
Howison & Arnott LLP	03/08/13	255.00	
Howison & Arnott LLP	08/14/13	80.00	
Howison & Arnott LLP Total		1,317.48	1,317.48
H&S Corporation Total		(43.20)	
iCard Promotions LLC Total		1,569.10	
Marking Systems Inc Total		5,845.00	
Morgan Newton Company Total		1,827.90	
Robert Morley Total		54,750.00	
Multi-Metal & Mfg Co Inc	03/24/13	2,959.80	

SCHEDULE H ASSUMED LIABILITIES

Vend_Name	Due date	Amount	Valdor
Multi-Metal & Mfg Co Inc	03/24/13	1,050.00	
Multi-Metal & Mfg Co Inc	03/30/13	1,952.60	
Multi-Metal & Mfg Co Inc	04/05/13	275.00	
Multi-Metal & Mfg Co Inc	04/11/13	307.40	
Multi-Metal & Mfg Co Inc	05/19/13	235.00	
Multi-Metal & Mfg Co Inc	06/07/13	782.60	
Multi-Metal & Mfg Co Inc	06/09/13	235.00	
Multi-Metal & Mfg Co Inc	06/14/13	2,937.00	
Multi-Metal & Mfg Co Inc Total		10,734.40	10,734.40
National Technical Systems	05/30/13	7,650.00	
National Technical Systems Total		7,650.00	7,650.00
Pinnacle Graphics Inc Total		531.20	
Quality Cases & Containers LLC	06/15/13	7,086.20	
Quality Cases & Containers LLC Total		7,086.20	7,086.20
Stanley Supplies & Services Inc Total		208.74	
Swift Glass Co Inc Total		(187.00)	
Akamai	02/01/13	3,627.81	
Akamai	03/01/13	1,823.65	
Akamai	04/01/13	2,022.83	
Akamai	05/01/13	2,146.23	
Akamai	06/01/13	2,226.88	
Akamai	07/01/13	2,262.60	
Akamai Total		14,110.00	14,110.00
Grand Total		**211,500.31**	139,662.46